As filed with the Securities and Exchange Commission on May 9, 2013

Securities Act File No. 333-187475

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. 2

Post-Effective Amendment No.

ING MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

7337 East Doubletree Ranch Road, Scottsdale, Suite 100, Arizona 85258-2034

(Address of Principal Executive Offices) (Zip Code)

1-800-992-0180

(Registrant’s Area Code and Telephone Number)

Huey P. Falgout
ING U.S. Legal Services
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034

(Name and Address of Agent for Service)

With copies to:

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter be effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

ING INTERNATIONAL VALUE FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

May 17, 2013

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ING International Value Fund (“International Value Fund”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the International Value Fund. The Special Meeting is scheduled for 10:00 A.M., Local time, on June 25, 2013, at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders of the International Value Fund will be asked to vote on the proposed reorganization (the “Reorganization”) of the International Value Fund with and into the ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Value Equity Fund”) (together with International Value Fund, the “Funds”, each a “Fund”). Each Fund is a member of the mutual fund group called the “ING Funds.” Part I of the enclosed Proxy Statement/Prospectus concerns this proposal.

Shareholders also will be asked at the Special Meeting to vote on a number of other items that are unrelated to the Reorganization (“Other Proposals”). Part II of the enclosed Proxy Statement/Prospectus relates to the Other Proposals. The Other Proposals are substantially similar to proposals that shareholders of other ING Funds, including International Value Equity Fund, have been asked to approve in separate proxy statements. First among these Other Proposals is the election of 13 nominees to the Board, effective immediately. If the Reorganization is approved, this 13 member Board would serve International Value Fund until its reorganization and subsequent liquidation.

In addition, shareholders will be asked to approve a new investment advisory agreement for International Value Fund with ING Investments, LLC (“ING Investments”) and a new investment sub-advisory agreement with ING Investment Management Co. LLC (“ING IM”), which will only go into effect if shareholders do not approve the Reorganization. These new advisory and sub-advisory agreements arise in connection with a plan for the U.S. parent company of ING Investments and ING IM to separate from its ultimate parent, ING Groep, N.V.

If the Reorganization is approved by shareholders, you will become a shareholder of International Value Equity Fund beginning on the date that the Reorganization occurs. The Reorganization would provide shareholders of International Value Fund with an opportunity to participate in a larger combined fund with identical investment objectives, substantially identical principal investment strategies and a lower net expense ratio.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement/Prospectus. The Proposals are discussed in detail in the enclosed Proxy Statement/Prospectus, which you should read carefully. The Board recommends that you vote “FOR” each Proposal.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please read the Proxy Statement/Prospectus carefully and cast your vote. It is important that your vote be received no later than June 24, 2013.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING INTERNATIONAL VALUE FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for June 25, 2013

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of the ING International Value Fund (the “International Value Fund”) is scheduled for 10:00 A.M., Local time on June 25, 2013 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) is required to divest ING U.S., Inc. (“ING U.S.”), an indirect subsidiary of ING Groep and the U.S. parent company of ING Investments and ING IM, the investment adviser and sub-adviser to International Value Fund, respectively (such divestment, the “Separation Plan”). In 2012, ING Groep announced that the base case for divesting ING U.S. was an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipated selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. ING U.S. priced its IPO on May 1, 2013, and closed the IPO on May 7, 2013. While the base case for the remainder of the Separation Plan is divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

        The Funds are subject to the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such a transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. To ensure that ING Investments and ING IM may continue to provide advisory and sub-advisory services to International Value Fund without interruption if the Reorganization is not approved, shareholders will be asked at the Special Meeting to approve new advisory and sub-advisory agreements, as described in Proposals Three and Four of the enclosed Proxy Statement/Prospectus.

At the Special Meeting, International Value Fund’s shareholders will be asked:

1.              To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between International Value Fund and the ING International Value Equity Fund (formerly, the ING Global Value Choice Fund) (“International Value Equity Fund” and, together with International Value Fund, the “Funds”)), providing for the reorganization of International Value Fund with and into International Value Equity Fund (the “Reorganization”);

2.              To elect 13 nominees to the Board of Trustees (the “Board”) of International Value Fund;

3.              To approve a new investment advisory agreement for International Value Fund with ING Investments, LLC (“ING Investments”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

4.              To approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Co. LLC (“ING IM”) with respect to International Value Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and

5.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

As explained in the enclosed Proxy Statement/Prospectus, Proposals Three and Four would only be implemented if approved by shareholders and shareholders do not approve Proposal One. Proposal Two would be implemented immediately if approved, regardless of whether shareholders approve any of the other Proposals.

Please read the enclosed Proxy Statement/Prospectus carefully for information concerning the Proposals to be placed before the Special Meeting. Part I of the enclosed Proxy Statement/Prospectus relates to Proposal One. The remaining Proposals are discussed in Part II.

The Board of Trustees has concluded that the Proposals are in the best interests of International Value Fund and its shareholders and recommends that you vote “FOR” each Proposal.

Shareholders of record as of the close of business on March 28, 2013, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than June 24, 2013, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Proxy Ballot, by giving written notice of revocation to International Value Fund or by voting in person at the Special Meeting.

By Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

May 17, 2013

PROXY STATEMENT/PROSPECTUS

May 17, 2013

PROXY STATEMENT FOR:

ING INTERNATIONAL VALUE FUND

(A series of ING Mayflower Trust)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Special Meeting of Shareholders

of ING International Value Fund

Scheduled for June 25, 2013

PROSPECTUS FOR:

ING INTERNATIONAL VALUE EQUITY FUND

(A series of ING Mutual Funds)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on June 25, 2013

This Proxy Statement/Prospectus and Notice of Special Meeting are available at: www.proxyvote.com/ing

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

Introduction	1
What is Proposal One (discussed in Part I of the Proxy Statement/Prospectus)?	1
What are the Other Proposals (discussed in Part II of the Proxy Statement/Prospectus)?	1
Why did you send me this booklet?	2
What proposals will be considered at the Special Meeting?	2
Who is eligible to vote?	2
How do I vote?	2
How does the Board recommend that I vote?	3
When and where will the Special Meeting be held?	3
How can I obtain more information about the Funds?	3
Summary of the Reorganization	5
Proposal One — Approval of the Reorganization	6
What is the proposed Reorganization?	6
Why is a Reorganization proposed?	6
How do the Investment Objectives compare?	6
How do the Fees and Expenses compare?	6
How do the Principal Investment Strategies compare?	8
How do the Principal Risks of Investing in the Funds compare?	9
How do the Net Assets of the Funds compare?	10
How do the Funds’ portfolio turnover rates compare?	10
How does International Value Fund Performance compare to International Value Equity Fund?	11
How has a Substantially Similarly Managed Fund Sub-Advised by ING IM Performed?	13
How do the Management Fees of the Funds compare?	13
What are the Key Differences in the Rights of Shareholders of International Value Fund and International Value Equity Fund?	16
Additional Information about the Reorganization	17
What is the Board’s recommendation?	18
What factors did the Board consider?	18
What is the required vote?	18
What happens if shareholders do not approve the Reorganization Agreement?	18
Additional Information about the Funds	19
Form of Organization	19
Dividends and Other Distributions	19
Capitalization	19
Proposal Two — Election of Trustees	21
What is Proposal Two?	21
Who are the Nominees and what are their qualifications?	21
How long will the Trustees serve on the Board?	23
What are the Trustees paid for their services?	23
Do the Independent Trustees and the Nominees own shares of the Fund or certain affiliate entities?	24
How is the Board structured?	24
How often does the Board meet?	27
Who are the officers of the Trust?	27
What are the officers paid for their services?	27
What is the recommendation of the Board?	27
What is the required vote?	27
Impact of the Separation Plan	28
What is the Separation Plan?	28
Why do the investment advisory and sub-advisory agreements terminate?	28
Will the Separation Plan change how International Value Fund is managed?	29
How will the Separation Plan affect the service providers to International Value Fund?	29
Proposal Three — Approval of a New Advisory Agreement	31
What is Proposal Three?	31
Who is International Value Fund’s investment adviser?	31
What are the terms of the Proposed Advisory Agreement?	31
What is the recommendation of the Board?	32
What is the required vote?	32
What happens if shareholders do not approve Proposal Three?	33
Proposal Four — Approval of a New Sub-Advisory Agreement	34
What is Proposal Four?	34
Who is International Value Fund’s Sub-Adviser?	34
What are the terms of the Proposed ING IM Sub-Advisory Agreement?	34
What is the recommendation of the Board?	35

What is the required vote?	35
What happens if shareholders do not approve Proposal Four?	35
Separation Plan — Factors Considered by the Board	36
General information about the Proxy Statement/Prospectus	40
Who is asking for my vote?	40
How is my proxy being solicited?	40
What happens to my proxy once I submit it?	40
Can I revoke my proxy after I submit it?	40
What are the voting rights and quorum requirements?	40
Who are the Funds’ independent public accountants?	41
Can shareholders submit proposals for consideration in a Proxy Statement?	42
How can shareholders send communications to the Board?	42
What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?	42
Who pays for this Proxy Solicitation/Prospectus?	42
Appendix A: Form of Agreement and Plan of Reorganization	43
Appendix B: Additional Information Regarding ING International Value Equity Fund	51
Portfolio Holdings Information	51
Class of Shares	51
Distribution and Service (12b-1) Fees	52
Sales Charges	52
How Shares Are Priced	55
How to Buy Shares	55
How to Sell Shares	57
How to Exchange Shares	59
Frequent Trading - Market Timing	60
Payments to Financial Intermediaries	62
Dividends, Distributions, and Taxes	62
Account Policies	64
FINANCIAL HIGHLIGHTS	64
Appendix C: Principal Investment Strategies and Principal Risks of Ing International Value Fund Prior to March 26, 2013	66
Appendix D: Nominees	69
Appendix E: Trustee Compensation	71
Appendix F: Trustee and Nominee Ownership of Portfolio Securities	72
Appendix G: Officer Information	73
Appendix H: Principal Executive Officers	75
Appendix I: Form of Proposed Advisory Agreement	76
Appendix K: Advisory Agreement Information	81
Appendix L: Compensation Paid to Ing Investments by Investment Companies with Similar Investment Objectives	82
Appendix M: Form of Proposed ING IM Sub-Advisory Agreement	84
Appendix N: Sub-Advisory Agreement Information	91
Appendix O: Compensation Paid to ING IM by Investment Companies with Similar Investment Objectives	92
Appendix P: Board Consideration of Advisory and Sub-Advisory Contracts On November 29, 2012	93
Overview of the Contract Renewal and Approval Process	93
Nature, Extent, and Quality of Service	94
Fund Performance	95
Economies of Scale	96
Information Regarding Services to Other Clients	96
Fee Rates and Profitability	96
Appendix Q: Security Ownership of Certain Beneficial and Record Owners	97
Appendix R: Fees Paid to the Independent Registered Public Accountants	99

INTRODUCTION

What is Proposal One (discussed in Part I of the Proxy Statement/Prospectus)?

On January 10, 2013, the Board of Trustees (the “Board”) of ING International Value Fund (the “International Value Fund” or the “Acquired Fund”) and ING International Value Equity Fund (formerly, the ING Global Value Choice Fund) (the “International Value Equity Fund” or the “Acquiring Fund”) (each, a “Fund,” and collectively, the “Funds”) approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”), which provides for the reorganization of International Value Fund with and into International Value Equity Fund (the “Reorganization”). The Reorganization requires shareholder approval and, if approved, is expected to be effective on July 13, 2013, or such other date as the parties may agree (the “Closing Date”).

In connection with approving the Reorganization, the Board, including a majority of the Trustees who are not “interested persons” of International Value Fund, as defined in the Investment Company Act of 1940, as amended (“Independent Trustees”), also approved the termination of the investment sub-advisory agreements with two of the three then-active sub-advisers to International Value Fund, Brandes Investment Partners, L.P. (“Brandes”) and del Rey Global Investors, LLC (“del Rey”), effective as of the close of business on March 26, 2013, so that these firms would no longer manage a portion of International Value Fund’s assets after the effective date. From that time through the close of business on April 5, 2013, International Value Fund was in a “transition period,” during which time a transition manager sold all or most of the assets that had been managed by Brandes and del Rey in preparation for the day-to-day management of all of the assets of International Value Fund by ING Investment Management Co. LLC (“ING IM” or “Sub-Adviser”), the sole remaining sub-adviser to International Value Fund. ING IM currently manages International Value Fund pursuant to principal investment strategies that are substantially identical to the strategies it used to manage the allocated portion (or “sleeve”) of the Fund it managed while Brandes and del Rey also were sub-advisers. In choosing to terminate the sub-advisory agreements with Brandes and del Rey, the Board considered, among other factors, the lower historical performance of the sleeves of International Value Fund managed by Brandes and del Rey as compared to the sleeve managed by ING IM.

The current principal investment strategies of International Value Fund are substantially identical to those of International Value Equity Fund, for which ING IM also serves as sub-adviser. Therefore, if the Reorganization is approved, before and after closing on the Reorganization, shareholders of International Value Fund are not expected to experience significant differences in the risk and return characteristics of the Fund to which they are exposed as a result of the Reorganization.

Prior to the close of business on November 13, 2012, International Value Equity Fund, the proposed surviving Fund in the Reorganization, was sub-advised by Tradewinds Global Investors, LLC (“Tradewinds”). On September 6, 2012, the Board of Trustees, which also serves that Fund, terminated the sub-advisory agreement with Tradewinds, effective as of the close of business November 13, 2012. Following a transition period, ING IM was retained as the interim sub-adviser to International Value Fund as of the close of business on November 30, 2012. On April 11, 2013, shareholders of International Value Equity Fund approved a “permanent” sub-advisory agreement with ING IM regarding that Fund.

What are the Other Proposals (discussed in Part II of the Proxy Statement/Prospectus)?

If approved by shareholders, Proposal Two would be implemented immediately after the special meeting of the shareholders (the “Special Meeting”), regardless of whether shareholders approve any of the other Proposals. Proposals Three and Four only would be implemented if shareholders approve those Proposals and do not approve Proposal One.

The Election of Trustees. In Proposal Two, shareholders of International Value Fund are being asked to elect 13 nominees to the Board, each to serve until their death, resignation, or retirement or until a successor is duly elected and qualified, effective immediately after the Special Meeting. These nominations are, in part, the result of an effort on the part of the Board, another board in the complex of investment companies managed by the Adviser or its affiliates (the “ING Fund Complex”), and ING Investments and affiliated entities, to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. Shareholders of the other investment companies in the ING Funds Complex (the “ING Funds”), including International Value Equity Fund, have been asked to vote to elect these 13 nominees to serve on the boards of those funds.

The Approval of New Advisory and Sub-Advisory Agreements. Pursuant to an agreement with the European Commission, ING Groep N.V. (“ING Groep”) is required to divest ING U.S., Inc. (“ING U.S.”), an indirect subsidiary of ING Groep and the U.S. parent company of ING Investments, LLC (“ING Investments” or “Adviser”) and ING IM, the adviser and sub-adviser of International Value Fund, respectively (such divestment, the “Separation Plan”). In 2012, ING Groep announced that the base case for divesting ING U.S. was an initial public offering of ING U.S. common stock (the “IPO”), in which ING Groep anticipated selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership over time. ING U.S. priced its IPO on May 1, 2013, and closed the IPO on May 7, 2013. While the base case for the remainder of the Separation Plan is divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

International Value Fund is subject to Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15 provides that any investment advisory agreement, including any sub-advisory agreement, must terminate automatically upon its “assignment,” which includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. Such transfer is often referred to as a “Change of Control Event.” It is anticipated that one or more of the transactions contemplated by the Separation Plan will be deemed a Change of Control Event. At any such Change of Control Event, the advisory and sub-advisory agreements for International Value Fund would automatically terminate. For more information on the Separation Plan and its effect on International Value Fund, please see the section of Part II of this Proxy Statement/Prospectus entitled “Impact of the Separation Plan.”

To ensure that the existing advisory and sub-advisory services provided to International Value Fund can continue uninterrupted if shareholders of International Value Fund do not approve the Reorganization and a Change of Control Event occurs, shareholders are asked to approve a new advisory agreement with the adviser, ING Investments, and a new sub-advisory agreement for International Value Fund between ING Investments and ING IM in Proposals Three and Four, respectively. If shareholders approve the Reorganization, Proposals Three and Four will not be implemented. If shareholders do not approve the Reorganization, these Proposals would be effective upon shareholder approval. As part of Proposals Three and Four, shareholders are also voting to approve any future advisory and sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory and sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory and sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement/Prospectus. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

Shareholders of other ING Funds, including International Value Equity Fund, the proposed surviving Fund in the Reorganization, have been asked to approve proposals substantially similar to Proposals Two, Three and Four in separate proxy statements.

Why did you send me this booklet?

This booklet includes the Proxy Statement/Prospectus and a Proxy Ballot for International Value Fund. It provides you with information you should review before providing voting instructions on the matters listed below and in the Notice of Special Meeting.

Because you, as a shareholder of International Value Fund, are being asked to approve a Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of International Value Equity Fund, this Proxy Statement also serves as a prospectus for International Value Equity Fund, which sets forth concisely the information about International Value Equity Fund that you should know before investing. The Proxy Statement/Prospectus should be retained for future reference. International Value Equity Fund is an open-end management investment company that seeks long-term capital appreciation, as described more fully below. The Reorganization Proposal is described in Part I of the Proxy Statement/Prospectus.

Part II of the Proxy Statement/Prospectus contains the following other proposals that shareholders also are asked to approve: the election of 13 nominees as Trustees of the ING Mayflower Trust, of which International Value Fund is the sole series, the approval of a new advisory agreement for International Value Fund, and the approval of a new sub-advisory agreement for International Value Fund. Please see the immediately preceding section and Part II of the Proxy Statement/Prospectus for more information on these Proposals and the reasons why shareholders are being asked to approve them at this time.

What proposals will be considered at the Special Meeting?

At the Special Meeting, shareholders of International Value Fund are being asked:

1.              To approve the Reorganization Agreement providing for the Reorganization of International Value Fund with and into International Value Equity Fund;

2.              To elect 13 nominees to the Board of International Value Fund;

3.              To approve a new investment advisory agreement for International Value Fund with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan;

4.              To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to International Value Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan; and

5.              To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Proposal One is discussed in Part I, and the remaining Proposals are discussed in Part II of the Proxy Statement/Prospectus.

Who is eligible to vote?

Shareholders holding an investment in shares of International Value Fund as of the close of business on March 28, 2013 (the “Record Date”) are eligible to vote.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•                  By Internet. The web address and instructions for voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Telephone. The toll-free number for telephone voting can be found on the enclosed Proxy Ballot. You will be required to provide your control number located on the Proxy Ballot.

•                  By Mail. Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided. Joint owners must each sign the Proxy Ballot.

•                  In Person at the Special Meeting. You can vote your shares in person at the Special Meeting. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

 Shareholders whose shares are held by nominees, such as brokers, can vote their shares by contacting their respective nominee. Should shareholders require additional information regarding the Special Meeting, they may contact the proxy solicitor toll-free at 1-888-605-1957. (Please see the section entitled “General Information” for more information on the proxy solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” the Proposals.

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on June 25, 2013, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location. If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Funds?

Should you have any questions about the Funds, please do not hesitate to contact Shareholder Services toll free at (800) 922-0180. The following documents are incorporated by reference: (1) the Statement of Additional Information (“SAI”) dated May 17, 2013, relating to this Proxy Statement/Prospectus; (2) the Prospectus and SAI for International Value Fund dated February 28, 2013, as supplemented; and (3) the Prospectus and SAI for International Value Equity Fund dated February 28, 2013, as supplemented.

A copy of the current prospectus, SAI, annual report and semi-annual report for each Fund is available, without charge, on the Internet at http://www.ingfunds.com/literature or by contacting the Funds at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”), and the 1940 Act, and files reports, proxy materials and other information with the U.S. Securities and Exchange Commission (“SEC”). You can copy and review information about each Fund, including the SAI, reports, proxy materials, and other information at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, 100 F. Street N.E., Washington, D.C. 20549.

Only one copy of this Proxy Statement/Prospectus may be mailed to each household, even if more than one person in the household is an International Value Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement/Prospectus, please contact Shareholder Services. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please contact International Value Fund at the address or phone number listed above.

PART I: THE PROPOSED REORGANIZATION

SUMMARY OF THE REORGANIZATION

You should read this entire Proxy Statement/Prospectus carefully. You should also review a form of the Reorganization Agreement, which is attached hereto as Appendix A. For more information about International Value Equity Fund, please consult Appendix B and the Prospectus dated February 28, 2013, as supplemented.

On January 10, 2013, the Board approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

•                  the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund;

•                  the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

•                  the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund; and

•                  the complete liquidation of the Acquired Fund.

If shareholders approve the Reorganization, each owner of Class A, Class B, Class C, Class I, and Class W shares of the Acquired Fund would become a shareholder of the corresponding share class of the Acquiring Fund. The Reorganization is expected to be effective on the Closing Date. Each shareholder of the Acquired Fund will hold, immediately after the Closing Date, shares of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held by that shareholder as of the close of business on the Closing Date.

In considering whether to approve the Reorganization, you should note that:

•                  The Funds have identical investment objectives;

•                  The Funds have substantially identical principal investment strategies;

•                  The Funds have identical distribution and purchase procedures and exchange rights, as well as identical redemption procedures;

•                  ING Investments serves as the adviser to each Fund and ING IM serves as investment sub-adviser to each Fund. ING Investments and ING IM are indirect subsidiaries of ING Groep;

•                  The management fee for the Acquiring Fund is lower than for the Acquired Fund;

•                  Current shareholders of the Acquired Fund are expected to experience lower gross and net expenses as shareholders of the Acquiring Fund after the Reorganization, in amounts that vary depending on the class; and

•                  The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”); accordingly, pursuant to this treatment, neither the Acquired Fund nor its shareholders, nor the Acquiring Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement.

PROPOSAL ONE — APPROVAL OF THE REORGANIZATION

What is the proposed Reorganization?

Shareholders of International Value Fund are being asked to approve a Reorganization Agreement providing for the reorganization of International Value Fund with and into International Value Equity Fund. If the Reorganization Agreement is approved, shareholders of International Value Fund will become shareholders of International Value Equity Fund as of the close of business on the Closing Date.

Why is a Reorganization proposed?

At the January 10, 2013 meeting of the Board, ING Investments presented the Reorganization for consideration by the Board. In support of its proposal, ING Investments noted the relative underperformance of the “sleeves” of International Value Fund managed by Brandes and del Rey as compared to the sleeve managed by ING IM, and expressed its view that terminating Brandes and del Rey and retaining ING IM to serve as the sole active sub-adviser would be more beneficial to shareholders than continuing with the multi-manager structure. ING Investments further noted, however, that if ING IM assumed the day-to-day management of the entire International Value Fund, International Value Fund would essentially be a duplicate of International Value Equity Fund, with the same portfolio managers and substantially identical principal investment strategies. In ING Investments’ view the Reorganization would provide shareholders with: (1) a greater potential to achieve long-term scale by combining the assets of two Funds that would be (and currently are) managed by the same Adviser and Sub-Adviser pursuant to substantially identical principal investment strategies; and (2) an immediate benefit through lower gross and net expenses.

At the January 10, 2013 Board meeting, the Boards of both Funds (which were made up of the same individuals), including the Independent Trustees, determined that the interests of the shareholders of the Funds would not be diluted as a result of the Reorganization and that the Reorganization would be in the best interests of the Funds and their shareholders. The Reorganization would allow International Value Fund’s shareholders to remain invested in a professionally managed fund that seeks long-term growth of capital and current income.

How do the Investment Objectives compare?

As described in the chart that follows, the Funds have identical investment objectives.

	International Value Fund	International Value Equity Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.

How do the Fees and Expenses compare?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. Pro forma fees and expenses, which are estimated fees and expenses of International Value Fund after giving effect to the Reorganization, assume hypothetically that the reorganization occurred on October 31, 2012.

The Funds have identical shareholder fees. These sales charges are paid directly when you buy or sell shares.

International Value Fund and International Value Equity Fund

Shareholder Fees

Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None	(1)
B	None	5.00
C	None	1.00
I	None	None
W	None	None

(1)         A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

Annual Fund Operating Expenses(1)

Expenses you pay each year as a % of the value of your investment

	International Value Fund		International Value Equity Fund		International Value Equity Fund Pro Forma (Combined)
Class A
Management Fee	1.00		0.90		0.89
Distribution and/or Shareholder Services (12b-1) Fees	0.30		0.25		0.25
Administrative Services Fees	0.10		0.10		0.10
Other Expenses	0.27		0.34		0.23
Total Annual Fund Operating Expenses	1.67		1.59		1.47
Waivers and Reimbursements	—	(2)	—	(3)	—	(3)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	1.67		1.59		1.47

Class B
Management Fee	1.00		0.90		0.89
Distribution and/or Shareholder Services (12b-1) Fees	1.00		1.00		1.00
Administrative Services Fees	0.10		0.10		0.10
Other Expenses	0.27		0.34		0.23
Total Annual Fund Operating Expenses	2.37		2.34		2.22
Waivers and Reimbursements	—	(2)	—	(3)	—	(3)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	2.37		2.34		2.22

Class C
Management Fee	1.00		0.90		0.89
Distribution and/or Shareholder Services (12b-1) Fees	1.00		1.00		1.00
Administrative Services Fees	0.10		0.10		0.10
Other Expenses	0.27		0.34		0.23
Total Annual Fund Operating Expenses	2.37		2.34		2.22
Waivers and Reimbursements	—	(2)	—	(3)	—	(3)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	2.37		2.34		2.22

Class I
Management Fee	1.00		0.90		0.89
Distribution and/or Shareholder Services (12b-1) Fees	None		None		None
Administrative Services Fees	0.10		0.10		0.10
Other Expenses	0.13		0.27		0.16
Total Annual Fund Operating Expenses	1.23		1.27		1.15
Waivers and Reimbursements	—	(2)	—	(3)	—	(3)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	1.23		1.27		1.15

Class W
Management Fee	1.00		0.90		0.89
Distribution and/or Shareholder Services (12b-1) Fees	None		None		None
Administrative Services Fees	0.10		0.10		0.10
Other Expenses	0.27		0.34		0.23
Total Annual Fund Operating Expenses	1.37		1.34		1.22
Waivers and Reimbursements	—	(2)	—	(3)	—	(3)
Total Annual Fund Operating Expenses after Waivers and Reimbursements	1.37		1.34		1.22

(1)         Expense ratios have been adjusted to reflect current contractual rates.

(2)         The Adviser is contractually obligated to limit expenses to 1.80%, 2.50%, 2.50%, 1.50%, and 1.50% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. The obligation will automatically renew for one-year terms unless it is terminated by the Fund or the Adviser upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the Adviser within three years. In addition, effective January 1, 2013, the Adviser is contractually obligated to further limit expenses to 1.50%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014. There is no guarantee that this obligation will continue after March 1, 2014, and the obligation will only continue if the Adviser elects to renew it. Any fees waived pursuant to this obligation shall not be eligible for recoupment. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. These obligations are not reflected in the table above. Had these obligations been reflected in the table above, the Total Annual Fund Operating Expenses after Waivers and Reimbursements would have been 1.50%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, Class B, Class C, Class I, and Class W shares, respectively. Last, the Adviser is contractually obligated to waive a portion of the management fee through March 1, 2014. Based upon net assets as of October 31, 2012, the management fee waiver for the Fund would be (0.01)%. There is no guarantee that the management fee waiver will continue after March 1, 2014. The management fee waiver will continue only if the Adviser elects to renew it.

(3)         Effective November 30, 2012, the Adviser and distributor are contractually obligated to limit expenses to 1.35%, 2.10%, 2.10%, 1.10%, and 1.10% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through March 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Fund, the Adviser or the distributor upon written notice within 90 days of the end of the current term or upon termination of the advisory agreement and is subject to possible recoupment by the Adviser or distributor within three years. These obligations are not reflected in the table above. Had these obligations been reflected in the table above, the Total Annual Fund Operating Expenses after Waivers and Reimbursements would have been 1.35%, 2.10%, 2.10%, 1.10%, and 1.10% for Class A, Class B, Class C, Class I, and Class W shares, respectively.

Expense Examples

The Examples are intended to help you compare the costs of investing in shares of the Funds with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Funds for the time periods indicated. The examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		International Value Fund				International Value Equity Fund				International Value Equity Fund Pro Forma
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$735	1,071	1,430	2,438	727	1,048	1,391	2,356	716	1,013	1,332	2,231
B	Sold	$740	1,039	1,465	2,532	737	1,030	1,450	2,489	725	994	1,390	2,365
	Held	$240	739	1,265	2,532	237	730	1,250	2,489	225	694	1,190	2,365
C	Sold	$340	739	1,265	2,706	337	730	1,250	2,676	325	694	1,190	2,554
	Held	$240	739	1,265	2,706	237	730	1,250	2,676	225	694	1,190	2,554
I	Sold or Held	$125	390	676	1,489	129	403	697	1,534	117	365	633	1,398
W	Sold or Held	$139	434	750	1,646	136	425	734	1,613	124	387	670	1,477

How do the Principal Investment Strategies compare?

As discussed above, in anticipation of the Reorganization, the Board approved changes in the principal investment strategies of the Acquired Fund in connection with the termination of Brandes and del Rey and the allocation of all the assets of the Acquired Fund for the day-to-day management of ING IM. Consequently, both Funds have substantially identical principal investment strategies and principal risks. Prior to the close of business on March 26, 2013, the Acquired Fund pursued its investment objective through different investment strategies, and had three active sub-advisers.(1) For more information on the principal investments strategies and principal risks of the Acquired Fund prior to March 26, 2013, see Appendix C.

The Acquired Fund’s principal investment strategies differ from those of the Acquiring Fund in that the Acquired Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets, whereas the Acquiring Fund may lend for the same purposes, but only up to 30% of its assets. The Acquiring Fund also has a policy to provide 60 days’ prior notice to shareholders in the event that it determines to change its policy to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The principal investment strategies of the two Funds are stated below with the differences underlined.

International Value Fund	International Value Equity Fund

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Fund invests at least 65% of its assets in equity securities of companies located in a number of different countries, other than the United States. The Fund invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities. The Fund will provide shareholders with 60 days’ prior notice of any change in this investment policy. The Fund invests at least 65% of its net assets in equity securities of companies located in a number of different countries outside of the United States. The Fund invests primarily in companies with a large market capitalization, but may also invest in small- and mid-sized companies.

The Fund generally invests in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser (“Sub-Adviser”) believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.

The Fund generally invests in common and preferred stocks, warrants, and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the sub-adviser (“Sub-Adviser”) believes they present attractive investment opportunities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities.

(1)           As described in the section below entitled “How does the Management of the Funds compare?” ING Investments has entered into sub-advisory agreements with two additional sub-advisers, ING Investment Management Advisors B.V. and ING Investment Management Asia Pacific (Hong Kong) Limited, with respect to the Acquired Fund. ING Investments has not allocated any of the Acquired Fund’s assets for management by these sub-advisers. ING Investments has not entered into sub-advisory agreements with either of these additional sub-advisers with respect to the Acquiring Fund.

International Value Fund	International Value Equity Fund

The Fund may invest in derivative instruments, including futures, options, and swaps. The Fund typically uses derivatives to hedge against currency risk and for purposes of maintaining equity market exposure on its cash balance.

The Fund may invest in derivative instruments including futures, options, and swaps. The Fund typically uses derivatives to seek to hedge against currency risk and for purposes of maintaining equity market exposure on its cash balance.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors including valuation of the companies, catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Sub-Adviser primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the Sub-Adviser focuses on various factors including valuation of the companies, catalysts to stock price appreciation, quality of management, and financial measures, especially cash flow and cash flow return on capital.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.	The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its assets.	The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

How do the Principal Risks of Investing in the Funds compare?

As discussed above, the Board approved changes to the principal investment strategies of the Acquired Fund to make them substantially identical to those of the Acquiring Fund. Consequently, both Funds have identical principal risks. Prior to March 26, 2013, the Acquired Fund had different principal risks. For more information on the principal investment strategies and principal risks of the Acquired Fund prior to March 26, 2013, see Appendix C.

Risks

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those non-U.S. currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Risks

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Liquidity If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

Value Investing Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

How do the Net Assets of the Funds compare?

	International Value Fund	International Value Equity Fund
Net Assets of each Fund as of March 15, 2013	$441,541,659	$152,133,490

How do the Funds’ portfolio turnover rates compare?

	International Value Fund	International Value Equity Fund
Portfolio Turnover Rate for the Fiscal Year Ended October 31, 2012	33% of the average value of its portfolio(1)	35% of the average value of its portfolio(1)

(1)         This portfolio turnover rate was achieved under the both Funds’ previous principal investment strategies. The recent changes to both Funds’ principal investment strategies could affect the Funds’ future portfolio turnover rates.

How does International Value Fund Performance compare to International Value Equity Fund?

The following information is intended to help you understand the risks of investing in the Funds. The following bar charts show the changes in each Fund’s performance from year to year, and the table compares each Fund’s performance to the performance of a broad-based securities market index/indices for the same period. Each Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of each Fund’s Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares’ performance would be higher or lower than Class A shares’ performance because of the higher or lower expenses paid by Class A shares. Each Fund’s past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.INGFunds.com/literature or call 1-800-992-0180. The historical performance of both Funds shown below was primarily achieved while the Funds were under the day-to-day management of different sub-advisers and operated pursuant to different principal investment strategies than the current sub-adviser and strategies for the Funds. This historical performance would likely have been different under the current investment strategies of the Funds.

International Value Fund - Calendar Year Total Returns(1)
(as of December 31 of each year)

Best quarter: 2nd 2009, 25.68% and Worst quarter: 3rd 2011, (19.54%)

International Value Fund’s Class A shares’ year-to-date total return as of March 31, 2013: 2.05%

(1)         The performance shown for periods from January 21, 2011 to December 31, 2012 was achieved while the Fund was under the day-to-day portfolio management of Brandes, del Rey, and ING IM. From October 27, 2008 through January 20, 2011, Brandes and ING IM served as co-sub-advisers to the Fund. For periods prior to October 27, 2008, the Fund was sub-advised solely by Brandes. Since its inception, the Fund has operated pursuant to several different principal investment strategies.

Average Annual Total Returns %
(for the periods ended December 31, 2012)

		1 Year	5 Years (or life of the class)	10 Years (or life of the class)	Inception Date
International Value Fund
Class A before taxes	%	6.90	(6.52)	7.13	03/06/95
After tax on distributions	%	6.71	(6.99)	6.25
After tax on distributions with sale	%	5.23	(5.28)	6.52
MSCI EAFE® Index(1)%		17.32	(3.69)	8.21

Class B before taxes	%	7.62	(6.37)	7.02	04/18/97
MSCI EAFE® Index(1)%		17.32	(3.69)	8.21

Class C before taxes	%	11.64	(6.03)	7.05	03/06/95
MSCI EAFE® Index(1)%		17.32	(3.69)	8.21

Class I before taxes	%	13.97	(5.04)	8.19	06/18/01
MSCI EAFE® Index(1)%		17.32	(3.69)	8.21

Class W before taxes	%	13.77	3.80	N/A	07/20/09
MSCI EAFE® Index(1)%		17.32	6.56 (2)	N/A

(1)         The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2)         Reflects index performance since the date closet to the Class’ inception for which data is available.

International Value Equity Fund - Calendar Year Total Returns(1)
(as of December 31 of each year)

Best quarter: 2nd 2009, 26.13% and Worst quarter: 3rd 2008, (18.10%)

International Value Equity Fund’s Class A shares’ year-to-date total return as of March 31, 2013: 1.53%

(1)         The performance shown for periods from April 2006 to December 31, 2012 was achieved while the Fund was under the day-to-day portfolio management of Tradewinds, subject to different principal investment strategies that included the capability to invest significantly in securities of companies located in the United States. From February 2005 through April 2006, NWQ Investment Management Company, LLC, served as sub-adviser and performed the day-to-day portfolio management for the Fund. From October 2000 through February 2005, these services were performed by ING Aeltus Investment Management, and Nicholas Applegate Capital Management performed these services for periods prior to October 2000. Since its inception, the Fund has operated pursuant to several different principal investment strategies.

Average Annual Total Returns %
(for the periods ended December 31, 2012)

	1 Year	5 Years (or life of the class)	10 Years (or life of the class)		Inception Date
International Value Equity Fund
Class A before taxes %	(5.50)	2.17	9.33		04/19/93
After tax on distributions %	(5.39)	1.65	9.03
After tax on distributions with sale %	(3.29)	1.76	8.25
MSCI EAFE® Index(1),(3)%	17.32	(3.69)	8.21
MSCI AW IndexSM(1),(3)%	16.13	(1.16)	8.11

Class B before taxes %	(5.45)	2.24	9.21		05/31/95
MSCI EAFE® Index(1),(3)%	17.32	(3.69)	8.21
MSCI AW IndexSM(1),(3)%	16.13	(1.16)	8.11

Class C before taxes %	(1.47)	2.60	9.20		04/19/93
MSCI EAFE® Index(1),(3)%	17.32	(3.69)	8.21
MSCI AW IndexSM(1),(3)%	16.13	(1.16)	8.11

Class I before taxes %	0.42	3.71	6.69		09/06/06
MSCI EAFE® Index(1),(3)%	17.32	(3.69)	0.28	(2)
MSCI AW IndexSM(1),(3)%	16.13	(1.16)	2.40	(2)

Class W before taxes %	0.53	7.77	N/A		06/01/09
MSCI EAFE® Index(1),(3)%	17.32	8.69 (2)	N/A
MSCI AW IndexSM(1),(3)%	16.13	11.70 (2)	N/A

(1)         The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

(2)         Reflects index performance since the date closet to the Class’ inception for which data is available.

(3)         On November 30, 2012, International Value Equity Fund changed its primary benchmark from the MSCI ACW IndexSM to the MSCI EAFE® Index because the MSCI EAFE® Index is considered by the Adviser to be a more appropriate benchmark reflecting the types of securities in which International Value Equity Fund invests.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.

How has a Substantially Similarly Managed Fund Sub-Advised by ING IM Performed?

ING IM manages International Value Fund and International Value Equity Fund in a substantially similar manner to, and the Funds have substantially similar investment objectives, policies and investment strategies as, an existing mutual fund managed by ING IM (the “Comparable Portfolio”). Unlike the Funds, the Comparable Portfolio is not offered directly to the public, but rather the purchase and sale of shares of the Comparable Portfolio may be made only by separate accounts of insurance companies serving as investment options under variable contracts or by qualified plans or other permitted investors.

The historical performance of Class I shares of the Comparable Portfolio is presented below. You should not consider the performance of the Comparable Portfolio as an indication of the future performance of International Value Equity Fund. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the Comparable Portfolio and not those to be paid by International Value Equity Fund. The Comparable Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance information shown below for the Comparable Portfolio does not include insurance-related charges imposed under a variable contract or expenses related to a qualified plan. If these charges or expenses were included, performance would be lower. The results shown below reflect the reinvestment of dividends and distributions and, aside from fee and expenses differences, were calculated in the same manner that will be used by the Funds to calculate their own performance. Performance is net of all other fees but does not include sales charges.

While both International Value Fund and International Value Equity Fund currently are managed in a manner similar to the Comparable Portfolio, investors should be aware that the Funds are not the same fund and will not have the same performance as each other or as the Comparable Portfolio. Investments made by one of the Funds at any given time may not be the same as those made by the other Fund or the Comparable Portfolio. Different performance will result due to factors such as differences in the cash flows into and out of the Funds, different fees and expenses, and differences in portfolio size and positions. In addition, you should note that the total operating expenses of the Comparable Portfolio presented in its current prospectus are lower than the total operating expenses of the Funds as shown in this Proxy Statement/Prospectus. The performance of the Comparable Portfolio would be lower if the total operating expenses of the Funds had been used to compute the Comparable Portfolio’s performance. One of the three persons primarily responsible for the management of the Comparable Portfolio became a portfolio manager of the Comparable Portfolio in December 2010. The other two portfolio managers of the Comparable Portfolio have served in that capacity from January 2009. Prior to January 2009, the Comparable Portfolio had different portfolio managers.

The table below also compares the Comparable Portfolio’s Class I shares’ performance to the performance of a broad-based securities market index for the same period.

Average Annual Total Returns %
(for the periods ended December 31, 2012)

	1 Year	3 Years	5 Years	10 Years
The Comparable Portfolio — Class I Shares (Managed by ING-IM)%	19.23	1.29	(5.43)	(6.37)
MSCI EAFE® Index(1)%	17.32	3.56	(3.69)	8.21

(1)         Index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.

How do the Management Fees of the Funds compare?

The following table compares the management fees of the Funds.

	International Value Fund	International Value Equity Fund

Investment Adviser	ING Investments	ING Investments

Investment Advisory Fee (as a percentage of average daily net assets)

1.00% on the first $1.5 billion of the Fund’s average daily net assets;

0.70% on the next $750 million of the Fund’s average daily net assets; and

0.65% of the Fund’s average daily net assets in excess of $2.25 billion (applied to all assets of the Fund)(1)

0.90% on the first $500 million of the Fund’s average daily net assets;

0.80% on the next $500 million of the Fund’s average daily net assets; and

0.75% of the Fund’s average daily net assets in excess of $1 billion

Sub-Adviser	ING IM	ING IM

	International Value Fund	International Value Equity Fund

Sub-Advisory Fee (as a percentage of average daily net assets)

ING IM

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by ING IM;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by ING IM;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by ING IM; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

ING Investment Management Advisors B.V. (“IIMA”)(2)

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by IIMA;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by IIMA;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by IIMA; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

ING Investment Management Asia Pacific (Hong Kong) Limited (“IIM Asia Pacific”)(2)

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

0.405% on the first $500 million of the Fund’s average daily net assets;

0.36% on the next $500 million of the Fund’s average daily net assets;

0.3375% of the Fund’s average daily net assets inexcess of $1 billion.

Portfolio Managers	Martin Jansen (since 12/10) Joseph Vultaggio (sine 01/09) David Rabinowitz (since 04/11)	Martin Jansen (since 11/12) David Rabinowitz (since 11/12) Joseph Vultaggio (since 11/12)

Administrator	ING Funds Services, LLC	ING Funds Services, LLC

Administrative Fee (as a percentage of average daily net assets)	0.10%	0.10%

Distributor	ING Investments Distributor, LLC	ING Investments Distributor, LLC

(1)         Pursuant to a separate waiver agreement, the Adviser has agreed to lower the advisory fee for International Value Fund so that the advisory fee payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of a sub-advisory fee reduction through March 1, 2014 for the Fund. There is no guarantee this waiver will continue after that date. The waiver agreement will only renew if the Adviser elects to renew it.

(2)         The Sub-Adviser is not currently managing any assets of the Fund as of the date of this Proxy Statement/Prospectus. Therefore, the Sub-Adviser has not received any sub-advisory fees paid by the Adviser as of such date.

Adviser to the Funds

ING Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments oversees all investment advisory and portfolio management services for each Fund. ING Investments is registered with the SEC as an investment adviser.

The Adviser is an indirect, wholly owned subsidiary of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, ING U.S. is a wholly-owned subsidiary of ING Groep N.V. ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.

ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2012, ING Investments managed approximately $46.2 billion in assets.

Sub-Advisers to the Funds

The Adviser has engaged ING IM to serve as sub-adviser to both Funds, to provide the day-to-day management of each respective Fund’s portfolio. The Adviser, and not the Funds, pays the sub-adviser.

In addition, the Adviser entered into sub-advisory agreements regarding International Value Fund with IIMA on February 11, 2011 and IIM Asia Pacific on January 21, 2011. Pursuant to the sub-advisory agreements, the Adviser may receive from IIMA and IIM Asia Pacific investment research and advice on issuers outside the United States (non-discretionary), and the Adviser may grant the sub-advisers investment management authority and the authority to buy and sell securities if the Adviser believes it would be beneficial to the Fund (discretionary services).

ING IM currently manages International Value Fund. However, in the future, to pursue International Value Fund’s investment objective the Adviser may at its discretion allocate a portion of the Fund’s assets to IIM Asia Pacific and/or IIMA for management, and may change the allocation of the Fund’s assets among all sub-advisers of the Fund.

The Adviser acts as a “manager-of-managers” for the Funds. The Adviser delegates to the sub-advisers the responsibility for investment management, subject to the Adviser’s oversight. The Adviser is responsible for monitoring the investment program and performance of the sub-advisers.

From time to time, the Adviser may also recommend the appointment of additional sub-advisers or replacement of non-affiliated sub-advisers to each Fund’s Board. It is not expected that ING Investments would normally recommend replacement of an affiliated sub-adviser as part of its oversight responsibilities. The Funds and the Adviser have received exemptive relief from the SEC to permit the Adviser, with the approval of each Fund’s Board, to appoint an additional non-affiliated sub-adviser or to replace an existing sub-adviser with a non-affiliated sub-adviser, as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of a Fund’s shareholders. The Funds will notify shareholders of any change in the identity of a sub-adviser of the Funds, the addition of a sub-adviser to the Funds, or any material change in the terms of a contract with a non-affiliated sub-adviser. In this event, the names of the Funds and their investment strategies may also change.

Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.

ING Investment Management Co. LLC. ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly owned subsidiary of ING U.S. and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

The following individuals are jointly responsible for the day-to-day management of the Funds’ assets. Mr. Jansen is lead Portfolio Manager and is primarily responsible for the execution of the overall strategy of the Funds. Mr. Rabinowitz and Mr. Vultaggio provide analytical coverage of companies owned by the Funds.

Martin Jansen, Portfolio Manager, has primary responsibility for international equities. Mr. Jansen was previously responsible for managing the transition of the U.S. equity trading facility and U.S. equity assets from ING Investment Management The Hague to ING IM. He joined ING in 1997 as senior manager to co-manage U.S. equity portfolios and was named head of the U.S. equity team in 1999. Prior to joining ING, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.

David Rabinowitz, Portfolio Manager, joined ING IM in January 2008 as the director of equity research and senior sector analyst covering the consumer staples sector. He was employed by JPMorgan from May 2002 to November 2007 where he held several equity leadership positions. Most recently, he served as director of emerging markets equity research, and before that, was the director of global sector research. Previously, he was a global consumer strategist at UBS Warburg and prior to that, he was a U.S. equity analyst for Smith Barney and Sanford C. Bernstein & Company.

Joseph Vultaggio, Portfolio Manager, joined ING IM in 1994. Mr. Vultaggio is responsible for the European Markets.

With respect to International Value Fund, ING Investments may, from time to time, obtain from each of the following ING IM affiliates investment advice, including factual information, research reports, investment recommendations and trading services, and to grant to one or more of the ING IM affiliates investment management authority if ING Investments believes that doing so would benefit the Fund. Each ING IM affiliate set forth below is a registered investment adviser and an indirect wholly-owned subsidiary of ING Groep:

ING Investment Management Advisors B.V. IIMA is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and United States. IIMA is an indirect, wholly owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of IIMA is Schenkkade 65, 2595 AS, The Hague, The Netherlands. As of December 31, 2012, IIMA had approximately $3.7 billion in assets under management. IIMA operates under the collective management of ING Investment Management Europe (“IIM Europe”) which, as of December 31, 2012, had approximately $242.4 billion in assets under management.

ING Investment Management Asia Pacific (Hong Kong) Limited. IIM Asia Pacific is an indirect, wholly owned subsidiary belonging to ING Groep. IIM Asia Pacific is registered with the SEC as an investment adviser. IIM Asia Pacific operates under the collective management of ING IM. The principal address of IIM Asia Pacific is Level 81, International Commerce Centre, 1 Austin Road, West Kowloon, Hong Kong. As of December 31, 2012, IIM Asia Pacific had over $1.1 billion assets under management.

Administrator

ING Funds Services, LLC (“Administrator”) serves as administrator to each Fund and receives an annual administrative services fee equal to 0.10% of each Fund’s average daily net assets.

Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of each Fund other than the investment advisory services performed by the Adviser or the Sub-Advisers including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds. The Administrator provides each Fund, at the Administrator’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds.

Distributor

ING Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

What are the Key Differences in the Rights of Shareholders of International Value Fund and International Value Equity Fund?

The Acquired Fund is organized as a separate series of ING Mayflower Trust (“IMT” or the “Trust”), a Massachusetts business trust, which is governed by a Declaration of Trust and Bylaws. The Acquiring Fund is organized as a separate series of IMF, a Delaware statutory trust, which is governed by an Amended and Restated Declaration of Trust and Bylaws. Key differences in shareholders’ rights under the Acquired Fund’s Declaration of Trust/Bylaws and the Acquiring Fund’s Amended and Restated Declaration of Trust/Bylaws are presented below.

International Value Fund	International Value Equity Fund

Shareholders have the power to vote with respect to, among other things: (1) the election and removal of Trustees; (2) any investment advisory contract; (3) incorporation of the Trust; (4) termination of the Trust or its series; (5) any merger, consolidation or sale of assets; and (6) amendment to the Declaration of Trust.

Shareholders have the power to vote with respect to: (1) the election and removal of Trustees; (2) any investment advisory contract; (3) incorporation of the Trust; (4) any merger, consolidation or sale of assets (by a vote of, in addition to a majority of the Trustees: either: (i) the holders of a majority of shares outstanding and entitled to vote or (ii) the holders of 67% of the shares present or represented at the applicable meeting; or, if through a written instrument without a meeting, the holders of at least 50% of the total outstanding shares of the applicable series); and (5) termination of the Trust (by a vote of at least two-thirds of the outstanding shares). Shareholder approval will be required for the liquidation of a particular series or class of shares if it is required under the 1940 Act.

In addition to shareholders, Trustees also have the power to amend the Declaration of Trust. Trustees may amend the Declaration of Trust if they deem it necessary to conform the Declaration of Trust to applicable federal and state laws, to change the name of the Trust, or to make any other changes which do not materially adversely affect the rights of shareholders. No amendment to the Declaration of Trust that would change shareholder rights, reduce the amount payable thereon upon liquidation, or diminish or eliminate any voting rights pertaining thereto may be made without the vote or consent of the holders of two-thirds of shares outstanding and entitled to vote. No amendment to the Declaration of Trust may be made impairing the exemption from personal liability of the shareholders.

The Amended and Restated Declaration of Trust permits the Trustees, without a shareholder vote, to amend the Amended and Restated Declaration of Trust, so long as such amendment does not materially adversely affect the rights of any shareholders and is not in contravention of applicable laws. No amendment to the Amended and Restated Declaration of Trust that would change shareholder rights by reducing the amount payable thereon upon liquidation, repealing the limitations on personal liability, or diminishing or eliminating any voting rights pertaining thereto may be made without the vote or consent of either: (i) the holders of a majority of shares outstanding and entitled to vote; or (ii) the holders of 67% of the shares present or represented at the applicable meeting

International Value Fund	International Value Equity Fund

Both shareholders and the Trustees have the power to amend the Bylaws.	The Trustees have the power to amend the By-laws.

Because the Acquired Fund is organized as a Massachusetts business trust and the Acquiring Fund is organized as a Delaware statutory trust, there are some differences between the rights of shareholders of each Fund under state law. Under Delaware law, shareholders of a Delaware statutory trust are generally shielded from personal liability for the debts or obligations of the statutory trust; but under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Acquired Fund’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund. As such, shareholders of the Acquired Fund have no personal liability for the Fund’s acts or obligations.

Additional Information about the Reorganization

The Reorganization Agreement

The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a form of which is attached to this Proxy Statement/Prospectus as Appendix A.

The Reorganization Agreement provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all of the Acquired Fund’s liabilities; and (ii) the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, as provided for in the Reorganization Agreement. The Acquired Fund will then be liquidated.

Each shareholder of Class A, Class B, Class C, Class I, and Class W shares of the Acquired Fund will hold, immediately after the Closing Date, the corresponding share class of the Acquiring Fund having an aggregate value equal to the aggregate value of the shares of the Acquired Fund held by that shareholder as of the close of business on the Closing Date. In the interest of economy and convenience, shares of the Acquiring Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of the Acquired Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to Appendix A to review the terms and conditions of the Reorganization Agreement.

Expenses of the Reorganization

The expenses of the Reorganization will be borne by the Adviser (or an affiliate) and are expected to total approximately $256,500. The expenses of the Reorganization shall include, but not be limited to, the costs associated with the preparation of necessary filings with the SEC, printing and distribution the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting. The expenses of the Reorganization do not include the transition costs described in “Portfolio Transitioning” below.

Tax Considerations

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Code. Accordingly, pursuant to this treatment, neither the Acquired Fund nor its shareholders, nor the Acquiring Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the Closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Prior to the Closing Date, the Acquired Fund will pay its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any net gains realized from any sales of assets prior to the Closing Date. This distribution would be taxable to shareholders that are subject to tax.

As of October 31, 2012, the Acquired Fund has estimated capital loss carryforwards of $(953,909,851), none of which will expire as a result of the Reorganization. The Acquiring Fund has estimated capital loss carryforwards of $(35,040,577), none of which will expire as a result of the Reorganization. After the Reorganization, the losses of the Acquired Fund generally may be available to the Acquiring Fund, to offset its capital gains, although a portion of the amount of these losses that may offset the Acquiring Fund’s capital gains in any given year may be limited due to this Reorganization and in some cases, potential utilization of such losses could be forfeited if they expire before being utilized. The ability of the Acquiring Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards and built in losses currently are available only to pre-Reorganization shareholders of each Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-Reorganization shareholders of the Acquiring Fund.

Portfolio Transitioning

As discussed above, in anticipation of the Reorganization, the Board approved changes to the investment objective and investment strategies of the Acquired Fund to align them with those of the Acquiring Fund. The cost of this portfolio transitioning was approximately $380,000, all of which was borne by International Value Fund. Since the Funds now have substantially identical investment objectives and investment strategies, the Sub-Advisers do not anticipate needing to sell a significant portion of the Acquired Fund’s holdings shortly prior to the Closing Date if the Reorganization is approved. If any of the Acquired Fund’s holdings are sold prior to the Closing Date, the proceeds of such sales are expected to be invested in securities that ING IM wishes for the Acquiring Fund to hold and temporary investments, which will be delivered to the Acquiring Fund at the Closing Date. During the transition period, the Acquired Fund may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. After the Closing Date of the Reorganization, ING IM, as the sub-adviser to the Acquiring Fund, may also sell portfolio holdings that it acquired from the Acquired Fund, and the Acquiring Fund may not be immediately fully invested in accordance with its stated investment strategies. In addition, each Fund may engage in a variety of transition management techniques to facilitate the portfolio transition process, including without limitation, the purchase and sale of baskets of securities and exchange-traded funds, and enter into and close futures contracts or other derivative transactions. Such sales and purchases by the Funds during the transition period may be made at a disadvantageous time and would result in increased transaction costs that are borne by shareholders.

What is the Board’s recommendation?

Based upon its review, the Board has determined that the Reorganization is in the best interests of International Value Fund and its shareholders. Accordingly, after consideration of such factors and information it considered relevant, the Board, including the Independent Trustees approved the Reorganization Agreement and voted to recommend to shareholders that they approve the Reorganization Agreement. The Board is therefore recommending that International Value Fund’s shareholders vote “FOR” the Reorganization Agreement.

What factors did the Board consider?

The Board considered the Reorganization as part of its overall consideration of what would be in the best interests of International Value Fund and its shareholders. The Board determined that International Value Fund would benefit from being combined into a larger fund under the day-to-day portfolio management of ING IM subject to ING IM’s international value investment strategy.

The Board, in approving the Reorganization, considered a number of factors, including, but not limited to, the following: (1) an analysis of ING IM as a sub-adviser that could replace Brandes and del Rey in managing the assets of International Value Fund, serving as the sole active sub-adviser of International Value Fund; (2) the lower gross and net expense ratios that current shareholders of International Value Fund are expected to experience as a result of the Reorganization; (3) the comparative fee structure of the Funds; (4) the performance of the Comparable Portfolio, which is also sub-advised by ING IM using similar investment strategies, as compared to the performance of International Equity Fund for the one-, three-, and five-year periods ended December 31, 2011 and the 11-month period ended November 30, 2012; (5) recent enhancements made to the ING IM international value team; (6) the similarity in investment styles between International Value Fund and International Value Equity Fund; (7) the significantly larger combined asset size of the two Funds, which would be likely to result in a reduction in expenses for the benefit of current shareholders of both International Value Fund and International Value Equity Fund; (8) the other potential benefits of the Reorganization to International Value Fund’s shareholders; (9) the direct or indirect costs to be incurred by each Fund and its shareholders relating to the Reorganization, including the cost of transitioning International Value Fund in connection with changing the principal investment strategies of the Fund and appointing ING IM as the sole sub-adviser to the Fund (and terminating Brandes and del Rey as sub-advisers) in anticipation of the Reorganization; (10) the expected tax consequences of the Reorganization to International Value Fund and its shareholders, including that the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; and (11) the Board’s determination that the Reorganization will not dilute the interests of the shareholders of International Value Fund.

What is the required vote?

Approval of the Reorganization Agreement requires the affirmative vote of the lesser of: (i) 67% or more of the voting securities present at the meeting, provided that more than 50% of the voting securities are present in person or represented by proxy at the Special Meeting; or (ii) a majority of the shares entitled to vote.

What happens if shareholders do not approve the Reorganization Agreement?

If shareholders of International Value Fund do not approve the Reorganization Agreement, International Value Fund will continue to be managed by ING Investments and sub-advised by ING IM as described in the prospectus, and the Board will determine what additional action, if any, should be taken.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

The Acquired Fund is organized as a separate series of IMT, an open-end management investment company organized as a Massachusetts business trust. IMT is governed by a board of trustees consisting of ten (10) members. The Acquiring Fund is organized as a separate series of IMF, an open-end management investment company organized as a Delaware statutory trust. As of the date of this Proxy Statement/Prospectus, IMF is governed by a board of trustees consisting of the same ten (10) members. Shareholders of the series of IMF are being asked to approve the same slate of nominees for Trustee as is proposed in Proposal Two. Please see Proposal Two for more information. For more information on the history of IMT and IMF, see the SAI of the Funds dated February 28, 2013.

Dividends and Other Distributions

The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund also declares and pays dividends consisting of ordinary income, if any, annually.

To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Funds as of October 31, 2012 and on a pro forma basis as of October 31, 2012, giving effect to the Reorganization

	International Value Fund	International Value Equity Fund	Adjustments		International Value Equity Fund Pro Forma (Combined)
Class A
Net Assets	$185,195,129	$82,688,287	—		$267,883,416
Net Asset Value Per Share	$10.41	$26.44	—		$26.44
Shares Outstanding	17,798,578	3,126,883	(10,799,707	)(1)	10,125,754

Class B
Net Assets	$634,539	$3,256,483	—		$3,891,022
Net Asset Value Per Share	$10.48	$28.43	—		$28.43
Shares Outstanding	60,537	114,561	(38,235	)(1)	136,863

Class C
Net Assets	$101,301,106	$52,627,761	—		$153,928,867
Net Asset Value Per Share	$10.07	$24.67	—		$24.67
Shares Outstanding	10,061,933	2,133,490	(5,958,901	)(1)	6,236,522

Class I
Net Assets	$195,303,770	$30,701,461	—		$226,005,231
Net Asset Value Per Share	$10.43	$26.69	—		$26.69
Shares Outstanding	18,806,872	1,150,187	(11,495,112	)(1)	8,461,947

Class W
Net Assets	$149,009	$8,307,664	—		$8,456,673
Net Asset Value Per Share	$10.38	$26.69	—		$26.69
Shares Outstanding	14,359	311,266	(8,780	)(1)	316,845

(1)         Reflects new shares issued, net of retired shares of International Value Fund. (Calculation: Net Assets ÷ Net Asset Value Per Share).

PART II: PROPOSALS NOT RELATED TO THE REORGANIZATION

PROPOSAL TWO — ELECTION OF TRUSTEES

What is Proposal Two?

The Board has nominated 13 individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Trustees of the Trust. Shareholders are asked to elect the Nominees as Trustees, effective upon shareholder approval (the “Election Effective Date”) each to serve until their death, resignation, or retirement or until a successor is duly elected and qualified.

The Nominees include Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler, Roger B. Vincent, and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, and Joseph Obermeyer, each of whom is not currently a member of the Board, but who serve as directors or trustees to other ING Funds. Each Nominee with the exception of Mr. Mathews is an independent or disinterested person, which means they are not “interested persons” of the Trust, as defined in the 1940 Act. Such individuals are commonly referred to as “Independent Trustees.” Robert W. Crispin and Shaun P. Mathews currently serve as “Interested Trustees.” Mr. Crispin has announced his intention to retire effective on the Election Effective Date.

These nominations are, in part, the result of an effort on the part of the Board, another board in the ING Fund Complex, and ING Investments to consolidate the membership of the boards so that the same members serve on each board in the ING Fund Complex. In furtherance of this effort, a proxy statement was sent to shareholders of other ING Funds seeking approval of the same Nominees. If these proposals were all approved by shareholders, all ING Funds would be governed by a board made up of the same individuals. If the Board were constituted in this manner as of March 1, 2013, it would have overseen 182 funds with combined assets of $90.9 billion.

In reaching its conclusion to pursue a consolidated Board, the current Board members focused on the best interests of shareholders of the Trust and other ING Funds for which these Board members serve in the same capacity. The Board concluded that such a consolidation likely would be in the best interests of such shareholders. In this connection, the Board considered, among other factors: (1) the potential benefits of having a common governance structure that oversees all ING Funds; (2) the additional human resources, skill sets, and experience that would be added to the Board through the consolidation; (3) the likely increase in the efficient use of human resources by management by virtue of supporting and meeting with a single consolidated board, rather than two separate boards; (4) the recognition that an increase in the efficient use of management’s human resources can ultimately redound to the benefit of shareholders, including potential cost savings from operational enhancements; (5) anticipated reductions in certain insurance premiums paid by the ING Fund Complex; (6) the fact that each Nominee who is not already a member of the Board has experience as a board member of other ING Funds and, thus, is familiar with investment company board matters generally and matters relating to the ING Fund Complex in particular; (7) the willingness of ING U.S. to bear all costs relating to holding these shareholder meetings, including the costs associated with this Proposal regarding the election of Trustees (and similar proposals by other ING Funds); (8) the willingness of the Trust’s investment adviser or its affiliates to bear certain additional costs relating to the increase in Board membership in recognition of the likely benefits to be realized by management from the consolidation; and (9) the continuation of the Board’s current committee structure. Different Board members likely gave different weight to these different factors in making their determinations regarding the board consolidation.

In addition to considering the benefits of board consolidation, the Trust’s Nominating and Governance Committee, which consists solely of Independent Trustees, and which, among other things, considers recommendations on nominations for Trustees, reviewed the qualifications, experience, and background of the Nominees. Based upon this review, the Nominating and Governance Committee recommended each Nominee to the Board as a candidate for nomination as an Independent Trustee. At a meeting of the Board held on January 10, 2013, after discussion and further consideration of the matter, the Board voted to nominate the Nominees for election by shareholders.

Neither the Nominating and Governance Committee nor the Board has a formal policy with regard to consideration of diversity in identifying nominees to serve as an Independent Trustee. Rather, as a matter of practice, the Nominating and Governance Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating and Governance Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills, and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

Each Nominee has consented to serve as a Trustee and to being named in this Proxy Statement/Prospectus.

Who are the Nominees and what are their qualifications?

Set forth below is pertinent information about each of the Nominees.

Independent Nominees

Colleen D. Baldwin has been a Trustee of the Trust and a board member of other ING Funds since 2007. She also has served as the Chairperson of the Board’s Nominating and Governance Committee since 2009. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Trustee of the Trust and a board member of other ING Funds since 2005. He also has served as Chairperson of the Board’s International/Balanced/Fixed-Income Funds Investment Review Committee (the “I/B/F IRC”) since 2006 and, prior to that, as Chairperson of the Trust’s Compliance Committee. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment portfolio. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment portfolios. He also served as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2005). Mr. Boyer holds a B.A. from University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Trustee of the Trust and a board member of other ING Funds since 2006. She also has served as Chairperson of the Board’s Domestic Equity Funds Investment Review Committee (the “DE IRC”) since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of Wisconsin Energy Corp. (since 2006), AMICA Mutual Insurance Company (since 1992), and The Royce Funds (since 2009). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A from Boston University and is a Chartered Financial Analyst.

Dr. Albert E. DePrince, Jr. has been a board member of other ING Funds since 1998. Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance, and monetary policy.

Peter S. Drotch has been a Trustee of the Trust and a board member of other ING Funds since 2007. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team and where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch also is a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Trustee of the University of Connecticut, and a member of the General Council of the Investment Company Institute’s Independent Directors Council. Mr. Drotch holds a B.S. from the University of Connecticut and is a Certified Public Accountant.

J. Michael Earley has been a Trustee of the Trust and a board member of other ING Funds since 2002. He also has served as Chairperson of the Trust’s’ Audit Committee since 2003. Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992. He also has served on the boards of directors of that company (1992-2009) and of Midamerica Financial Corporation (2002-2009), and as a board member of certain predecessor mutual funds of the ING Fund Complex (1997-2002). Mr. Earley holds a B.B.A. and a J.D. from the University of Iowa.

Martin J. Gavin has been a board member of other ING Funds since 2011, and previously served as a board member for other ING Funds from 2009 until 2010. Mr. Gavin is currently the President and Chief Executive Officer of the Connecticut Children’s Medical Center. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16-year period, including as President of Phoenix Trust Operations, Executive Vice President, and Chief Financial Officer of Phoenix Duff & Phelps, a publicly traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Russell H. Jones has been a board member of other ING Funds since 2007. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Trustee of the Trust and a board member of other ING Funds since 2005. He also has served as the Chairperson of the Trust’s Compliance Committee since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the ING Fund

Complex (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.S. from the University of Missouri and is a Certified Public Accountant.

Joseph E. Obermeyer has been a board member of other ING Funds since 2003. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, and a Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and postgraduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Trustee of the Trust and a board member of other ING Funds since 2006. She also has served as Chairperson of the Trust’s Contracts Committee since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a Trustee of the Trust and a board member of other ING Funds since 2002. He also has served as Chairman of the Board since 2007 and he previously served as Chairperson of the Contracts Committee and the DE IRC. Mr. Vincent is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006), and in 2011, retired as President of Springwell Corporation (corporate finance firm). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the ING Fund Complex (1993-2002). Mr. Vincent is a past board member of the National Association of Corporate Directors and currently serves as a board member of the Mutual Funds Directors Forum. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.

Interested Nominees

Shaun P. Mathews has been a Trustee of the Trust and a board member of other ING Funds since 2007. He also is President and Chief Executive Officer of ING Investments, LLC (2006 to present). Mr. Mathews previously served as President of ING Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Additional information about each Nominee can be found in Appendix D.

How long will the Trustees serve on the Board?

If elected, each Nominee would serve until their death, resignation, or retirement or until a successor is duly elected and qualified. The Independent Trustees have adopted a policy requiring each Independent Trustee to retire, without further action on the part of the Independent Trustee or the Board as of the close of business on December 31 of the calendar year in which such Independent Trustee attains the age of 73 (the “Retirement Date”); provided, however, by vote of a majority of the other Independent Trustees, the Retirement Date for an Independent Trustee may be extended to a later date if, as a result of such retirement, the Trust would be required to hold a meeting of shareholders to appoint a successor or otherwise comply with applicable law, in which case the Independent Trustee shall continue to be a member of the Board until the date of the shareholder meeting or until such time as the shareholder meeting is no longer required (as determined by vote of a majority of the other Independent Trustees).

What are the Trustees paid for their services?

Each Independent Trustee is compensated for their services, on a quarterly basis, according to a fee schedule adopted by the Board. The current fee schedule consists of an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings. The Board may from time to time designate other meetings as subject to compensation.

International Value Fund pays each Independent Trustee a pro rata share of: (1) an annual retainer of $200,000; (2) with respect to Mr. Vincent, as Chairperson of the Board, an additional annual retainer of $80,000; (3) with respect to Mses. Baldwin, Chadwick, and Pressler, and Messrs. Earley, Boyer, and Kenny, as Chairpersons of Committees of the Board, an annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (4) $10,000 per attendance at any of the regularly scheduled meetings (four quarterly meetings, two auxiliary meetings, and two annual contract review meetings); and (5) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for special in person meetings and $2,500 for special telephonic meetings. The pro rata share paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the ING Funds, for which the Trustees serve in common as Trustees.

Deferred Compensation Plan

The Board has established a deferred compensation plan for the Independent Trustees (the “Deferred Compensation Plan”). Pursuant to the Deferred Compensation Plan, any Independent Trustee may elect to defer receipt of all or a portion of their annual compensation received from a Fund. Deferred amounts earn a return for the Independent Trustees as though equivalent dollar amounts had been invested in shares of certain other ING Funds. This has the same economic effect for the Trustee as if the Trustee had invested the deferred amounts in such other portfolios. The Deferred Compensation Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a Fund.

Future Compensation Payment for Services Rendered on or before May 9, 2007

Each Independent Trustee who was a Trustee on or before May 9, 2007, and who will have served as an Independent Trustee for five or more years for one or more ING Funds is entitled to a future payment (“Future Payment”), if such Trustee: (1) retires in accordance with the Board’s Retirement Policy; (2) dies; or (3) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Trustee or the Trustee’s estate, in an amount equal to two times the annual compensation payable to such Trustee, as in effect at the time of their retirement, death, or disability if the Trustee had served as Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Trustee’s retirement, death, or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the ING Fund or ING Funds on whose Board the Trustee was serving at the time of their retirement, death, or disability. Each applicable Trustee may elect to receive payment of their benefit in a lump sum or in three substantially equal payments.

Appendix E details the compensation paid to the Trustees by International Value Fund and by all ING Funds for the most recent fiscal year.

Do the Independent Trustees and the Nominees own shares of the Fund or certain affiliate entities?

The Board has adopted a policy requiring each Independent Trustee to make an initial investment of at least $100,000, either directly or indirectly, in one or more ING Funds on whose boards they serve. Further, the policy requires that any Independent Trustee who did not already satisfy the requirement on April 5, 2007 (the date on which the policy was adopted), and each Independent Trustee that joins the Board thereafter, shall be permitted to satisfy the requirement over the course of a maximum of four years, provided that the Independent Trustee invests at least $25,000 per year in the funds during each such year (or such lesser amount as is necessary to satisfy the $100,000 investment requirement). Investments made indirectly through participation in the Board’s Deferred Compensation Plan would be counted towards the $100,000 investment requirement, and an Independent Trustee would not be required to invest additional amounts in excess of $100,000 in the event of a decline in the value of the original investment.

Appendix F provides the dollar value of all shares of International Value Fund and of all ING Funds held directly or indirectly by each Independent Trustee and each Nominee as of a recent date.

To the best of International Value Fund’s knowledge as of March 28, 2013, no Independent Trustee or Nominee owned 1% or more of the outstanding shares of any class of International Value Fund and the Independent Trustees, Nominees, and Officers of International Value Fund owned, as a group, less than 1% of the shares of each class of International Value Fund. As of March 28, 2013, none of the Independent Trustees, Nominees who are not and will not be interested persons of International Value Fund, or their immediate family members owned any shares of the adviser or principal underwriter or of any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of International Value Fund (not including registered investment companies).

How is the Board structured?

The Trust and International Value Fund are governed by the Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Trust and International Value Fund to the Trust’s officers and to various service providers that have been contractually retained to provide such day-to-day services. The ING entities that render services to International Value Fund do so pursuant to contracts that have been approved by the Board. The Trustees oversee International Value Fund’s activities, review contractual arrangements with companies that provide services to International Value Fund, and review the Fund’s investment performance.

Board Leadership Structure and Related Matters

The Board is currently comprised of ten members, eight of whom are Independent Trustees. The Trust is one of 21 registered investment companies (with a total of approximately 147 separate series) under the oversight of the Board and all of the Trustees serve as members of, as applicable, each investment company’s Board of Trustees or Directors. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Trustees, currently Roger B. Vincent, serves as the Chairman of the Board of the Trust. The responsibilities of the Board Chairman include: (1) coordinating with management in the preparation of agendas for Board meetings; (2) presiding at Board meetings; (3) between Board meetings, serving as a primary liaison with other Trustees, officers of the Trust, management personnel, and legal counsel to the Independent Trustees; and (4) such other duties as the Board periodically may determine. Mr. Vincent holds no position with any firm that is a sponsor of the Trust.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board believes that its leadership structure is an effective means of empowering the Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee, whose functions include, among other things, meeting with the independent registered public accounting firm of the Trust to review the scope of the Trust’s audit, the Trust’s financial statements and accounting controls, and meeting with management concerning these matters, internal audit activities and other matters. The Audit Committee currently consists of four Independent Trustees. The following Trustees currently serve as members of the Audit Committee: Messrs. Boyer, Drotch, and Earley and Ms. Baldwin. If elected, Messrs. Gavin and Obermeyer are expected to serve on the Audit Committee. Mr. Earley currently serves as Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch and Earley have each been designated as an Audit Committee Financial Expert, as defined in SEC rules under the Sarbanes-Oxley Act of 2002. The Audit Committee, which currently meets regularly five times per year, held six meetings during the calendar year ended December 31, 2012.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (1) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Trust; (2) facilitating information flow among Board members and the CCO between Board meetings; (3) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (4) coordinating CCO oversight activities with other ING Funds’ boards; (5) making recommendations regarding the role, performance, and oversight of the CCO; (6) overseeing the implementation of the Trust’s valuation procedures and the fair value determinations made with respect to securities held by the series of the Trust for which market value quotations are not readily available; (7) overseeing management’s administration of proxy voting; and (8) overseeing the effectiveness of brokerage usage by the Trust’s advisers or sub-advisers, and compliance with regulations regarding the allocation of brokerage for services. The Compliance Committee currently consists of four Independent Trustees: Messrs. Kenny and Vincent, and Mses. Chadwick and Pressler. If elected, Dr. DePrince and Mr. Jones are expected to serve on the Compliance Committee. Mr. Kenny currently serves as Chairperson of the Compliance Committee. The Compliance Committee, which currently meets regularly four times per year, held five meetings during the calendar year ended December 31, 2012.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the series of the Trust. The responsibilities of the Contracts Committee, among other things, include: (1) identifying the scope and format of information to be provided by certain service providers including investment advisers, sub-advisers, the administrator, and the distributor, in connection with applicable contract approvals or renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustee relating to the approval and renewal of advisory and sub-advisory agreements; (6) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Trustees; and (7) otherwise providing assistance in connection with Board decisions to renew, reject or modify agreements or plans. The Contracts Committee currently consists of five Independent Trustees: Mses. Chadwick and Pressler, and Messrs. Boyer, Drotch, and Vincent. If elected, Dr. DePrince and Messrs. Jones and Obermeyer are expected to serve on the Contracts Committee. Ms. Pressler currently serves as Chairperson of the Contracts Committee. The Contracts Committee, which currently meets regularly seven times per year, held nine meetings during the calendar year ended December 31, 2012.

Investment Review Committees. The Board has established two Investment Review Committees to, among other things, monitor the investment performance of the series of the Trust and make recommendations to the Board with respect to investment management activities performed by the Advisers and sub-advisers on behalf of the series of the Trust, and to review and make recommendations regarding proposals by management to retain new or additional sub-advisers for a Portfolio. The series of the Trust are monitored by the following Investment Review Committees:

Each committee is described below:

DE IRC Committee. The DE IRC currently consists of four Independent Trustees and one Interested Trustee. The following Trustees serve as members of the DE IRC: Ms. Chadwick, and Messrs. Earley, Kenny, Mathews, and Vincent. If elected, Messrs. Jones and Obermeyer are expected to serve on the DE IRC. Ms. Chadwick currently serves as Chairperson of the DE IRC. The DE IRC, which currently meets regularly six times per year, held six meetings during the calendar year ended December 31, 2012.

I/B/F IRC Committee. The I/B/F IRC currently consists of four Independent Trustees and one Interested Trustee. The following Trustees serve as members of the I/B/F IRC: Mses. Baldwin and Pressler, and Messrs. Boyer, Crispin, and Drotch. If elected, Dr. DePrince and Mr. Gavin are expected to serve on the I/B/F IRC. Mr. Boyer currently serves as Chairperson of the I/B/F IRC. The I/B/F IRC, which currently meets regularly six times per year, held six meetings during the calendar year ended December 31, 2012.

The DE IRC and the I/B/F IRC sometimes meet jointly to consider matters for series of the Trust that are reviewed jointly by the Committees. The Committees regularly meet jointly six times per year, and held seven meetings during the calendar year ended December 31, 2012.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board; (2) reviewing workload and capabilities of Independent Trustees and recommending changes to the size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and, if appropriate, recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (7) overseeing the Board’s annual self-evaluation process; (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (9) overseeing actions to facilitate attendance by Independent Trustees at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies initially as potential candidates. A shareholder nominee for Trustee should be submitted in writing to the Trust’s Secretary. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Trustee: (1) such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected); and (2) all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect a Trustee, any such submission must be delivered to Trust’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Trust with the SEC.

The Nominating and Governance Committee consists of four Independent Trustees: Mses. Baldwin and Chadwick, and Messrs. Kenny and Vincent. If elected, Messrs. Gavin and Obermeyer are also expected to serve on the Nominating and Governance Committee. Ms. Baldwin currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee, which currently meets regularly four times per year, held two meetings during the calendar year ended December 31, 2012.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Fund is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Fund. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Fund or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law and regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Fund. In general, these risks include, among others, investment risks, credit risks, liquidity risks, valuation risks, operational risks, reputational risks, regulatory risks, risks related to potential legislative changes, and the risk of conflicts of interest affecting ING affiliates and personnel in managing the Fund. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Fund. In addition, many service providers to the Fund have adopted their own policies, procedures, and controls designed to address particular risks to the Fund. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to and developments relating to the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from officers of the Trust, including the CCO for the Trust and the separate persons who serve as CCOs to the Advisers and, if applicable affiliated Sub-Advisers, the Board’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (1) the Compliance Committee regarding compliance with regulatory requirements; (2) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (3) the Audit Committee with respect to financial reporting controls and internal audit activities; (4) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (5) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Trust. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by each series of the Trust’s portfolio manager(s). Although the IRD works closely with management of the Trust in performing its duties, the CIRO is directly accountable to and maintains an ongoing dialogue with the Board.

Indemnification of Trustees

Each Trustee is entitled to be indemnified and held harmless by the Trust from and against liabilities and expenses (“Liabilities”) the Trustee may incur by reason of serving as a Trustee, other than Liabilities the Trustee would otherwise be subject to by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties (referred to as “Disabling Conduct”). The Trust maintain errors and omissions and officers and directors liability insurance for the benefit of the Trust and its officers and Trustees (“D&O Insurance”). Under the terms of the D&O Insurance, the Trust is entitled to recover amounts paid by the Trust to indemnify Trustees for Liabilities, subject to certain limitations. In circumstances in which the Trust is not able to indemnify the Trustees, subject to certain limitations, the Trustees are entitled to protections directly under the D&O Insurance. In addition, under an Administration Agreement with the Trust, ING Funds Services, LLC, Administrator to the Trust, has agreed to provide a limited indemnification to the Trust and the Independent Trustees for expenses that arise in connection with a civil claim or regulatory action brought against the Trust or an Independent Trustee arising from the Administrator’s failure to meet its contractual obligations in preparing the Trust’s registration statement, and for an Independent Trustee’s costs of defense of such a claim or action. The indemnification for an Independent Trustee would not apply if: (1) coverage of the expenses is available to the Independent Trustee from the Trust or under the D&O Insurance; (2) the Independent Trustee has engaged in Disabling Conduct; (3) the disclosure giving rise to the civil claim or regulatory action was provided by or on behalf of an Independent Trustee for inclusion in the Trust’s registration statement; or (4) such indemnification is not allowed under applicable law.

How often does the Board meet?

The Board currently conducts regular meetings eight times a year. Six of these regular meetings consist of sessions held over a two-day period and two of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to their next regular meetings.

Who are the officers of the Trust?

The Trust’s officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Trust, together with each such person’s position with the Trust and principal occupation for the last five years, are listed in Appendix G.

What are the officers paid for their services?

The Trust does not pay their officers for the services they provide to International Value Fund. Instead, the officers who are also officers or employees of ING Investments or its affiliates are compensated by ING Investments or its affiliates.

What is the recommendation of the Board?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Trustees, approved the nomination of each of the Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

What is the required vote?

Shareholders of each series of a Registrant will vote collectively as a single class on the election of each Nominee. The election of each Nominee must be approved by a plurality of the votes cast at the Special Meeting at which a quorum is present. Shareholders who vote “FOR” Proposal Two will vote “FOR” each Nominee. Those shareholders who wish to withhold their vote on any specific Nominee may do so on the Proxy Ballot.

IMPACT OF THE SEPARATION PLAN

What is the Separation Plan?

ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries. The principal office of ING Groep is located at Amstelveenseweg 500, 1081 KL P.O. Box 810, 1000 AV Amsterdam, The Netherlands. ING U.S. constitutes the U.S.-based retirement, investment, and insurance operations of Netherlands-based ING Groep. In the United States, the ING family of companies offers a comprehensive array of financial services to retail and institutional clients, including retirement plans, IRA rollovers and transfers, stable value, institutional investment management, mutual funds, alternative investments, life insurance, employee benefits, fixed and indexed annuities, and financial planning. ING U.S. serves approximately 13 million customers across the nation. The principal office of ING U.S. is located at 230 Park Avenue, New York, New York 10169.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016.

On November 9, 2012, ING U.S. filed a Registration Statement on Form S-1 (the “Form S-1”) with the U.S. Securities and Exchange Commission (“SEC”) to register an initial public offering of ING U.S. common stock. On May 1, 2013, this Registration Statement including subsequent amendments became effective and the IPO was priced. The IPO was closed May 7, 2013. ING Groep continues to own a majority of the common stock of ING U.S. ING Groep intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The Separation Plan, whether implemented through the IPO and subsequent public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the ING Investments, ING IM, and affiliated entities that provide services to International Value Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in ING Investments’ and ING IM’s loss of access to the resources of ING Groep, which could adversely affect their businesses. ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the 1934 Act as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S., ING Investments, and ING IM. Currently, the ING Investments and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or International Value Fund and its operations.

Why do the investment advisory and sub-advisory agreements terminate?

As discussed previously, pursuant to Section 15 of the 1940 Act, any investment advisory agreement on behalf of a registered investment company, including any sub-advisory agreement, must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser or the parent company of an investment adviser. Such a transfer is often referred to as a “Change of Control Event.”

Whether or not a public offering of ING U.S. stock results in a Change of Control Event depends on the facts and circumstances of the offering. The Adviser and its affiliates have been advised by their legal counsel that the IPO did not constitute a Change of Control Event. Indeed, a Change of Control Event may not occur if ING Groep continues to hold at least 25% of the outstanding stock of ING U.S. and no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would be deemed a Change of Control Event resulting in the automatic termination of the existing advisory and sub-advisory agreements for International Value Fund, in the event that the Fund has not already reorganized with and into International Value Equity Fund, as described in Proposal One. In order to ensure that the existing investment advisory and sub-advisory services could continue uninterrupted in this scenario, the Board has approved new advisory and sub-advisory agreements for the International Value Fund, in connection with the IPO. Shareholders are asked to approve these new agreements for International Value Fund. These agreements are described in Proposals Three and Four of this Proxy Statement/Prospectus.

As part of Proposals Three and Four, shareholders are also voting to approve any future advisory and sub-advisory agreements if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory and sub-advisory agreements terminate. Shareholder approval will be deemed to apply to these future advisory and sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory and sub-advisory agreements; and (3) the future advisory and sub-advisory agreements would not be materially different from the new agreements that are described in this Proxy Statement/Prospectus. These future agreements would be deemed effective upon the closing of the transaction that constitutes a Change of Control Event.

Shareholders are asked to vote on approval of these future advisory and sub-advisory agreements as part of the same vote on new advisory and sub-advisory agreements, which have been approved by the Board and which are described later in this Proxy Statement/Prospectus. This is because the IPO and subsequent Change of Control Events will be incremental related steps that are part of the same Separation Plan that would lead to the full divestiture of ING U.S. by ING Groep. Under the circumstances described above, seeking a single shareholder vote for the new agreements and future agreements will allow International Value Fund to maintain the uninterrupted services of the Adviser and their sub-advisers without the need for additional shareholder approval and additional proxy statements (in the event that Proposal One is not approved), which proxy statements would describe the same or substantially similar facts as this Proxy Statement/Prospectus. Seeking shareholder approval at this time provides shareholders the opportunity to vote shortly after the first significant change in ownership of ING U.S. has occurred under the Separation Plan, and when ING U.S. is expected to first become a U.S. publicly traded company. The Adviser and certain of its affiliates have received a letter from the staff of the SEC in which the staff indicated that it would not object if International Value Fund and other ING Funds seek shareholder approval for the new and future agreements under the Separation Plan as described in this Proxy Statement/Prospectus.

As discussed in Proposal One, ING Investments has entered into sub-advisory agreements regarding International Value Fund with IIMA and IIM Asia Pacific. However, neither IIMA nor IIM Asia Pacific currently manages any portion of the assets of International Value Fund. A Change in Control Event would result in the termination of the sub-advisory agreements with IIMA and IIM Asia Pacific, but shareholders of International Value Fund are not asked in this Proxy Statement/Prospectus to approve new sub-advisory agreements with these sub-advisers.

If there is a change from the facts described in this Proxy Statement/Prospectus that is material to shareholders of International Value Fund in the context of a vote on an advisory or sub-advisory agreement, any shareholder approval received at the Special Meeting would no longer be valid to approve future advisory and sub-advisory agreements that would otherwise be approved in the event of subsequent Change of Control Events. This judgment will be made by the Adviser and reviewed by the Board. If the advisory and sub-advisory agreements were to terminate without valid shareholder approval, the Board and the shareholders of International Value Fund may be asked to approve new advisory and sub-advisory agreements to permit the advisers and sub-advisers to continue to provide services to International Value Fund.

The Adviser anticipates complying with the requirements of Section 15(f) of the 1940 Act with respect to any offering of the shares of ING U.S. under the Separation Plan that causes an assignment of the then-effective advisory or sub-advisory agreement for a Fund. Section 15(f) provides, in pertinent part, that affiliated persons of an adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such an adviser which results in an assignment of an investment advisory or sub-advisory agreement if, for a period of three years after the time of such a transaction, at least 75% of the members of the board of any investment company which it oversees are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”) of the new or old investment adviser; and, if, for a two-year period, there is no “unfair burden” imposed on any such investment company as a result of the transaction. The Board currently satisfies the 75% requirement of Section 15(f) and the Adviser has represented to the Board its intent not to impose an unfair burden on International Value Fund for so long as the requirements of Section 15(f) apply.

Will the Separation Plan change how International Value Fund is managed?

The Separation Plan is not anticipated to result in any changes to the management of International Value Fund. If shareholders approve the advisory and sub-advisory agreements in Proposals Three and Four, portfolio managers for the Fund are expected to continue to provide for the day-to-day management of International Value Fund. In addition, the personnel responsible for the management operations of International Value Fund, including International Value Fund’s officers, are not expected to change as a result of the Separation Plan.

The Separation Plan will not result in any change to the investment objective or the investment strategies of International Value Fund; however, the name of International Value Fund may change in the future to reflect a change in name of the Adviser or ING IM. Shareholders will be notified of any change in the name of the Fund.

How will the Separation Plan affect the service providers to International Value Fund?

ING Investments, LLC

ING Investments, an Arizona limited liability company, serves as the investment adviser to International Value Fund. ING Investments is registered with the SEC as an investment adviser. ING Investments became an investment management firm in April 1995. As of December 31, 2012, ING Investments oversees approximately $46.2 billion in assets. ING Investments’ principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

As a result of the IPO, ING Investments is no longer wholly owned by ING Groep, but continues to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in ING Investments. See Appendix H for a list of the names, addresses, directors, and principal executive officers of ING Investments.

ING Investment Management Co. LLC

ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM serves as the sub-adviser to International Value Fund. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2012, ING IM managed approximately $66.3 billion in assets.

As a result of the IPO, ING IM is no longer wholly owned by ING Groep, but continues to be an indirect, wholly owned subsidiary of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in ING IM. See Appendix H for a list of the names, addresses, directors, and principal executive officers of ING IM.

Other affiliated service providers

ING Funds Services, LLC (the “Administrator”) serves as the administrator to International Value Fund. For the fiscal year ended October 31, 2012, the International Value Fund paid the Administrator $463,520 in administrative services fees.

ING Investments Distributor, LLC (the “Distributor”) serves as the distributor to International Value Fund. For the fiscal year ended October 31, 2012, the International Value Fund paid the Distributor $1,853,823 in distribution and service fees and paid $2,849 in affiliated brokerage commissions.

As a result of the IPO, the Administrator and Distributor are no longer wholly owned by ING Groep, but continue to be indirect, wholly owned subsidiaries of ING U.S. Following the completion of the Separation Plan, it is anticipated that ING Groep will no longer have a controlling interest in the Administrator or Distributor. The principal offices for the Administrator and Distributor are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

PROPOSAL THREE — APPROVAL OF A NEW ADVISORY AGREEMENT

What is Proposal Three?

Shareholders of International Value Fund are asked to approve a new investment advisory agreement for International Value Fund with ING Investments (the “Proposed Advisory Agreement”) to ensure that existing investment advisory services can continue uninterrupted through the implementation of the Separation Plan. If the Reorganization described in Proposal One is approved, the Proposed Advisory Agreement will not go into effect regardless of whether Proposal Three is approved. If the Reorganization described in Proposal One is not approved, the Proposed Advisory Agreement would be effective upon shareholder approval of Proposal Three.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the advisory agreement between International Value Fund and ING Investments, to the extent that International Value Fund has not already reorganized into International Value Equity Fund, as described in Proposal One. Therefore, in addition to the Proposed Advisory Agreement, as part of this Proposal Three, shareholders are also voting to approve any future advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the advisory agreement terminates. Shareholder approval will be deemed to apply to future advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future advisory agreements; and (3) the future advisory agreements are not materially different from the agreements that are described in this Proxy Statement/Prospectus. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is International Value Fund’s investment adviser?

ING Investments serves as the investment adviser to International Value Fund pursuant to an advisory agreement for the Fund with ING Investments (the “Current Advisory Agreement”). If shareholders approve Proposal Three, ING Investments would continue to serve as investment adviser to International Value Fund. For more information on ING Investments and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed Advisory Agreement?

The description of the Proposed Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Advisory Agreement included in Appendix I. The Proposed Advisory Agreement is substantially similar to the Current Advisory Agreement and identical with respect to the terms discussed below unless otherwise noted. As part of a larger effort to update and achieve more consistent investment advisory agreements across the ING Fund Complex, the Proposed Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed Advisory Agreements are discussed in more detail below.

Fees. No changes to the fee schedules for International Value Fund are proposed in connection with Proposal Three. Appendix J includes the fee schedules for International Value Fund. Appendix K provides information on the compensation paid to ING Investments by investment companies with similar investment objectives.

Services. No changes to the services provided by ING Investments as specified under the Current and Proposed Advisory Agreements are proposed in connection with Proposal Three.

Both the Current and Proposed Advisory Agreements provide that, subject to the supervision of the Board, ING Investments shall manage the investment operations of International Value Fund and the composition of its portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with International Value Fund’s investment objectives, policies, and restrictions as stated in International Value Fund’s Prospectus and SAI.

Appointment of Sub-Advisers. No changes to the authority of ING Investments to appoint other investment advisory firms (each a “Sub-Adviser”) are proposed in connection with Proposal Three.

The Current Advisory Agreement for International Value Fund, however, does not specifically address the appointment of Sub-Advisers. From time to time, ING Investments may recommend the appointment of additional Sub-Advisers or replacement of unaffiliated Sub-Advisers to the Board for International Value Fund. Therefore, the Proposed Advisory Agreement for International Value Fund specifically states that ING Investments may delegate certain advisory services to Sub-Advisers.

The Proposed Advisory Agreement for International Value Fund also provides that, in the event that ING Investments wishes to select others to render investment management services, ING Investments shall analyze, select, and recommend for consideration and approval by the Board, Sub-Advisers to provide investment advice to International Value Fund and to engage such Sub-Adviser, at the expense of ING Investments. The Proposed Advisory Agreement provides that ING Investments shall: (1) periodically monitor and evaluate the performance of each Sub-Adviser with respect to the investment objectives and policies of International Value Fund; (2) monitor each Sub-Adviser for compliance with the investment objective(s), policies and restrictions of International Value Fund, the 1940 Act, the Code, and other applicable law; (3) supervise each Sub-Adviser with respect to the services that such Sub-Adviser provides under its sub-advisory agreement on behalf of International Value Fund; (4) prepare and present periodic reports to the Board regarding the investment performance and other information regarding each Sub-Adviser; (5) review and consider any changes in the personnel, ownership, or senior management of each Sub-Adviser; (6) perform periodic in-person or telephonic diligence meetings with representatives of each Sub-Adviser; (7) assist the Board in developing and reviewing information with respect to the initial approval and annual consideration of each sub-advisory agreement; (8) if appropriate, identify potential successors to or replacements of a Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board such recommendations; and (9) if appropriate, analyze and recommend for consideration by the Board the termination of a contract with a Sub-Adviser under the Proposed Advisory Agreement. Furthermore, the Proposed Advisory Agreement provides that ING Investments shall designate and compensate from its own resources such personnel as it may consider necessary or appropriate to the performance of its services and perform such other review and reporting functions as the Board shall reasonably request. The Current Advisory Agreement for International Value Fund does not contain similar specific terms.

International Value Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Board, to appoint additional unaffiliated Sub-Advisers or to replace an existing Sub-Adviser with an unaffiliated Sub-Adviser, as well as change the terms of a contract with an unaffiliated Sub-Adviser, without submitting the contract to a vote of International Value Fund’s shareholders (the “Existing Relief”). International Value Fund will notify shareholders of any change in the identity of a Sub-Adviser of International Value Fund, the addition of a Sub-Adviser to International Value Fund, or any change in the terms of a contract with an unaffiliated Sub-Adviser. In this event, the name of International Value Fund and its investment strategies may also change.

As with the Current Advisory Agreements, the current sub-advisory agreements with the Sub-Advisers to International Value Fund will automatically terminate upon any Change of Control Event. International Value Fund and ING Investments anticipate using the Existing Relief to enter into new agreements with the current, unaffiliated Sub-Advisers to International Value Fund. Because this relief does not currently extend to Sub-Advisers that are affiliated with ING Investments including ING IM, shareholders of International Value Fund sub-advised by ING IM are asked to approve the sub-advisory agreement between ING Investments and ING IM in Proposal Four.

In January 2013, International Value Fund, ING Investments, and certain of their affiliates filed an application for exemptive relief with the SEC that would extend the Existing Relief to permit ING Investments, with the approval of the Board, to enter into or materially amend sub-advisory agreements with certain affiliated Sub-Advisers, without shareholder approval. Shareholders of International Value Fund would be required to approve International Value Fund’s reliance on this amended exemptive relief in the event it is ultimately granted by the SEC.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed Advisory Agreements are proposed in connection with Proposal Three.

Both the Current and Proposed Advisory Agreement provide that neither ING Investments nor its officers, directors, employees, or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by International Value Fund in connection with or arising out of the matters to which the Advisory Agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of ING Investments in the performance of its duties or from reckless disregard by it of its obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Advisory Agreement would continue in effect from year-to-year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of International Value Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party, nor have any interest in the Proposed Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreement provides for the same terms with respect to its term and continuation as the Proposed Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review process.

Termination. The Proposed Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of the Fund on sixty days’ written notice to ING Investments, or by ING Investments on sixty days’ written notice to the Fund. The Current Advisory Agreement does not address termination.

The Current Advisory Agreement was last approved by shareholders on August 18, 2000.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposed Advisory Agreement and voted to recommend to shareholders that they approve Proposal Three. The Board is therefore recommending that International Value Fund’s shareholders vote “FOR” Proposal Three to appoint ING Investments as investment adviser to International Value Fund and implement the Proposed Advisory Agreement if necessary, as discussed in this Proxy Statement/Prospectus. For more information on the factors considered by the Board, please see the section entitled “Separation Plan-Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed Advisory Agreement by shareholders of International Value Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. All shareholders of all classes of shares of International Value Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Three?

If shareholders of International Value Fund approve the Reorganization discussed in Proposal One, Proposal Three will not be implemented regardless of the outcome of the vote on Proposal Three. If shareholders of International Value Fund approve neither Proposal One nor Proposal Three and no Change of Control Event occurs, ING Investments would continue to serve as adviser to International Value Fund under the Current Advisory Agreement and the existing sub-adviser would continue to be able to serve as sub-adviser to International Value Fund under the current sub-advisory agreement.

If shareholders of International Value Fund approve neither Proposal One nor Proposal Three and a Change of Control Event occurs, the Current Advisory Agreement and current sub-advisory agreement would terminate and ING Investments would not be able to serve as adviser or enter into any sub-advisory agreement for International Value Fund to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new advisory and sub-advisory agreements, entering into interim advisory and/or sub-advisory agreements with a duration of no more than 150 days, liquidation of International Value Fund, or reorganizing International Value Fund with and into another investment company in the ING Fund Complex.

PROPOSAL FOUR — APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

What is Proposal Four?

Shareholders of International Value Fund are asked to approve a new investment sub-advisory agreement between ING Investments and ING IM (the “Proposed ING IM Sub-Advisory Agreement”) to ensure that existing sub-advisory services can continue uninterrupted through implementation of the Separation Plan. If the Reorganization described in Proposal One is approved, the Proposed ING IM Sub-Advisory Agreement will not go into effect regardless of whether Proposal Four is approved. If the Reorganization described in Proposal One is not approved, the Proposed ING IM Sub-Advisory Agreement would be effective upon shareholder approval of Proposal Four.

As discussed in the section entitled “Impact of the Separation Plan,” the Separation Plan is likely to result in one or more Change of Control Events, each of which would result in the automatic termination of the sub-advisory agreement between ING IM and ING Investments with respect to International Value Fund, to the extent that International Value Fund has not already reorganized into International Value Equity Fund, as discussed in Proposal One. Therefore, in addition to the Proposed ING IM Sub-Advisory Agreement, as part of this Proposal Four, shareholders are also voting to approve any future sub-advisory agreement if, as a result of future Change of Control Events that occur in connection with the Separation Plan, the sub-advisory agreement terminates. Shareholder approval will be deemed to apply to future sub-advisory agreements only if: (1) no single person or group acting together gains “control” (as defined in the 1940 Act) of ING U.S.; (2) the Board approves the future sub-advisory agreements; and (3) the future sub-advisory agreements are not materially different from the agreements that are described in this Proxy Statement/Prospectus. These future agreements would be deemed effective upon the closing of a transaction that constitutes a Change of Control Event.

Who is International Value Fund’s Sub-Adviser?

ING IM serves as the Sub-Adviser to International Value Fund pursuant to a sub-advisory agreement between ING IM and ING Investments (the “Current ING IM Sub-Advisory Agreement”). For more information on ING IM and how it will be affected by the Separation Plan, please see the section entitled “Impact of the Separation Plan.”

What are the terms of the Proposed ING IM Sub-Advisory Agreement?

The description of the Proposed ING IM Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed ING IM Sub-Advisory Agreement included in Appendix L. The Proposed ING IM Sub-Advisory Agreement is substantially similar to the Current ING IM Sub-Advisory Agreement. As part of a larger effort to update and achieve more consistent investment sub-advisory agreements across the ING Fund Complex, the Proposed ING IM Sub-Advisory Agreement contains changes to the specific language used to discuss certain non-material terms. The material terms of the Current and Proposed ING IM Sub-Advisory Agreements are discussed in more detail below.

Fees. No changes to the sub-advisory fee schedules for International Value Fund are proposed in connection with Proposal Four. ING Investments, and not International Value Fund, is responsible for paying any fees due under the Current and Proposed ING IM Sub-Advisory Agreement. Appendix M includes the sub-advisory fee schedules for International Value Fund. Appendix N provides information on the compensation paid to ING IM with respect to advisory services provided to investment companies with similar investment objectives.

Services. No changes to the services provided by ING IM as specified under the Current and Proposed ING IM Sub-Advisory Agreements are proposed in connection with Proposal Four.

Both the Current and Proposed ING IM Sub-Advisory Agreements appoint ING IM to act as the investment adviser and manager to International Value Fund and provide its services in accordance with International Value Fund’s investment objective(s), policies, and restrictions as stated in its Registration Statement. Specifically, the Current and Proposed Sub-Advisory Agreements provide that subject to the supervision of the Board, ING IM will provide a continuous investment program for International Value Fund and determine in its discretion the composition of the assets of International Value Fund, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in International Value Fund. ING IM will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of International Value Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for International Value Fund, when these transactions should be executed, and what portion of the assets of International Value Fund should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of International Value Fund, ING IM shall make decisions for International Value Fund as to foreign currency matters.

Limitation of Liability. No changes to the limitation of liabilities as specified under the Current and Proposed ING IM Sub-Advisory Agreements are proposed in connection with Proposal Four.

Both the Current and Proposed ING IM Sub-Advisory Agreements provide that ING IM, any affiliated person of ING IM, and each person, if any, who controls ING IM shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under the Agreement except by reason of willful misfeasance, bad faith, or negligence in the performance of ING IM’s duties, or by reason of reckless disregard of ING IM’s obligations and duties.

Term and Continuance. After an initial two-year term, the Proposed Sub-Advisory Agreement would continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the 1940 Act) of International Value Fund’s outstanding voting shares; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed ING IM Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Proposed ING IM Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Current ING IM Sub-Advisory Agreement provides for the same terms with respect to term and continuation as the Proposed ING IM Sub-Advisory Agreement. Notwithstanding the initial two-year term, the Board has indicated its current intent is to conduct annual contract reviews in 2013 and 2014 consistent with its current review process.

Termination. The Proposed ING IM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty upon 60 days’ written notice to ING IM, by: (1) the Board; (2) vote of a majority of outstanding voting securities of International Value Fund; or (3) ING Investments. ING IM may terminate the Proposed ING IM Sub-Advisory Agreement at any time, without the payment of any penalty upon three months’ written notice unless International Value Fund or ING Investments requests additional time to find a replacement for ING IM, in which case ING IM shall allow the additional time, not to exceed three additional months beyond the initial three-month notice period. ING IM may also terminate the Proposed ING IM Sub-Advisory Agreement at any time, without payment of penalty, in the event either ING IM (acting in good faith) or ING Investments ceases to be registered as an investment adviser under the Investment Advisers Act of 1940 or otherwise becomes legally incapable of providing investment management services, or in the event ING Investments becomes bankrupt or otherwise incapable of carrying out its obligations, or in the event that ING IM does not receive compensation for its services as required by the terms of the Proposed ING IM Sub-Advisory Agreement. The Current ING IM Sub-Advisory Agreement provides for the same terms with respect to termination as the Proposed ING IM Sub-Advisory Agreement.

The Current ING IM Sub-Advisory Agreement was last approved by shareholders on October 17, 2008.

What is the recommendation of the Board?

Based upon its review, and after consideration of such factors and information it considered relevant, the Board, including a majority of the Independent Trustees present at its January 10, 2013 meeting, approved the Proposed Sub-Advisory Agreement and voted to recommend to shareholders that they approve Proposal Four. The Board is therefore recommending that International Value Fund’s shareholders vote “FOR” Proposal Four to appoint ING IM as Sub-Adviser to International Value Fund and implement the Proposed ING IM Sub-Advisory Agreement if necessary, as discussed in this Proxy Statement/Prospectus. For more information on the factors considered by the Board, please see the section entitled “Separation Plan-Factors Considered by the Board.”

What is the required vote?

Approval of the Proposed ING IM Sub-Advisory Agreement by shareholders of International Value Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities. All shareholders of all classes of shares of International Value Fund will vote together as a single class on the Proposal.

What happens if shareholders do not approve Proposal Four?

If shareholders of International Value Fund approve the Reorganization discussed in Proposal One, Proposal Four will not be implemented regardless of the outcome of the vote on Proposal Four. If shareholders of International Value Fund approve neither Proposal One nor Proposal Four and no Change of Control Event occurs, ING IM would continue to serve as Sub-Adviser to International Value Fund under the Current ING IM Sub-Advisory Agreement.

If shareholders of International Value Fund approve neither Proposal One nor Proposal Four and a Change of Control Event occurs, the Current ING IM Sub-Advisory Agreement would terminate and ING IM would not be able to serve as Sub-Adviser for International Value Fund to provide for continuity of service. In that event, the Board would need to consider appropriate action, which could include, among other things, seeking approval of a new sub-advisory agreement, entering into interim sub-advisory agreement with a duration of no more than 150 days, liquidation of International Value Fund, or direct management by ING Investments.

SEPARATION PLAN — FACTORS CONSIDERED BY THE BOARD

As described above, the Separation Plan contemplates one or more transactions, commencing with the IPO, that are expected to result ultimately in a direct or indirect “Change of Control Event” for ING Investments and ING IM, which in turn would result in the automatic termination of each of the current advisory agreement and current sub-advisory agreement for International Value Fund to the extent International Value Fund remains in operation on the date of such Change in Control Events, including those sub-advisory agreements with third party sub-advisers advisers (collectively, the “Sub-Advisers”) (collectively, the “Current Agreements”). The decisions by the Board, including a majority of the Independent Trustees, to approve the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreement (collectively, the “Proposed Agreements”) and to recommend approval of the Proposed Agreements by shareholders of International Value Fund were based on a determination by the Board that it would be in the best interests of the shareholders of International Value Fund for ING Investments and the Sub-Advisers, as applicable, to continue providing investment advisory, sub-advisory, and related services for International Value Fund, without interruption, as consummation of the Separation Plan proceeds.

The Board was aware that the IPO may not result immediately in a Change of Control Event but also recognized that the Separation Plan contemplates a series of transactions that are expected to result in one or more Change of Control Events in the future. The Board concluded that approval by shareholders at this time of both the Proposed Agreements and future agreements that may become effective upon certain Change of Control Events in the future will permit International Value Fund to benefit from the continuation of services by ING Investments and its affiliates throughout the Separation Plan without the need for multiple shareholder meetings in the event that shareholders do not approve the Reorganization described in Proposal One. The Board was informed by ING Investments and its counsel that ING Investments is seeking to obtain regulatory assurances that the staff of the SEC would not object to approval of future agreements by shareholders at this time.

Prior to its approval of the Proposed Agreements, the Board reviewed, among other matters, the quality, extent, and nature of the services currently being provided by ING Investments and the Sub-Adviser under the Current Agreements and to be provided under the Proposed Agreements. A substantial portion of this review was conducted as part of, and in conjunction with, the Board’s annual reviews of the Current Agreements, which were most recently approved for continuation at an in-person meeting of the Board held on November 29, 2012. During the review process that led to its approval of the Current Agreements on November 29, 2012, the Board was aware that it likely would be asked in the very near future to consider approval of the Proposed Agreements.

On November 29, 2012 and January 10, 2013, the Board concluded, in light of all factors it considered that the approval of the Current Agreements was in the best interests of International Value Fund and its shareholders and that the fee rates set forth in the Current Agreements were fair and reasonable. Among other factors, the Board considered: (1) the nature and quality of services provided and to be provided under the Current Agreements; (2) the extent to which economies of scale are reflected in fee schedules under the Current Agreements; (3) the existence of any “fall-out” benefits to ING Investments and its affiliates and third party sub-advisers, if applicable; (4) a comparison of fee rates, expense ratios, and investment performance to those of similar funds; and (5) the costs incurred and profits realized by ING Investments and its affiliates with respect to their services to International Value Fund. A further description of the process followed by the Board in approving the continuation of the Current Agreements on November 29, 2012 and January 10, 2013, as applicable, including the information reviewed, certain material factors considered, and certain related conclusions reached, is set forth in Appendix O to this Proxy Statement/Prospectus.

In connection with its approval of the Proposed Agreements on January 10, 2013, the Board considered its conclusions in connection with its November 29, 2012 approvals of those Current Agreements that were in effect on that date, including the Board’s general satisfaction with the nature and quality of services being provided and, as applicable, actions taken or to be taken in certain instances to improve the relationship between the costs and the quality of services being provided. Also in connection with its January 10, 2013 approvals of the Proposed Agreements, the Board considered a representation made to it on that date by ING Investments’ president that there were no additional developments not already disclosed to the Board since November 29, 2012 that would be a material consideration to the Board in connection with its consideration of the Proposed Agreements.

As a result, in addition to the information identified in Appendix O, in considering the Proposed Agreements, the Board focused its review on, and requested and evaluated other information relating to, the potential impact of implementing the Separation Plan on the operations, personnel, organizational structure, capitalization, and financial and other resources of ING Investments and its affiliates that render sub-advisory, administrative, distribution, compliance, and other services to International Value Fund. When making its decisions on January 10, 2013, the Board took into account that, commencing in early 2011, it had posed ongoing inquiries to, and received regular updates from, the Adviser relating to the Separation Plan.

Between November 2012 and January 10, 2013, the Board and its committees accelerated their due diligence processes by engaging in an extensive review and analysis of additional information regarding the proposed IPO and related matters. This analysis focused on, among other matters, the expectations for continuity and stability of ING U.S. throughout implementation of the Separation Plan and thereafter. In this connection, the Board considered that the Separation Plan is being implemented as a result of legal and regulatory commitments by ING Groep, that the Board generally has been satisfied with the nature and quality of the services provided to International Value Fund, including investment advisory, administrative, and support services, and that it would be in International Value Fund’s best interests to maintain continuity and stability of the service currently being provided. The Board carefully considered ING U.S.’s anticipated future plans related to capitalization, operational matters, and the retention of current levels of staffing and related compensation structures, as well as the desires of its senior executives and key employees and the importance of the investment management operations within the ING U.S. business structure going forward.

Among other steps in its nearly two-year due diligence process, which accelerated upon the filing of a Registration Statement on Form S-1 by ING U.S. on November 9, 2012 (the “Form S-1”), the following actions were taken and considered by or on behalf of the Board:

1.     The Independent Trustees solicited and received ongoing advice regarding the Board’s legal duties from K&L Gates LLP (“K&L Gates”), legal counsel for such Board members, which law firm has extensive experience regarding such matters.

2.     The Independent Trustees established an Ad Hoc IPO Transaction Committee (the “IPO Committee”), consisting exclusively of Independent Trustees, to help to oversee, coordinate, and perform portions of the Board’s due diligence activities. In this connection, the IPO Committee considered, among other matters, relevant legal guidance and the processes followed by certain other investment company boards of directors or trustees when they approved contracts in connection with Change of Control Events.

3.     The Independent Trustees, with assistance from K&L Gates, prepared written inquiries to ING Investments and its affiliates regarding the IPO, including details regarding ING U.S.’s anticipated business plan for continuing operations after the IPO and potential Change of Control Events.

4.     The Board received and evaluated written responses from ING Investments and its affiliates pursuant to inquiries made on the Board’s behalf. These evaluations were conducted through a series of separate meetings by the Board’s Audit Committee, Compliance Committee, Contracts Committee, Domestic Equity Funds Investment Review Committee, International/Balanced/Fixed Income Funds Investment Review Committee, Nominating and Governance Committee, and IPO Committee (collectively, the “Committees”), and by the Independent Trustees (which, at times, included one or both Board members who are not Independent Trustees). With respect to services to be rendered to International Value Fund by ING U.S. during implementation of the Separation Plan, each Committee evaluated matters relating to those services typically overseen by such Committee (and, in the case of the IPO Committee, relevant matters not otherwise assigned to a standing Committee). Future references herein to actions taken by the Board or the Independent Trustees may include, in some instances, actions taken by one or more of the Committees.

5.     The Board requested and participated in a series of in-person and/or telephonic meetings involving presentations from senior management personnel at ING U.S. (including its Chief Executive Officer, Chief Operating Officer, Chief Risk Officer, Head of Corporate Development, Head of Proprietary Investments, and the heads of each proposed primary operating unit of ING U.S.), as well as from senior management of ING Investments and its affiliates, including senior human resources personnel, senior investment personnel, and senior compliance personnel at ING IM. The Board also requested and had such meetings with International Value Fund’s Chief Compliance Officer and Chief Investment Risk Officer who, as a matter of course, report directly to the Board or its Committees.

6.     The Board received and reviewed the preliminary Form S-1 that contained extensive information relating to, among other matters, ING U.S.’s anticipated business plans and financial structure. In this connection, the Board considered, among other matters: (1) the anticipated arrangements between ING Groep and ING U.S. over the course of the Separation Plan; (2) the anticipated use of potential proceeds of the capital that would be raised through the Form S-1 offering (including that portion of potential proceeds that may be retained by ING Groep and that portion that may be dedicated to the capitalization and operations of ING U.S., including its asset management operations); (3) the potential short-term and long-term financial consequences to ING U.S. of the closed book of variable annuity business that would be maintained by ING U.S.-affiliated insurance companies; and (4) other information provided by ING Investments and its affiliates.

7.     K&L Gates retained Grail Partners LLC (“Grail”), an independent investment banking firm with extensive experience relating to business operations such as those to be conducted by ING U.S., in order to help K&L Gates evaluate and advise the Board with respect to, among other matters, details of ING U.S.’s anticipated business plan and financial capitalization as set forth in its Form S-1 and related information provided by ING Investments and its affiliates, including the potential implications to ING Investments and its non-insurance affiliates of insurance regulations and related capitalization matters. The Independent Trustees or IPO Committee members attended certain in-person and telephone conference call meetings at which Grail rendered advice to K&L Gates regarding these matters and responded to questions.

8.     The Independent Trustees, the Board, and many of its Committees held in-person meetings on November 27, 28, and 29, 2012 during which, among other actions, they evaluated the responsive due diligence information provided to date by ING Investments and its affiliates, and considered input from K&L Gates, Grail, and others regarding the Form S-1. At the conclusion of these meetings, the Independent Trustees and the Committees posed to ING Investments and its affiliates a series of follow-up information requests.

9.     Among the follow-up actions arising from the November 27, 28, and 29 meetings, the Independent Trustees requested and received written assurances that ING Investments and its affiliates: (1) are committed to maintaining appropriate levels of overall staffing, ongoing resources, and service quality; and (2) throughout the time period during which the Separation Plan is implemented, will notify and consult with the Board in advance if management proposes to take certain actions with respect to these matters. The Board considered that such services include, but are not limited to, portfolio management services, administrative services, and regulatory compliance services. In this regard, the Board considered representations by ING Investments and its affiliates that their separation from ING Groep as contemplated by the Separation Plan will not lead to a reduction in the quality or scope of these and other services provided by those firms to International Value Fund. The Board also considered that the importance of the asset management operations to the overall success of ING U.S., as described by the Form

S-1 and during presentations by senior ING U.S. management personnel, could provide a strong incentive to ING U.S. to provide appropriate resource allocations to support those asset management operations.

10.  The Board considered representations by ING Investments and its affiliates that approval of the Proposed Agreements would be necessary for International Value Fund to continue receiving investment management services from ING Investments and ING IM following the Change of Control Events contemplated by the Separation Plan.

11.  The Board considered representations by ING Investments and its affiliates, as well as related supporting documentation, indicating that the Proposed Agreements, including the fees payable thereunder, are substantially similar to and, in any event, are no less favorable to International Value Fund than, the terms of the corresponding Current Agreements.

12.  The Board considered that, to the extent that the Proposed Agreements do have changes, those changes are designed to benefit shareholders and/or to provide management, subject to Board supervision, with greater flexibility to manage International Value Fund in a manner consistent with stated investment objectives. In this connection, the Board considered, among other matters, ING Investments’ representation that no material changes would be made to the Proposed Agreements, as compared to the Current Agreements, with respect to the material contractual terms that were previously negotiated under which International Value Fund and their adviser and sub-advisers currently operate, including contractual provisions relating to fees and expenses.

13.  The Board considered representations by ING Investments and its affiliates, including senior investment management personnel, as well as related supporting documentation, indicating that: (1) ING Investments and ING IM can be expected to provide services of the same nature, extent, and quality under the Proposed Agreements as are provided thereby under the Current Agreements; and (2) the Separation Plan is not expected to result in any changes to: (i) the management of International Value Fund, including the continuity of International Value Fund’s portfolio managers and other personnel responsible for the management operations of International Value Fund; or (ii) the investment objective of or the principal investment strategies used to manage any of International Value Fund.

14.  The Board considered the steps by ING Investments and its affiliates that have been taken and are planned to be taken to retain the employment of key personnel, including incentive compensation plan arrangements, as well as the overall positive indications by many such personnel regarding the opportunities presented by the Separation Plan to create and grow an investment management operation that is independent from other ING Groep banking and insurance operations that will not be part of ING U.S.

15.  The Board considered that ING Investments and its affiliates have agreed to bear all expenses associated with obtaining shareholder approval of the Proposed Agreements.

16.  The Board considered ING U.S.’s preliminary “branding” plans regarding the future name of its asset management operations, as well as its anticipated ability to continue to use the “ING” brand name for such operations for a period of time following the IPO.

17.  The Board considered the advice provided by Dechert LLP, legal counsel to International Value Fund and ING Investments, with respect to the Proposed Agreements (including advice relating to the process and timing of seeking shareholder approval of the Proposed Agreements, and whether shareholder approvals would be required in connection with any future aspects of the Separation Plan following the IPO) and regarding the Board’s role and responsibilities with respect to ING Groep’s restructuring.

18.  The Board considered the legal obligation of ING Groep under the Separation Plan to divest its ownership interest in ING U.S., as well as potential advantages of this divestiture to shareholders of International Value Fund (such as the potential increased focus on and flexibility in asset management activities, continuity of key personnel, increased opportunities to grow the independent investment management operations and the importance of asset management operations to the future overall success of ING U.S.), as well as potential disadvantages of this divestiture to shareholders of International Value Fund (such as the resulting loss of ready access to certain services and resources of global ING Groep and the eventual loss of affiliation with the ING name brand).

19.  The Board considered peer group and benchmark investment performance comparison data relating to International Value Fund that was more current than related comparison data considered by it in connection with the November 29, 2012 and January 10, 2013, as applicable, approvals of the Current Agreements.

20.  The Board considered actions taken by ING Investments subsequent to the November 29, 2012 approvals of the Current Agreements with respect to certain Funds in response to requests made by the Board in connection with those approvals.

21.  The Board considered the potential benefits to be realized by ING Investments and its affiliates as a result of the Proposed Agreements.

22.  The Board considered that, if shareholders approve the Proposed Agreements, the Board currently expects to continue to conduct an annual contracts review process consistent with the process it would have conducted had the Current Agreements continued in effect and not been replaced by the Proposed Agreements, notwithstanding the two-year initial term set forth in the Proposed Agreements. For example, if the Proposed Agreements are approved by shareholders in 2013, the Board would not legally be required to review or renew those contracts until 2015. However, the Board currently intends to conduct annual reviews of such contracts during 2013 and 2014, and ING Investments has consented to this process. Thus, the Board emphasized that it would be able to, and intends to, monitor on a regular basis the ability of ING Investments and its affiliates to comply with their undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, International Value

Fund. In addition, the Board considered that, under the Proposed Agreements, it will continue to have the authority, should the need arise in its view, to terminate any of the Proposed Agreements without penalty upon 60 days’ notice.

Based on the foregoing and other relevant considerations, at a meeting of the Board held on January 10, 2013, the Board, including a majority of the Independent Trustees, voted to approve the Proposed Agreements and to recommend approval of the Proposed Agreements by shareholders of International Value Fund. In this connection, the Board concluded that, in light of all factors considered, the terms of the Proposed Agreements, including fee rates, were fair and reasonable, and that it would be in the best interests of shareholders of International Value Fund to approve the Proposed Agreements so as to enable there to be a continuation without interruption of the current services being provided by the current service providers pursuant to the Current Agreements. In this connection, the Board noted that no one factor was determinative of its decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the Proposed Agreements and to recommend approval of the Proposed Agreements to shareholders.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT/PROSPECTUS

Who is asking for my vote?

The Board is soliciting your vote for a special meeting of International Value Fund’s shareholders.

How is my proxy being solicited?

This Proxy Statement/Prospectus is being furnished by the Board in connection with the solicitation of proxies for the Special Meeting. Solicitation of voting instructions is being made primarily by the mailing of the Notice of Special Meeting and this Proxy Statement/Prospectus with its enclosures on or about May 17, 2013. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications.

International Value Fund has retained DF King (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $50,000 which will be borne by the Adviser (or an affiliate). As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of International Value Fund. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at 1-888-605-1957. In addition to solicitation by mail, certain officers and representatives of International Value Fund, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote International Value Fund shares as directed by shareholders. Please complete and execute your Proxy Ballot. If you followed the instructions when you voted, your proxies will vote your shares as you have directed. If you submitted your Proxy Ballot but did not vote on a proposal, your proxies will vote on the proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the ING Mayflower Trust a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.

What are the voting rights and quorum requirements?

Each shareholder of International Value Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum. Shares have no preemptive or subscription rights.

Only shareholders of International Value Fund at the close of business on March 28, 2013, the Record Date, will be entitled to be present and give voting instructions for International Value Fund at the Special Meeting with respect to their shares owned as of that Record Date. To be counted, the properly executed Proxy Card must be received no later than 5:00 P.M. on June 24, 2013. As of the Record Date, the following shares of beneficial interest of International Value Fund were outstanding and entitled to vote:

Class	Shares Outstanding
A	14,946,011.6780
B	49,884.6710
C	9,002,977.7170
I	15,600,108.5010
W	13,149.3120
Total	39,612,131.8790

If there are insufficient votes to approve any Proposal, or for any other reason permitted under the organizational documents of ING Mayflower Trust and applicable law, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, or present at the Special Meeting, an abstention or broker non-vote will have the effect of a vote against such matters.

To the knowledge of the Adviser, as of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Funds, and the officers and Trustees own, as a group, less than 1% of the shares of each Fund.

Appendix P hereto lists the persons that, as of the Record Date owned beneficially or of record 5% or more of the outstanding shares of any class of International Value Fund or International Value Equity Fund.

Who are the Funds’ independent public accountants?

The accounting firm of KPMG LLP (“KPMG”) currently serves as the independent public accountants for each Fund. The Board has selected KPMG as the independent public accountant to examine and report on the financial statements of each Fund for its two most recent fiscal years.

As part of its oversight of each Fund’s financial statements, the Audit Committee reviewed and discussed with ING Investments and KPMG each Fund’s financial statements for the most recently completed fiscal year. The Audit Committee has reviewed the audit fees of KPMG and has also reviewed non-audit services to assure compliance with the Funds’ and the Audit Committee’s policies restricting KPMG from performing services that might impair their independence. Based on the reviews and discussions referred to above, the Audit Committee recommended the selection of KPMG to serve as the independent public accounting firm for each Fund for the next fiscal year.

The fees paid to KPMG for professional audit services during each Fund’s two most recently completed fiscal years, amounts billed for other services rendered by KPMG to the Funds, and the aggregate non-audit fees billed by KPMG for services rendered to the Funds, ING Investments, and any entity controlling, controlled by, or under common control with ING Investments that provides ongoing services to the Funds for the two most recently completed fiscal years are described in Appendix Q.

All of the services provided by the Funds’ independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Committee. Pursuant to such policies and procedures, the Audit Committee approves: (1) all audit and non-audit services to be rendered to the Funds by KPMG; and (2) all non-audit services impacting the operations and financial reporting of the Fund provided by KPMG to ING Investments or any affiliate thereof that provides ongoing services to the Funds (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by KPMG which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee of the Board has considered and will periodically consider whether KPMG’s receipt of non-audit fees from the Funds, ING Investments, and all entities controlling, controlled by, or under common control with ING Investments that provide services to the Funds is compatible with maintaining the independence of KPMG.

KPMG has advised the Funds that neither KPMG nor any of its partners has any direct or material indirect financial interest in the Funds. Representatives of KPMG are not expected to be at the Special Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Can shareholders submit proposals for consideration in a Proxy Statement?

International Value Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

How can shareholders send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Trustee. Such communications should be sent to the Mayflower Trust’s Secretary at the address on the front of this Proxy Statement/Prospectus.

What if a proposal that is not in the Proxy Statement/Prospectus comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting. At the time this Proxy Statement/Prospectus was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the proposals discussed in this Proxy Statement/Prospectus.

Who pays for this Proxy Solicitation/Prospectus?

International Value Fund will not pay the expenses in connection with the Notice and this Proxy Statement/Prospectus or the Special Meeting of Shareholders. The Adviser (or an affiliate) will pay these expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the Special Meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

May 17, 2013

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of [ ], 2013, by and between ING Mutual Funds (“IMF”), a Delaware statutory trust with its principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of its series, ING International Value Equity Fund (the “Acquiring Fund”), and ING Mayflower Trust (“IMT”), a Massachusetts business trust with it principal place of business at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on behalf of its series, ING International Value Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C, Class I and Class W voting shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of IMF has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund are in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of IMT has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.              Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for the Acquiring Fund Shares, the Assumption of all Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1.    Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2.    The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Acquired Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.    Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to its Class A, Class B, Class C, Class I and Class W shares, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within each class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1; and (ii) completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be so credited to shareholders of Class A, Class B, Class C, Class I and Class W shares of the Acquired Fund shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding Class A, Class B, Class C, Class I and Class W Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class I and Class W shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares in connection with such exchange.

1.5.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6.    Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.              Valuation

2.1.    The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Board of Trustees of IMF.

2.2.    The net asset value of a Class A, Class B, Class C, Class I and Class W Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Board of Trustees of IMF.

2.3.    The number of the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B, Class C, Class I and Class W shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the same Class determined in accordance with paragraph 2.2.

2.4.    All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3.              Closing and Closing Date

3.1.    The Closing Date shall be [DATE] or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2.    The Acquired Fund shall direct the Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3       The Acquired Fund shall direct BNY Mellon Investment Servicing (U.S.) Inc. (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B, Class C, Class I and Class W shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4.    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of IMF, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.              Representations and Warranties

4.1.    Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of IMT, IMT, on behalf of the Acquired Fund, represents and warrants to IMF as follows:

(a)         The Acquired Fund is duly organized as a series of IMT, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under IMT’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)         IMT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d)         The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f)           The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IMT’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IMT, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IMT, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)          All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h)         Except as otherwise disclosed in writing to and accepted by IMF, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. IMT, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)             The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at October 31, 2012 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j)            Since October 31, 2012, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k)         On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)             For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 therunder;

(m)     All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n)         The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IMT, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o)         The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)         The proxy statement of the Acquired Fund (the “Proxy Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2.    Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of IMF, IMF, on behalf of the Acquiring Fund, represents and warrants to IMT as follows:

(a)         The Acquiring Fund is duly organized as a series of IMF, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under IMF’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)         IMF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c)          No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)         The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)          On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f)           The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of IMF’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which IMF, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which IMF, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g)          Except as otherwise disclosed in writing to and accepted by IMT, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against IMF, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. IMF, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)         The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at October 31, 2012 have been audited by KPMG LLP, an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i)             Since October 31, 2012, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j)            On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k)         For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and has met the diversification and other requirements of Section 817(h) of the Code and Treasury Regulations Section 1.815-5 thereunder;

(l)             All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by IMF and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m)     The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of IMF, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)         The Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o)         The information to be furnished by IMF for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p)         That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.              Covenants of the Acquiring Fund and the Acquired Fund

5.1.    The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.    The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3.    The Acquired Fund covenants that the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4.    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5.    Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6.    The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

5.7.    As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares received at the Closing.

5.8.    The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.9.    IMT, on behalf of the Acquired Fund, covenants that IMT will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as IMF, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) IMT’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) IMF’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.10.The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.              Conditions Precedent to Obligations of the Acquired Fund

The obligations of IMT, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at IMT’s election, to the performance by IMF, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.    All representations and warranties of IMF, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.    IMF, on behalf of the Acquiring Fund, shall have delivered to IMT, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to IMT and dated as of the Closing Date, to the effect that the representations and warranties of IMF, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as IMT shall reasonably request;

6.3.    IMF, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IMF, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.    The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.              Conditions Precedent to Obligations of the Acquiring Fund

The obligations of IMF, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at IMF’s election, to the performance by IMT, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.    All representations and warranties of IMT, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.    IMT shall have delivered to IMF a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of IMT;

7.3.    IMT shall have delivered to IMF on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to IMF and dated as of the Closing Date, to the effect that the representations and warranties of IMT, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as IMF shall reasonably request;

7.4.    IMT, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by IMT, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.    The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6.    The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.              Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

8.1.    If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to IMT, on behalf of the Acquired Fund, or IMF, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.2.    The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of IMT’s Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered IMF. Notwithstanding anything herein to the contrary, neither IMT nor IMF may waive the conditions set forth in this paragraph 8.1;

8.3.    On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.4.    All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by IMF or IMT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.5.    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.6.    The parties shall have received the opinion of Dechert LLP addressed to IMT and IMF substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of IMT and IMF. Notwithstanding anything herein to the contrary, neither IMT nor IMF may waive the condition set forth in this paragraph 8.5.

9.              Brokerage Fees and Expenses

9.1.    IMT, on behalf of each of the Acquired Fund, and IMF, on behalf of the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2       The expenses relating to the proposed Reorganization will be borne by the investment adviser to the Acquiring Fund (or an affiliate of the investment adviser). The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.  Entire Agreement; Survival of Warranties

10.1.       IMT and IMF agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2.       The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before [DATE], unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of IMT and IMF; provided, however, that following the meeting of the shareholders of the Acquired Fund called by IMT pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B, Class C, Class I and Class W Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

ING Mutual Funds

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

ATTN: JEFFREY S. PURETZ

ING Mayflower Trust

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258-2034

Attn: Huey P. Falgout, Jr.

With a copy to:

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

ATTN: JEFFREY S. PURETZ

14.  Headings; Counterparts; Governing Law; Assignment; Limitation Of Liability

14.1.       The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3.       This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

14.4.       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5.       It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as the case may be, as provided in the Declarations of Trust of IMT or IMF, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

APPENDIX B: ADDITIONAL INFORMATION REGARDING ING INTERNATIONAL VALUE EQUITY FUND

(FORMERLY, ING GLOBAL VALUE CHOICE FUND)

Portfolio Holdings Information

A description of the ING International Value Equity Fund’s (the “Fund”) policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI dated February 28, 2013. Portfolio holdings information can be reviewed online at www.INGInvestment.com.

Class of Shares

Choosing a Share Class

When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of the Fund; (2) the amount of your investment; (3) the expenses you’ll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.

The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. Specific Fund charges may vary so you should review the Fund’s fee table as well as the section entitled “Sales Charges” in this Prospectus.

Summary of Primary Differences Among Share Classes:

Class A

Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)(1)
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B

Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Account Size	$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease.

Class C

Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I

Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase(2)/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class W

Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase(2)/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

(1)         There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, shares purchased will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.

(2)         Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

Please refer to the minimum investments table on page {57} for additional information.

The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A shares.

Because the Fund may not be able to identify an individual investor’s trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Fund cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.

You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. The Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI dated February 28, 2013 discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.

Distribution and Service (12b-1) Fees

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by the Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.

The Fund has adopted a 12b-1 Plan for Class A, Class B, and Class C shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):

Fund	Class A	Class B	Class C
ING International Value Equity Fund	0.25%	1.00%	1.00%

Sales Charges

The Fund makes available in a clear and prominent format, free of charge, on its website, (www.INGInvestment.com), information regarding applicable sales loads, reduced sales charges ( i.e., breakpoint discounts), sales load waivers, eligibility minimums, and purchases of the Funds’ shares. The website includes hyperlinks that facilitate access to the information.

Class A Shares

This section includes important information about sales charges and sales charge reduction programs available to investors in the Fund’s Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.

Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.

Class A shares of the Fund are sold subject to the following sales charge:

Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over(1)	N/A	N/A

(1)         See “CDSC — Class A Shares” below.

Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998 at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Fund.

Contingent Deferred Sales Charges - Class A Shares

Investments of $1 Million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, effective July 1, 2011, shares purchased will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase. For investments made prior to July 1, 2011, shareholders will be subject to the same CDSC schedule that was in place at the time of purchase.

CDSC - Class B and Class C Shares

Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.

Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

Class B Deferred Sales Charge

Years after Purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	None

Class C Deferred Sales Charge

Years after Purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	None

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

CDSC on Exchange into ING Senior Income Fund

You are not required to pay an applicable CDSC upon an exchange from the Fund into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by ING Senior Income Fund, the Fund’s CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

Reduced or Waived Front-End Sales Charges

Investors in the Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI dated February 28, 2013.

You may reduce the initial sales charge on a purchase of Class A shares of the Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

•                  Letter of Intent — lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;

•                  Rights of Accumulation — lets you add the value of shares of any open-end ING Fund (excluding ING Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or

•                  Combination Privilege — shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:

•                  Reinstatement Privilege — If you sell Class A shares of the Fund (or shares of other ING Funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another ING Fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI dated February 28, 2013; or

•                  Purchases by Certain Accounts — Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase the Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary’s prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

See the Account Application or the SAI dated February 28, 2013 for additional information regarding the reduction of Class A shares’ charges, or contact your financial intermediary or a Shareholder Services Representative for more information.

Required Shareholder Information and Records. In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers.

CDSC Waivers. If you notify the Fund’s transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A, Class B, and Class C shares will be waived in the following cases:

•                  Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•                  Redemptions for Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

•                  Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account (“IRA”).

•                  Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.

Reinstatement Privilege. If you sell Class A or Class C shares of the Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI dated February 28, 2013 for more information. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund held in all of the investor’s accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor; such as members of the same family or household, at any financial intermediary.

How Shares Are Priced

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable CDSC. Exchange orders are effected at NAV.

The NAV per share for each class of the Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Fund invests in other open-end funds (other than exchange-traded funds (“ETFs”)), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund’s prospectus.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. Shares of investment companies held by the Fund (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund’s NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. When market quotations are not available or are deemed unreliable, the Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund’s Board. The types of assets for which such fair value pricing might be required include, but are not limited to:

•                  Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

•                  Securities of an issuer that has entered into a restructuring;

•                  Securities whose trading has been halted or suspended;

•                  Fixed-income securities that have gone into default and for which there are no current market value quotations; and

•                  Securities that are restricted as to transfer or resale.

The Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund’s Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Fund’s Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

How to Buy Shares

Customer Identification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: the Fund, the Distributor, or a third-party selling you the Fund, must obtain the following information for each person that opens an account:

•                  Name;

•                  Date of birth (for individuals);

•                  Physical residential address (although post office boxes are still permitted for mailing); and

•                  Social Security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

Federal law prohibits the Fund, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

The Fund reserves the right to suspend the offering of shares or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.

Class A and Class C Shares

Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.

Class B Shares

Class B shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.

Class I Shares

Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with ING Groep; (8) ING Groep affiliates for purposes of corporate cash management; and (9) other registered investment companies.

Class W Shares

Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other ING Funds in the ING Family of Funds.

In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by ING) into an ING Fund or through an ING approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and directors/trustees of the ING Funds; (2) current and retired officers, directors, and full-time employees of ING Investments, LLC, Directed Services LLC; any ING Fund’s sub-adviser; ING Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of ING Investments, LLC, Directed Services LLC, any ING Fund’s sub-adviser, or ING Investments Distributor, LLC.

Retirement Plans

The Fund has available prototype qualified retirement plans for corporations and self-employed individuals. It also has available prototype IRA, Roth IRA, and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension, and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.

Make your investment using the purchase minimum guidelines in the following table.

Minimum Investments	Class	Initial Purpose	Subsequent Purchases
Non-retirement accounts	A/C/W(1)	$1,000	No minimum
	I(1)	$250,000
Retirement accounts	A/C	$250	No minimum
	I(1)	$250,000
	W(1)	$1,000
Pre-Authorized Investment Plan	A/C	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum

(1)         Minimum investment accounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

Make your investment using the methods outlined in the following table.

Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary. Additional fees may apply for phone orders.
By Mail	Make your check payable to ING Funds and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.

Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to ING Funds to the address on the account statement. Please write your account number on the check

By Wire

Call Shareholder Services at (800) 992-0180 to obtain an account number and indicate your financial intermediary on the account.

Instruct your bank to wire funds to the Fund in the care of:

Bank of New York Mellon

ABA # 011001234

credit to: BNY Mellon Investment Servicing

(U.S.) Inc. as Agent for ING Funds

A/C #0000733938; for further credit to

Shareholder A/C #

(A/C # you received over the telephone)

Shareholder Name:

                                            (Your Name Here)

After wiring funds you must complete the

Account Application and send it to:

ING Funds

P.O. Box 9772

Providence, RI

02940-9772

Wire the funds in the same manner described under “Opening an Account.”

How to Sell Shares

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, the Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

Selling Shares	To Sell All or Some of Your Shares
By Contacting Your Financial Intermediary

You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.

Selling Shares	To Sell All or Some of Your Shares
By Mail

Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:

ING Funds

P.O. Box 9772

Providence, RI 02940-9772

If certificated shares have been issued, the certificate must accompany the written request.

Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.

By Telephone - Expedited Redemption

You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.

Receiving Proceeds By Check:

You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with ING Funds for at least 30 days.

Receiving Proceeds By Wire:

You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone. Please note that additional fees may apply for phone orders.

Systematic Withdrawal Plan

You may elect to make periodic withdrawals from your account on a regular basis.

Class A, Class B, and Class C

•                  Your account must have a current value of at least $10,000.

•                  Minimum withdrawal amount is $100.

•                  You may choose from monthly, quarterly, semi-annual or annual payments.

Class I and Class W

•                  Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.

•                  Minimum withdrawal amount is $1,000.

•                  You may choose from monthly, quarterly, semi-annual, or annual payments.

For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI dated February 28, 2013.

Execution of Requests

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.

Payments

Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.

A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI dated February 28, 2013 for more details on the medallion signature guarantee program.

The Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

Telephone Orders

The Fund and its transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its transfer agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its transfer agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Small Accounts

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund’s minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

How to Exchange Shares

Exchanges Between Shares of ING Funds

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the ING Fund to be received in the exchange. If you purchase Class A shares of ING Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another ING Fund. Additionally, Class L shares of ING Money Market Fund may be exchanged for Class C shares of any other ING Fund.

If you exchange shares of a Fund that are subject to a CDSC into shares of another ING Fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.

If you acquired Class L shares of ING Money Market Fund through an exchange from Class C shares of an ING Fund that were subject to a CDSC and then exchange your Class L shares of ING Money Market Fund for Class C shares of another ING Fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of ING Money Market Fund will not count toward the CDSC holding period.

If you acquired Class L shares of ING Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of ING Money Market Fund into Class C shares of another ING Fund, you will become subject to any CDSC that applies to the ING Fund into which you exchange. The time you held your Class L shares of ING Money Market Fund will not count toward the CDSC holding period of the ING Fund into which you exchanged.

Exchanges Between Classes of Shares of the Same Fund

You may exchange Class B, Class C, and Class W shares of a Fund for Class I shares of the same Fund, or you may exchange Class A shares and Class I shares of a Fund for any other class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through an ING approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.

Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of ING Funds.

Additional Information About Exchanges

Fees and expenses differ among ING Funds and among share classes of the same Fund. Please read the prospectus for the ING Fund and share class you are interested in prior to exchanging into that ING Fund or share class. Contact your financial intermediary or consult your plan documents for additional information.

An exchange of shares of a Fund for shares of another ING Fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among ING Funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for ING Senior Income Fund’s shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of ING Senior Income Fund’s common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

In addition to the Fund, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.INGInvestment.com.

You will automatically have the ability to request an exchange between ING Funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. The Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.

Systematic Exchange Privilege

Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end ING Fund, except for ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days’ prior written notice to shareholders.

Frequent Trading - Market Timing

The Fund is intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Fund. The Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder’s or retirement plan participant’s intermediary, that the Fund determines not to be in the best interest of the Fund. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund’s frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Fund will not be liable for any loss resulting from rejected orders or other actions as described above.

The Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund’s current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in funds which do not invest in foreign securities. For example, if trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, a fund that holds thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Fund. However, to the extent that the Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Fund’s shares which negatively affects long-term shareholders.

The Fund’s Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Fund. In general, shareholders may make exchanges among their accounts with ING Funds once every thirty (30) days. However, the Fund prohibits frequent trading. The Fund has defined frequent trading as follows:

•                  Any shareholder or financial adviser who initiated exchanges among all their accounts with the Fund within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;

•                  Trading deemed harmful or excessive by the Fund (including but not limited to patterns of purchases and redemptions), in its sole discretion; and

•                  Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.

The following transactions are excluded when determining whether trading activity is excessive:

•                  Purchases and sales of Fund shares in the amount of $5,000 or less;

•                  Transfers associated with systematic purchases or redemptions;

•                  Purchases and sales of funds that affirmatively permit short-term trading;

•                  Rebalancing to facilitate fund-of-fund arrangements or the Fund’s systematic exchange privileges;

•                  Purchases or sales initiated by ING Funds; and

•                  Transactions subject to the trading policy of an intermediary that the Fund deems materially similar to the Fund’s policy.

Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

If a violation of the policy is identified, the following action will be taken:

•                  Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.

•                  Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.

•                  No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.

On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.

The Fund reserves the right to modify this policy at any time without prior notice.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Fund will occur. Moreover, in enforcing such restrictions, the Fund is often required to make decisions that are inherently subjective. The Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the Fund through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients’ transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers’ trading activity on an individual basis. The Fund’s Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Fund. There is no assurance that the Fund’s Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.

In some cases, the Fund will rely on the intermediaries’ excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Fund is used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Fund may make a determination that certain trading activity is harmful to the Fund and its shareholders even if such activity is not strictly prohibited by the intermediaries’ excessive trading policy. As a result, a shareholder investing directly or indirectly in the Fund may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

Payments to Financial Intermediaries

ING mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “ING”) may compensate an intermediary for selling ING mutual funds.

Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each broker-dealer selling the Fund defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Fund’s Adviser or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by the Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity’s customer assets invested in ING mutual funds; (2) a percentage of that entity’s gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer’s satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of the Fund’s shares held by the broker-dealer’s customers; or (2) 0.30% of the value of the Fund’s shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.

The Fund’s Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of the Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms we paid to sell our mutual funds as of the last calendar year are:

Ameriprise Financial Services, Inc.; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Financial Network Investment Corporation; First Clearing, LLC; Capital One Sharebuilder, Inc. (formerly, ING Direct Investing, Inc.); ING Financial Partners, Inc.; ING Life Insurance & Annuity; ING Variable Annuity; Janney Montgomery Scott LLC; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; National Financial Services Corporation; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Robert W. Baird & Co. Inc.; SagePoint Financial, Inc.; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; and UBS Financial Services, LLC.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

Dividends, Distributions, and Taxes

Dividends and Distributions

The Fund generally distributes most or all of its net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. The Fund distributes capital gains, if any, annually. The Fund also declares dividends and pays dividends consisting of ordinary income, if any, annually.

To comply with federal tax regulations, the Fund may also pay an additional capital gains distribution.

Dividend Reinvestment

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of the Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end ING Fund.

Tax Matters

The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Fund and its shareholders. The following assumes that the Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Fund with your tax advisor.

The Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.

Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.

Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by the Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.

Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of the Fund through a financial intermediary, that entity will provide this information to you.

The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

The Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any non-corporate shareholder that does not provide the Fund with a shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.

Shareholders that invest in the Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.

Foreign shareholders invested in the Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, the Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.

Foreign Income Taxes. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known.

If more than 50% in value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Fund. The Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Fund, you would include in your gross income both dividends received from the Fund and foreign income taxes paid by the Fund. You would be entitled to treat the foreign income taxes paid by the Fund as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, you could treat the foreign income taxes withheld as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that the Fund will qualify to make the Foreign Election; however, the Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.

Cost Basis Reporting. Effective January 1, 2012, the Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through the Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI dated February 28, 2013.

Please see the SAI dated February 28, 2013 for further information regarding tax matters.

Account Policies

Account Access

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.INGInvestment.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.

Privacy Policy

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.INGInvestment.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

Householding

To reduce expenses, we may mail only one copy of the Fund’s Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of the Fund for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated October 31, 2012, are incorporated herein by reference.

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
Year or period ended	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions /additions (2),(3)	Expenses net of fee waivers and/or recoupments if any (2),(3)		Expenses net of all reductions /additions (2),(3)		Net investment income (loss) (2),(3)		Net assets, end of year or period	Portfolio turnover rate
	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)%			%	%		%		%		($000’s)	(%)
ING International Value Equity Fund (formerly, ING Global Value Choice Fund)
Class A
10-31-12	32.23	0.29	•	(2.74)	(2.45)	0.31	3.05	-	3.36	0.02	26.44	(7.71	)(a)	1.58	1.51		1.47		1.05		82,688	35
10-31-11	31.83	0.21		0.66	0.87	0.47	-	-	0.47	-	32.23	2.69		1.43	1.43		1.42		0.70		233,166	67
10-31-10	26.25	0.10		5.61	5.71	0.17	-	-	0.17	0.04	31.83	21.97	(b)	1.50	1.49		1.48		0.44		200,835	49
10-31-09	16.84	0.12	•	9.29	9.41	-	-	-	-	-	26.25	55.88		1.58	1.50	†	1.49	†	0.56	†	107,499	81
10-31-08	28.40	0.11		(11.51)	(11.40)	0.16	-	-	0.16	-	16.84	(40.34)		1.62	1.55	†	1.53	†	0.41	†	38,258	73

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data
Year or period ended	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)		Expenses before reductions /additions (2),(3)	Expenses net of fee waivers and/or recoupments if any (2),(3)		Expenses net of all reductions /additions (2),(3)		Net investment income (loss) (2),(3)		Net assets, end of year or period	Portfolio turnover rate
	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)%			%	%		%		%		($000’s)	(%)
Class B
10-31-12	34.28	0.12	•	(2.94)	(2.82)	-	3.05	-	3.05	0.02	28.43	(8.35	)(a)	2.33	2.26		2.22		0.42		3,256	35
10-31-11	33.82	(0.04	)•	0.70	0.66	0.20	-	-	0.20	-	34.28	1.94		2.18	2.18		2.17		(0.12)		5,771	67
10-31-10	28.00	(0.11)		5.96	5.85	0.07	-	-	0.07	0.04	33.82	21.07	(b)	2.25	2.24		2.23		(0.34)		7,557	49
10-31-09	18.10	(0.05)		9.95	9.90	-	-	-	-	-	28.00	54.70		2.33	2.25	†	2.24	†	(0.19	)†	7,105	81
10-31-08	30.58	(0.11	)•	(12.37)	(12.48)	-	-	-	-	-	18.10	(40.81)		2.37	2.30	†	2.28	†	(0.39	)†	6,722	73
Class C
10-31-12	30.27	0.08	•	(2.57)	(2.49)	0.08	3.05	-	3.13	0.02	24.67	(8.36	)(a)	2.33	2.26		2.22		0.32		52,628	35
10-31-11	30.03	(0.01	)•	0.60	0.59	0.35	-	-	0.35	-	30.27	1.93		2.18	2.18		2.17		(0.05)		134,665	67
10-31-10	24.88	(0.09	)•	5.28	5.19	0.08	-	-	0.08	0.04	30.03	21.04	(b)	2.25	2.24		2.23		(0.33)		103,709	49
10-31-09	16.08	(0.05)		8.85	8.80	-	-	-	-	-	24.88	54.73		2.33	2.25	†	2.24	†	(0.30	)†	48,308	81
10-31-08	27.18	(0.09)		(10.99)	(11.08)	0.02	-	-	0.02	-	16.08	(40.79)		2.37	2.30	†	2.28	†	(0.36	)†	21,045	73
Class I
10-31-12	32.58	0.26	•	(2.69)	(2.43)	0.43	3.05	-	3.48	0.02	26.69	(7.54	)(a)	1.26	1.26		1.22		0.90		30,701	35
10-31-11	32.14	0.37	•	0.62	0.99	0.55	-	-	0.55	-	32.58	3.04		1.08	1.08		1.07		1.09		241,105	67
10-31-10	26.46	0.25	•	5.63	5.88	0.24	-	-	0.24	0.04	32.14	22.49	(b)	1.12	1.11		1.10		0.84		152,120	49
10-31-09	16.92	0.18	•	9.36	9.54	-	-	-	-	-	26.46	56.38		1.18	1.17	†	1.16	†	0.82	†	10,388	81
10-31-08	28.57	0.22		(11.59)	(11.37)	0.28	-	-	0.28	-	16.92	(40.13)		1.22	1.22	†	1.20	†	0.76	†	5,794	73
Class W
10-31-12	32.50	0.37	•	(2.76)	(2.39)	0.39	3.05	-	3.44	0.02	26.69	(7.43	)(a)	1.33	1.26		1.22		1.32		8,308	35
10-31-11	32.07	0.29	•	0.68	0.97	0.54	-	-	0.54	-	32.50	2.98		1.18	1.18		1.17		0.87		25,458	67
10-31-10	26.46	0.21	•	5.60	5.81	0.24	-	-	0.24	0.04	32.07	22.23	(b)	1.25	1.24		1.23		0.73		30,105	49
06-01-09(4) -10-31-09	24.24	(0.08	)•	2.30	2.22	-	-	-	-	-	26.46	9.16		1.18	1.17	†	1.16	†	(0.79	)†	250	81

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)

Expense ratios reflect operating expenses of the Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

(a)

Excluding a distribution payment from settlement of a regulatory matter during the fiscal year ended October 31, 2012, Fund total return would have been (7.77)%, (8.42)%, (8.43)%, (7.61)% and (7.50)% on Classes A, B, C, I, and W, respectively.

(b)

Excluding a payment from distribution settlement in the fiscal year ended October 31, 2010, Fund total return would have been 21.82%, 20.92%, 20.89%, 22.34%, and 22.08% on Classes A, B, C, I, and W, respectively.

APPENDIX C: PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS OF ING INTERNATIONAL VALUE FUND PRIOR TO MARCH 26, 2013

Prior to March 26, 2013, ING International Value Fund (the “Fund”) pursued its investment objective through different principal investment strategies, under a structure where the Fund’s assets were divided for management among three sub-advisers: ING Investment Management Co. LLC (“ING IM”), Brandes Investment Partners, L.P. (“Brandes”), and del Rey Global Investors, LLC (“del Rey”). Under both the current and prior investment strategies, the Fund invests primarily in foreign equity and fixed income securities. While the strategy ING IM currently employs to manage the Fund is similar to the strategy it employed for the portion of the Fund it managed under the former structure, each of the other two sub-advisers managed their portions of the Fund pursuant to different strategies. The former principal investment strategies, and the related principal risks, are set forth below. Information regarding the former principal investment strategies and principal risks of ING International Value Fund is presented for comparative purposes only so you can understand the historical context for information including performance about ING International Value Fund. Shareholders are not being asked to approve a change in the investment strategies of ING International Value Fund through this Proxy Statement/Prospectus, as these changes were implemented as of the close of business on March 26, 2013 and will be in effect regardless of whether shareholders approve any Proposal.

Principal Investment Strategies — Prior to March 26, 2013

Under normal market conditions, the Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The Fund holds common stocks, preferred stocks, and depositary receipts, as well as convertible securities. The Fund may invest in government debt securities of developed foreign countries. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade government and corporate debt securities. The Fund may invest up to 10% of its assets in participatory notes. The Fund may also invest up to 15% of its assets in real estate investment trusts. The Fund may invest in derivative instruments, including forwards, futures, options, and swaps, among others. The Fund typically uses derivatives to seek to hedge against currency risk and for purposes of cash equitization.

Under normal circumstances, the Fund will invest at least 65% of its assets in securities of companies located in a number of different countries, other than the United States, which may include countries with emerging securities markets.

The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act, and the rules, regulations, and exemptive orders thereunder.

Brandes, del Rey, and ING IM (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The three Sub-Advisers act independently of each other and use their own methodology for selecting investments. ING Investments, LLC, the Fund’s investment adviser, will determine the amount of assets allocated to Brandes, del Rey, and ING IM.

Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3 % of its total assets.

Brandes Investment Partners, L.P.

Brandes applies the technique of “value investing” by seeking stocks that its research indicates are priced below their long-term value. The process uses a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, research reports, and other information sources as well as interviews with company management. Brandes focuses on valuation measures such as price-to-earnings or price-to-book ratios as well as liquidity and market capitalization. Brandes also applies the principles of its investment philosophy to determine an estimate of each company’s value, then thoroughly reviews each company to find and purchase shares of businesses that Brandes believes are selling at a significant discount to their true worth.

The Brandes portion of the Fund typically invests, at the time of purchase, up to the greater of: (i) 20% of its assets in any one country or industry; or (ii) 150% of the weighting of the country or industry in the MSCI - Europe, Australasia, and Far East® Index (“MSCI EAFE® Index”) as long as the Fund meets any industry concentration or diversification requirements under the 1940 Act.

del Rey Global Investors, LLC

del Rey seeks to generate long-term alpha by capitalizing on market inefficiencies and by employing a high-quality intrinsic value approach. It employs a research-driven, bottom-up approach to security selection and portfolio construction. Companies are bought based on weighing their qualitative attractiveness versus the price that must be paid to obtain them. del Rey generally seeks to identify strong franchises that should be able to create value for shareholders under reasonable economic assumptions; invest in companies when they are attractively priced; build portfolios one stock at a time; and control risk by remaining well diversified.

del Rey seeks to invest in intrinsically undervalued non-U.S. companies with strong and/or improving business fundamentals. del Rey seeks to invest in approximately 35-60 companies whose capitalizations are generally over $1 billion and represent strong risk/return characteristics. Generally a country’s or industry’s weighting will be limited to 35% of total assets allocated to del Rey, measured at the time of purchase. del Rey’s investment strategy is not designed to track the performance of any specific benchmark.

ING Investment Management Co. LLC

ING IM employs a classic value approach to international investing by seeking out companies whose securities are trading at a discount to their intrinsic value with the potential for improving returns on capital or earnings growth. ING IM primarily uses a bottom-up fundamental analysis to identify stocks which it believes offer good value relative to their peers in the same industry, sector, or region. It also uses a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, ING IM focuses on various factors including; valuation of the companies; catalysts to stock price appreciation; quality of management; and financial measures, especially cash flow and the cash flow return on capital.

Principal Risks — Prior to March 26, 2013

Company The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Convertible Securities Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.

Credit Prices of bonds and other debt instruments can fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.

Currency To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Derivative Instruments Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns.

Foreign Investments/Developing and Emerging Markets Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Foreign investment risks may be greater in developing and emerging markets than in developed markets.

Interest Rate With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed decreases.

Liquidity If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund’s manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods.

Market Capitalization Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Real Estate Companies and Real Estate Investment Trusts (“REITs”) Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.

Securities Lending Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Sovereign Debt These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay payment, restructure its debt, or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

U.S. Government Securities and Obligations U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.

Value Investing Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

APPENDIX D: NOMINEES

The following table sets forth information concerning each Nominee. The address for each Nominee is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) Held or to be Held with the Trust	Term of Office and Length of Time Served as a Trustee	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen or to be Overseen by Trustee	Other Board Positions Held by Trustee
Independent Trustees
Colleen D. Baldwin Age: 52	Trustee	11/07 - Present	President, Glantuam Partners, LLC, a business consulting firm (01/09-Present).	182	None.
John V. Boyer Age: 59	Trustee	11/97 - Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (01/ 08-Present). Formerly, Consultant (07/07-02/08).	182	None.
Patricia W. Chadwick Age: 64	N/A	01/06 - Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (01/00-Present).	182	Wisconsin Energy Corporation (06/06-Present) and The Royce Fund, 35 funds (12/09-Present).
Albert E. DePrince, Jr. Age: 71	Trustee	N/A	Professor of Economics and Finance, Middle Tennessee State University (08/91 - Present) and various positions with Academy of Economics and Finance (2003 – 2012).	182	None.
Peter S. Drotch Age: 71	Trustee	11/07 - Present	Retired.	182	First Marblehead Corporation (09/03 - Present).
J. Michael Earley Age: 67	Trustee	01/97 - Present	Retired. Formerly, Banking President and Chief Executive Officer, Bankers Trust Company, N.A., Des Moines (06/92-12/08).	182	None.
Martin J. Gavin Age: 62	N/A	N/A	President and Chief Executive Officer, Connecticut Children’s Medical Center (05/06-Present).	182	None.
Russell H. Jones Age: 68	N/A	N/A	Retired. Director, Hill — Stead Museum (non-profit)(08-Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (04/73-03/08).	182	None.
Patrick W. Kenny Age: 70	Trustee	03/02 - Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (06/01-06/09).	182	Assured Guaranty Ltd. (04/04-Present).
Joseph E. Obermeyer Age: 55	N/A	N/A	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (11/99-Present).	182	None.

Name and Age	Position(s) Held or to be Held with the Trust	Term of Office and Length of Time Served as a Trustee	Principal Occupations During the Past 5 Years	Number of Funds in ING Fund Complex Overseen or to be Overseen by Trustee	Other Board Positions Held by Trustee
Sheryl K. Pressler Age: 62	Trustee	01/06 - Present	Consultant (05/01-Present).	182	Stillwater Mining Company (05/ 02-Present).
Roger B. Vincent Age: 67	Trustee	01/93 - Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (03/89-08/11).	182	UGI Corporation (02/06-Present) and UGI Utilities, Inc. (02/06-Present).
Trustee who is an “Interested Person”
Shaun P. Mathews(1) Age: 57	Trustee	11/07 - Present	President and Chief Executive Officer, ING Investments (11/ 06-Present).	182	ING Capital Corporation LLC (12/05-Present); ING Funds Services, LLC, ING Investments, LLC, and ING Investment Management, LLC (03/06-Present); and ING Investment Trust Co. (04/09-Present).

(1)         Mr. Mathews is deemed to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with ING Groep, N.V., the parent corporation of the advisers Directed Services LLC or ING Investments, LLC, the distributor, ING Investments Distributor, LLC, ING Investment Management Co. LLC, and ING Funds Services, LLC.

APPENDIX E: TRUSTEE COMPENSATION

The following table sets forth the compensation received by the Trustees by International Value Fund and by all ING Funds for the fiscal year ended October 31, 2012. Messrs. Crispin and Mathews are “interested persons,” as defined by in the 1940 Act, of the Funds because of their affiliation with ING Groep, the parent corporation of the Adviser and the Distributor. Trustees who are interested persons do not receive any compensation from International Value Fund or the ING Funds. No Trustee receives pension or retirement benefits that are accrued as part of Fund expenses.

Trustee	Compensation from International Value Fund	Pension or Retirement Benefits Accrued as part of Fund Expenses	Total Compensation From the ING Fund Complex Paid to Trustees(1)
Colleen D. Baldwin	$2,313	$0	$305, 500
John V. Boyer(2)	$2,371	$0	$313,000
Patricia W. Chadwick	$2,371	$0	$313,000
Peter S. Drotch	$2,126	$0	$280,500
J. Michael Earley	$2,313	$0	$305,500
Patrick W. Kenny(2)	$2,333	$0	$308,000
Sheryl K. Pressler	$2,633	$0	$348,000
Roger B. Vincent	$2,746	$0	$363,000

(1)         Represents compensation from 136 funds (total in ING Fund Complex as of October 31, 2012).

(2)         During the fiscal year ended October 31, 2012, Messrs. Boyer and Kenny deferred $20,000 and $77,000 respectively, of their compensation from the ING Fund Complex.

APPENDIX F: TRUSTEE AND NOMINEE OWNERSHIP OF PORTFOLIO SECURITIES

The following table sets forth information regarding each Trustee’s and Nominee’s ownership of equity securities of International Value Fund and all ING Funds as of December 31, 2012.

Dollar Range of Equity Securities
Trustee	International Value Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen or to be Overseen by Trustee or Nominee
Colleen D. Baldwin	None	Over $100,000(1)
John V. Boyer	None	Over $100,000 $10,000 - $50,000(1)
Patricia W. Chadwick	None	Over $100,000
Peter S. Drotch	None	Over $100,000
J. Michael Earley	None	Over $100,000
Patrick W. Kenny	None	Over $100,000 Over $100,000(1)
Sheryl K. Pressler	None	Over $100,000(1)
Roger B. Vincent	None	Over $100,000 Over $100,000(1)
Robert W. Crispin	None	None
Shaun P. Mathews	None	Over $100,000 $50,000 - $100,000(1)

(1)         Includes the value of shares in which a Trustee or Nominee has an indirect interest through a deferred compensation plan and/or 401(k) plan.

APPENDIX G: OFFICER INFORMATION

The following table sets forth information concerning each Officer of the Trust. Unless otherwise indicated the address for each officer is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

Name, Address, and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews Age: 57	President and Chief Executive Officer	11/06-Present	President and Chief Executive Officer, ING Investments, LLC (11/06-Present). Formerly, Head of ING Mutual Funds and Investment Products (11/04-11/06).
Michael J. Roland Age: 54	Executive Vice President	02/02-Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (04/12-Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (03/11-Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (01/07-04/12) and Chief Compliance Officer, ING Funds (03/11-02/12).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President Chief Investment Risk Officer	11/99-Present	Executive Vice President, ING Investments, LLC (07/00-Present) and Chief Investment Risk Officer, ING Investments, LLC (01/03-Present).
Kevin M. Gleason Age: 46	Chief Compliance Officer	02/12-Present	Senior Vice President, ING Investment Management, LLC (02/12-Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (06/04-01/12)
Todd Modic Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	03/05-Present	Senior Vice President, ING Funds Services, LLC (03/05-Present).
Kimberly A. Anderson Age: 48	Senior Vice President	11/03-Present	Senior Vice President, ING Investments, LLC (10/03-Present).
Julius Drelick Age: 46	Senior Vice President	07/12-Present

Senior Vice President-Fund Compliance, ING Investment Funds Services, LLC (06/12-Present). Formerly, Vice President-Platform Product Management & Project Management, ING Investments, LLC (04/07-06/12).

Robert Terris Age: 42	Senior Vice President	05/06-Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (05/06-Present).
Maria M. Anderson Age: 54	Vice President	09/04-Present	Vice President, ING Funds Services, LLC (09/04-Present).
Fred Bedoya Age: 40	Vice President and Treasurer	09/12-Present	Vice President, ING Funds Services, LLC (03/12-Present). Formerly, Assistant Vice President-Director, ING Funds Services, LLC (08/03-03/12).
Lauren D. Bensinger Age: 59	Vice President	02/03-Present

Vice President, ING Investments, LLC and ING Funds Services, LLC (02/96-Present); Director of Compliance, ING Investments, LLC (10/04-Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (04/10-Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (08/95-04/10).

Robyn L. Ichilov Age: 45	Vice President	11/99-Present	Vice President and Treasurer, ING Funds Services, LLC (11/95-Present) and ING Investments, LLC (08/97-Present). Formerly, Treasurer, ING Funds (11/99-02/12).
Jason Kadavy Age: 36	Vice President	09/12-Present	Vice President, ING Funds Services, LLC (07/07-Present).

Name, Address, and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years
Kimberly K. Springer Age: 55	Vice President	03/06-Present

Vice President-Platform Product Management & Project Management, ING Investments, LLC (07/12-Present); Vice President, ING Investment Management-ING Funds (03/10-Present); and Vice President, ING Funds Services, LLC (03/06-Present). Formerly Managing Paralegal, Registration Statements (06/03-07/12).

Craig Wheeler Age: 43	Assistant Vice President	06/08-Present	Assistant Vice President-Director of Tax, ING Funds Services, LLC (03/08-Present). Formerly, Tax Manager, ING Funds Services, LLC (03/05-03/08).
Theresa K. Kelety Age: 50	Assistant Secretary	09/03-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (04/03-04/08).

Huey P. Falgout, Jr. Age: 49	Secretary	09/03-Present	Senior Vice President and Chief Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (10/03-03/10).
Paul A. Caldarelli Age: 61	Assistant Secretary	08/10-Present

Vice President and Senior Counsel, ING Investment Management-ING Funds (03/10-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (04/08-03/10) and Counsel, ING Americas, U.S. Legal Services (05/05-04/08).

(1)         The Officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified. The term of service begins with the earliest date of service by the officer.

APPENDIX H: PRINCIPAL EXECUTIVE OFFICERS

EXECUTIVE OFFICERS OF ING INVESTMENTS, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Name and Title

Shaun P. Mathews – President and Chief Executive Officer

Michael J. Roland – Executive Vice President and Chief Compliance Officer

Stanley D. Vyner – Executive Vice President and Chief Investment Risk Officer

Kimberly A. Anderson - Senior Vice President and Assistant Secretary

Lydia L. Homer – Senior Vice President, Chief Financial Officer and Treasurer

Todd Modic – Senior Vice President

Huey P. Falgout, Jr. – Secretary

DIRECTORS AND EXECUTIVE OFFICERS OF ING INVESTMENT MANAGEMENT CO. LLC

230 Park Avenue

New York, NY 10169

Name and Title

Jeffrey T. Becker - Director, Chairman and Chief Executive Officer

Michael J. Gioffre - Chief Compliance Officer

Mark D. Weber - Director and Executive Vice President

Shaun P. Mathews - Director and Executive Vice President

Christine L. Hurtsellers - Director and Chief Investment Officer of fixed income and proprietary investments

Paul Zemsky – Executive Vice President

Daniel L. Wilcox – Chief Financial Officer, Senior Vice President and Treasurer

Gerald T. Lins – General Counsel

APPENDIX I: FORM OF PROPOSED ADVISORY AGREEMENT

Agreement dated [Date], between [Trust/Company] (the “[Trust/Company]”), a [State/Form of organization], and [Investment Adviser] (the “Adviser”), a [State/Form of organization] (the “Agreement”).

WHEREAS, the [Trust/Company] is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the [Trust/Company] is authorized to issue shares of beneficial interest in separate series with each such series representing interests in a separate portfolio of securities and other assets;

WHEREAS, the [Trust/Company] may offer shares of additional series in the future;

WHEREAS, the [Trust/Company] desires to avail itself of the services of the Adviser for the provision of advisory and management services for the [Trust/Company]; and

WHEREAS, the Adviser is willing to render such services to the [Trust/Company].

NOW, THEREFORE, in consideration of the premises, the promises and mutual covenants herein contained, it is agreed between the parties as follows:

1.     Appointment. The [Trust/Company] hereby appoints the Adviser, subject to the direction of the Board of [Directors/Trustees], for the period and on the terms set forth in this Agreement, to provide advisory, management, and other services, as described herein, with respect to each series of the [Trust/Company] set forth on Schedule A hereto (individually and collectively referred to herein as “Series”). The Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

In the event the [Trust/Company] establishes and designates additional series (other than the Series) with respect to which it desires to retain the Adviser to render advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the [Trust/Company] in writing, whereupon such additional series shall become a Series hereunder, and be subject to this Agreement.

With respect to those Series that have obtained shareholder approval, subject to the approval of the Board of [Directors/Trustees] of the Series, the Adviser is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Adviser (each a “Sub-Adviser”). The Adviser will continue to have responsibility for all services furnished pursuant to any sub-advisory agreement (each a “Sub-Advisory Agreement”). The Series and Adviser understand and agree that the Adviser may manage each Series in a “Manager-of-Managers” style with either a single or multiple sub-advisers, which contemplates that the Adviser will, among other things and pursuant to an order issued by the U.S. Securities and Exchange Commission (the “SEC”) or applicable regulation under the 1940 Act: (i) continually evaluate the performance of any Sub-Adviser to the Series; and (ii) periodically make recommendations to the Series’ Board of [Directors/Trustees] regarding the results of its evaluation and monitoring functions. The Series recognizes that, subject to the approval of the Board of [Directors/Trustees] of the Series, a Sub-Adviser’s services may be terminated or modified and that the Adviser may appoint a new Sub-Adviser for a Series, subject to an applicable SEC order.

2.     Services of the Adviser.

Subject to the supervision of the Trustees, the Adviser shall manage the investment operations of the Series and the composition of each Series’ portfolio, including the purchase and retention and disposition of portfolio securities, in accordance with each Series’ investment objectives, policies and restrictions as stated in

3.     Services of Adviser with respect to Sub-Advisers. In the event that the Adviser wishes to select others to render investment management services, the Adviser shall analyze, select and recommend for consideration and approval by the [Trust/Company]’s Board of [Trustee/Director]s investment advisory firms (however organized) to provide investment advice to one or more of the Series, and, at the expense of the Adviser, engage (which engagement may also be by the [Trust/Company]) any such investment advisory firm to render investment advice and manage the investments of each such Series and the composition of each such Series’ portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Series’ investment objective or objectives and policies as stated in the [Trust/Company]’s Registration Statement. The Adviser shall take the following actions in respect of the performance by the Sub-Adviser of its obligations in respect of the Fund:

(a)   Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Series, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Series and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;;

(b)   prepare and present periodic reports to the Board of [Trustee/Director]s regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of [Trustee/Director]s may reasonably request;

(c)   review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of [Trustee/Director]s;

(d)   review and consider any changes in the ownership or senior management of the Sub-Adviser and make appropriate reports to the Board of [Trustee/Director]s;

(e)   perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

(f)    supervise Sub-Advisers with respect to the services that such Sub-Advisers provide under each Sub-Adviser’s Sub-Advisory Agreement;

(g)   assist the Board of [Trustee/Director]s and management of the Trust in developing and reviewing information with respect to the initial approval of the Sub-Advisory Agreement with the Sub-Adviser and annual consideration of the agreement thereafter;

(h)   monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of each Series, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(i)    if appropriate, analyze and recommend for consideration by the [Trust/Company]’s Board of [Trustee/Director]s termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to one or more of the Series;

(j)    identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of [Trustee/Director]s a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(k)   designate and compensate from its own resources such personnel as the Adviser may consider necessary or appropriate to the performance of its services hereunder; and

(l)    perform such other review and reporting functions as the Board of [Trustee/Director]s shall reasonably request consistent with this Agreement and applicable law.

4.     Investment Management Authority. In the event the Adviser wishes to render investment management services directly to a Series, then with respect to any such Series, the Adviser, subject to the supervision of the [Trust/Company]’s Board, will provide a continuous investment program for the Series’ portfolio and determine the composition of the assets of the Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, offered to the public, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest, and the Adviser is hereby authorized to execute and perform such services on behalf of the Series. To the extent permitted by the investment policies of the Series, the Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to, and execute and perform, foreign currency exchange contracts on behalf of the Series. The Adviser will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies, and restrictions as stated in the [Trust/Company]’s Registration Statement. Furthermore:

(a)   The Adviser will manage the Series so that each will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and so as to ensure compliance by the Series with the diversification requirements of Section 817(h) of the Internal Revenue Code and with any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies. In managing the Series in accordance with these requirements, the Adviser shall be entitled to receive and act upon advice of counsel to the [Trust/Company] or counsel to the Adviser.

(b)   The Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the [Trust/Company]’s Board, and the provisions of the Registration Statement of the [Trust/Company] under the Securities Act of 1933 and the 1940 Act, as supplemented or amended.

(c)   On occasions when the Adviser deems the purchase or sale of a security to be in the interest of the Series as well as any other investment advisory clients, the Adviser may, to the extent permitted by applicable laws and regulations and any applicable procedures adopted by the [Trust/Company]’s Board, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in a manner that is fair and equitable in the judgment of the Adviser in the exercise of its fiduciary obligations to the [Trust/Company] and to such other clients.

(d)   In connection with the purchase and sale of securities of the Series, the Adviser will arrange for the transmission to the custodian for the [Trust/Company] on a daily basis, of such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust Company, the Adviser will arrange for the prompt transmission of the confirmation of such trades to the [Trust/Company]’s custodian.

(e)   The Adviser will assist the custodian or portfolio accounting agent for the [Trust/Company] in determining, consistent with the procedures and policies stated in the Registration Statement for the [Trust/Company] and any applicable procedures adopted by the [Trust/Company]’s Board, the value of any portfolio securities or other assets of the Series for which the custodian or portfolio accounting agent seeks assistance or review from the Adviser.

(f)    The Adviser will make available to the [Trust/Company], promptly upon request, any of the Series’ or the Advisers’ investment records and ledgers as are necessary to assist the [Trust/Company] to comply with requirements of the 1940 Act, as well as other applicable laws. The Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services which may be requested in order to ascertain whether the operations of the [Trust/Company] are being conducted in a manner consistent with applicable laws and regulations.

(g)   The Adviser will regularly report to the [Trust/Company]’s Board on the investment program for the Series and the issuers and securities represented in the Series’ portfolio, and will furnish the [Trust/Company]’s Board with respect to the Series such periodic and special reports as the [Trustees/Directors] may reasonably request.

(h)   In connection with its responsibilities under this Section 3, the Adviser is responsible for decisions to buy and sell securities and other investments for the Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Registration Statement for the [Trust/Company]. Subject to such policies as the Board may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) , the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Series and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards and in accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, the Adviser is further authorized to allocate the orders placed by it on behalf of the Series to the Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material or other services to the Series, the Adviser or an affiliate of the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine consistent with the above standards, and the Adviser will report on said allocation regularly to the Board of the [Trust/Company] indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.     Conformity with Applicable Law. The Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Registration Statement of the [Trust/Company] and with the instructions and directions of the Board of the [Trust/Company] and will conform to, and comply with, the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

6.     Exclusivity. The services of the Adviser to the [Trust/Company] under this Agreement are not to be deemed exclusive, and the Adviser, or any affiliate thereof, shall be free to render similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of any of the Series) and to engage in other activities, so long as its services hereunder are not impaired thereby.

7.     Documents. The [Trust/Company] has delivered properly certified or authenticated copies of each of the following documents to the Adviser and will deliver to it all future amendments and supplements thereto, if any:

(a)   certified resolution of the Board of the [Trust/Company] authorizing the appointment of the Adviser and approving the form of this Agreement;

(b)   the Registration Statement as filed with the SEC and any amendments thereto; and

(c)   exhibits, powers of attorney, certificates and any and all other documents relating to or filed in connection with the Registration Statement described above.

8.     Records. The [Trust/Company] agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the [Trust/Company] with respect to the Series by the 1940 Act. The Adviser further agrees that all records of the Series are the property of the [Trust/Company] and, to the extent held by the Adviser, it will promptly surrender any of such records upon request.

9.     Expenses. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement, except such expenses as are assumed by the [Trust/Company] under this Agreement and such expenses as are assumed by a Sub-Adviser under its Sub-Advisory Agreement. The Adviser further agrees to pay all fees payable to the Sub-Advisers, executive salaries and expenses of the [Trustees/Directors] of the [Trust/Company] who are employees of the Adviser or its affiliates, and office rent of the [Trust/Company]. The [Trust/Company] shall be responsible for all of the other expenses of its operations, including, without limitation: the management fee payable hereunder; brokerage commissions; interest; legal fees and expenses of attorneys; fees of auditors, transfer agents and dividend disbursing agents, custodians and shareholder servicing agents; the expense of obtaining quotations for calculating the [Trust/Company]’s net asset value; taxes, if any, and the preparation of the [Trust/Company]’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; expenses of registering and qualifying shares of the [Trust/Company] under federal and state laws and regulations (including the salary of employees of the Adviser engaged in the registering and qualifying of shares of the [Trust/Company] under federal and state laws and regulations or a pro-rata portion of the salary of employees to the extent so engaged); salaries of personnel involved in placing orders for the execution of the [Trust/Company]’s portfolio transactions; expenses of disposition or offering any of the portfolio securities held by a Series; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses in connection with shareholder and director meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of [Trustees/Directors] of the [Trust/Company] who are not employees of the Adviser or any Sub-Adviser, or their affiliates; Board approved trade association dues; insurance premiums; and extraordinary expenses such as litigation expenses. To the extent the Adviser incurs any costs or performs any services which are an obligation of the [Trust/Company], as set forth herein, the [Trust/Company] shall promptly reimburse the Adviser for such costs and expenses. To the extent the services for which the [Trust/Company] is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the [Trust/Company] only to the extent of its costs for such services.

10.  Compensation. For the services provided by the Adviser to each Series pursuant to this Agreement, the [Trust/Company] will pay to the Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. Payment of the above fees shall be in addition to any amount paid to the Adviser for the salary of its employees for performing services which are an obligation of the [Trust/Company] as provided in Section 9. The fee will be appropriately pro-rated to reflect any portion of a calendar month that this Agreement is not in effect between the Adviser and the [Trust/Company].

11.  Liability of the Adviser.

The Adviser may rely on information reasonably believed by it to be accurate and reliable. Neither the Adviser nor its officers, directors, employees or agents or controlling persons shall be liable for any error or judgment or mistake of law, or for any loss suffered by the Trust or a Series in connection with or arising out of the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

12.  Continuation and Termination. With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through Two years from the effective date of this Agreement. Thereafter, unless earlier terminated as provided herein with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of [Trustees/Directors] of the [Fund/Portfolio], or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Trustees/Directors] of the Series who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Series or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series added to Schedule A hereto as a Series after the date of this Agreement, the Agreement shall become effective on the later of: (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement; or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Fund’s Board of [Trustees/Directors], including a majority of those [Trustees/Directors] who are not interested persons (as such term is defined in the 1940 Act) of the Adviser, and the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board of [Trustees/Directors] of the Series, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of [Trustees/Directors] of the Series who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Series or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the [Trust/Company], unless such approval shall be required by any other applicable law or otherwise.

This Agreement may be terminated by the [Trust/Company] at any time, in its entirety or with respect to a Series, without the payment of any penalty, by vote of a majority of the Board of the [Trust/Company] or by a vote of a majority of the outstanding voting shares of the [Trust/Company], or with respect to a Series, by vote of a majority of the outstanding voting shares of such Series, on sixty (60) days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on sixty (60) days’ written notice to the [Trust/Company]. This Agreement will automatically and immediately terminate in the event of its “assignment” as defined in the 1940 Act.

13.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares (as defined in the 1940 Act) of the [Trust/Company]. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Adviser.

14.  Use of Name. It is understood that the name “[Adviser Name]” or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the [Trust/Company] and/or the Series have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to such [Trust/Company] and/or Series. Upon termination of this Agreement, the [Trust/Company] (or Series) shall forthwith cease to use such name (or derivative or logo) and, in the case of the [Trust/Company], shall promptly amend its [Charter] to change its name (if such name is included therein).

15.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

16.  Applicable Law.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or any rules or order of the SEC thereunder.

(b)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

APPENDIX K: ADVISORY AGREEMENT INFORMATION

The following tables set forth the advisory fee schedule and any contractual limits on expenses that ING Investments has entered into with respect to International Value Fund. For the fiscal year ended October 31, 2012, International Value Fund paid $5,635,284 in advisory fees to the Adviser.

The Adviser bears the expense of providing its services and pays the fees of International Value Fund’s sub-advisers. For its services, International Value Fund pays the Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following as a percentage of International Value Fund’s average daily net assets during the month:

Adviser	Advisory Fee
ING Investments, LLC (1)

1.00% on the first $1.5 billion of the Fund’s average daily net assets;

0.70% on the next $750 million of the Fund’s average daily net assets; and

0.65% of the Fund’s average daily net assets in excess of $2.25 billion (applied to all assets of the Fund)

(1)         Pursuant to a separate waiver agreement, the Adviser has agreed to lower the advisory fee for International Value Fund so that the advisory fee payable to the Adviser will be waived in amounts equal to 50% of the savings to the Adviser resulting from the implementation of a sub-advisory fee reduction through March 1, 2014 for the Fund. There is no guarantee this waiver will continue after that date. The waiver agreement will only renew if the Adviser elects to renew it.

The Adviser has entered into an expense limitation agreement with International Value Fund pursuant to which the Adviser has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of International Value Fund (which excludes interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses (and Acquired Fund fees and expenses) such as litigation, other expenses not incurred in the ordinary course of the Fund’s business, and expenses of any counsel or other persons or services retained by the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act)) do not exceed the following expense limitations:

	Class A	Class B	Class C	Class I	Class W
Expense Limitation(1)	1.80%	2.50%	2.50%	1.50%	1.50%

(1)         Pursuant to a side agreement dated January 1, 2013, the Adviser has lowered the expense limits for International Value Fund through at least March 1, 2014. The expense limits for International Value Fund are 1.50%, 2.20%, 2.20%, 1.20%, and 1.20% for Class A, Class B, Class C, Class I, and Class W shares, respectively. If, after March 1, 2014, the Adviser elects not to renew the side agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side agreement will continue after that date. The side agreement will only renew if the Adviser elects to renew it. Any fees waived pursuant to the side agreement shall not be eligible for recoupment.

APPENDIX L: COMPENSATION PAID TO ING INVESTMENTS BY INVESTMENT COMPANIES
WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the advisory fee rate paid to ING Investments and assets under management of each registered investment company with an investment objective similar to the investment objective of International Value Fund. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets.

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING American Century Small-Mid Cap Value Portfolio	1.00	260,232,234
ING American Funds International Portfolio	N/A	1,051,291,496
ING American Funds World Allocation Portfolio	0.10	188,187,431
ING Baron Growth Portfolio	0.85	786,886,426
ING BlackRock Health Sciences Opportunities Portfolio	0.75	236,847,763
ING BlackRock Large Cap Growth Portfolio	0.80	336,032,711
ING BlackRock Science and Technology Opportunities Portfolio	0.95	309,554,957
ING Columbia Small Cap Value II Portfolio	0.75	159,437,611
ING Corporate Leaders 100 Fund	0.40	10,933,890
ING DFA World Equity Portfolio	0.25	168,454,543
ING Diversified International Fund	0.00	127,363,072
ING Emerging Markets Equity Fund	1.00	91,659,812
ING Fidelity® VIP Contrafund® Portfolio	N/A	315,114,645
ING Fidelity® VIP Equity-Income Portfolio	N/A	17,125,705
ING Fidelity® VIP Mid Cap Portfolio	N/A	40,737,580
ING FMRSM Diversified Mid Cap Portfolio	0.64	1,063,192,525
ING Franklin Mutual Shares Portfolio	0.78	453,317,900
ING Franklin Templeton Founding Strategy Portfolio	0.00	790,126,255
ING Global Equity Dividend Fund	0.70	80,012,511
ING Global Natural Resources Fund	0.85	113,060,338
ING Global Opportunities Fund	0.90	66,130,188
ING Global Resources Portfolio	0.64	747,844,897
ING Growth Opportunities Fund	0.75	78,252,231
ING International Core Fund	0.75	354,694,943
ING International Growth Fund	0.75	153,207,303
ING International SmallCap Fund	1.00	308,099,617
ING International Value Choice Fund	1.00	29,935,422
ING International Value Equity Fund	0.88	640,267,086
ING International Value Fund	1.00	726,771,787
ING International Value Portfolio	0.80	133,575,264
ING JPMorgan Emerging Markets Equity Portfolio	1.25	901,322,006
ING JPMorgan Mid Cap Value Portfolio	0.75	464,736,331
ING JPMorgan Small Cap Core Equity Portfolio	0.87	466,001,538
ING Large Cap Growth Fund	0.70	36,101,902
ING Large Cap Growth Portfolio	0.55	3,623,310,235
ING Marsico Growth Portfolio	0.82	499,182,880
ING Mid Cap Value Fund	0.46	221,475,491
ING MidCap Opportunities Fund	0.75	751,108,601
ING MidCap Opportunities Portfolio	0.69	1,138,815,428
ING Morgan Stanley Global Franchise Portfolio	0.96	449,828,917
ING Oppenheimer Active Allocation Portfolio	0.25	50,941,748
ING Oppenheimer Global Portfolio	0.60	1,597,341,981
ING Pioneer Mid Cap Value Portfolio	0.64	630,258,187
ING Russia Fund	1.25	328,558,548
ING Small Company Fund	0.83	344,448,542
ING Small Company Portfolio	0.75	580,429,719
ING SmallCap Opportunities Fund	0.90	176,082,950
ING SmallCap Opportunities Portfolio	0.75	22,430,995
ING SMID Cap Equity Fund	0.45	113,924,250
ING Solution Aggressive Growth Portfolio	0.10	23,664,208
ING Solution Conservative Portfolio	0.10	15,109,158
ING Solution Growth Portfolio	0.10	43,578,224
ING Strategic Allocation Growth Portfolio	0.08	143,684,650
ING T. Rowe Price Diversified Mid Cap Growth Portfolio	0.64	710,030,758

Fund/Portfolio	Effective Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING T. Rowe Price Growth Equity Portfolio	0.60	1,157,500,136
ING T. Rowe Price International Stock Portfolio	0.54	229,442,483
ING Templeton Foreign Equity Portfolio	0.78	1,073,081,321
ING Templeton Global Growth Portfolio	0.91	528,585,959
ING Value Choice Fund	0.90	511,505,295

APPENDIX M: FORM OF PROPOSED ING IM SUB-ADVISORY AGREEMENT

This Agreement is made as of this [Date], between [Adviser], [State/Form of organization] (the “Manager”), and [Sub-adviser], a [State/Form of organization] (the “Sub-Adviser”).

WHEREAS, [Trust] (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations; and

WHEREAS, the Trust may offer shares of additional series in the future; and

WHEREAS, pursuant to an Investment Advisory Agreement, dated [Date], as amended (the “Advisory Agreement”), a copy of which has been provided to the Sub-Adviser, the Trust has retained the Manager to render advisory and management services with respect to certain of the Trust’s series; and

WHEREAS, pursuant to authority granted to the Manager in the Advisory Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to one or more of the series of the Trust, and the Sub-Adviser is willing to furnish such services to the Trust and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

Appointment. The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the series of the Trust set forth on Schedule A hereto (the “Series”) for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to include only those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Trust designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.     Sub-Adviser Duties. Subject to the supervision of the Trust’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for each Series’ portfolio and determine in its discretion the composition of the assets of each Series’ portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio. The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of each Series’ assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Series, when these transactions should be executed, and what portion of the assets of the Series should be held in the various securities and other investments in which it may invest. To the extent permitted by the investment policies of each Series, the Sub-Adviser shall make decisions for the Series as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Series. The Sub-Adviser will provide the services under this Agreement in accordance with each Series’ investment objective or objectives, policies, and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and promptly following any such amendment. The Sub-Adviser further agrees as follows:

(a)   The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Trust’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Trust filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser. In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)    The Sub-Adviser will [(1)] manage each Series so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”)[, and (2), if applicable, manage each Series so that no action or omission on the part of the Sub-Adviser shall cause a Series to fail to comply with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder.]

(ii)   The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all solicitations with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization unless the Manager gives the Sub-Adviser written instructions to the contrary. The Sub-Adviser will immediately forward any proxy it receives on behalf of the Trust solicited by or with respect to the issuers of securities in which assets of the Series are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel reasonably available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board any proxy solicited by or with respect to the issuers of securities in which assets of the Series are invested. Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies. In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interests of the Series. The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)  In connection with the purchase and sale of securities for each Series, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Series on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(iv)  The Sub-Adviser will assist the custodian and portfolio accounting agent for the Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Trust or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Series for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser. The parties acknowledge that the Sub-Adviser is not a custodian of the Series’ assets and will not take possession or custody of such assets.

(v)   The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of each Series’ semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 22(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)  The Sub-Adviser will complete and deliver to the Manager a written compliance checklist in a form provided by the Manager for each month by the 10th business day of the following month.

(b)   The Sub-Adviser will make available to the Trust and the Manager, promptly upon request, any of the Series’ investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws. The Sub-Adviser will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services in respect to the Series which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(c)   The Sub-Adviser will provide reports to the Trust’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for each Series and the issuers and securities represented in each Series’ portfolio, and will furnish the Trust’s Board of Trustees with respect to each Series such periodic and special reports as the Trustees and the Manager may reasonably request.

(d)   With respect to any investments, including, but not limited to, repurchase and reverse repurchase agreements, derivatives contracts, futures contracts, International Swaps and Derivatives Association, Inc. Master Agreements, and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this Agreement and the investment objectives and strategies of the Series as outlined in the Registration Statement for the [Trust/Company, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent, on behalf of each Series, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent, on behalf of each Series, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase and derivative master agreements, including any schedules and annexes to such agreements, releases, consents, elections and confirmations. The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.     Broker-Dealer Selection. The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for each Series’ portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction. The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the prospectus and/or statement of additional information for the Trust, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities. Accordingly, the price to a Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Trust, by other aspects of the portfolio execution services offered. Subject to such policies as the Trust’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a

Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Series and to their respective other clients as to which they exercise investment discretion. The Sub-Adviser will consult with the Manager to the end that portfolio transactions on behalf of a Series are directed to broker-dealers on the basis of criteria reasonably considered appropriate by the Manager. To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of a Series to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Series, the Sub-Adviser, or an affiliate of the Sub-Adviser. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Trust’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.     Disclosure about Sub-Adviser. The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect. The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.     Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations. In addition, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.     Compensation. For the services provided to each Series, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for such Series in Schedule A hereto, payable monthly in arrears. The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties. In accordance with the provisions of the Advisory Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Trust fails to pay the Manager all or a portion of the advisory fee under said Advisory Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Trust any rights it may have as a third-party beneficiary under the Advisory Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Trust.

7.     Marketing Materials.

(a)   During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for internal use or public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees, broker-dealers or the public in connection with the Series, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)   During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of each Series, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

8.     Compliance.

(a)   The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written compliance procedures.

(b)   The Sub-Adviser agrees that it shall promptly notify the Manager and the Trust (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Sub-Adviser further agrees to notify the Manager and the Trust promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Trust (which describes the Series), or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)   The Manager agrees that it shall promptly notify the Sub-Adviser (1) in the event that the SEC has censured the Manager or the Trust; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

9.     Books and Records. The Sub-Adviser hereby agrees that all records which it maintains for the Series may be the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request in compliance with the requirements of Rule 31a-3 under the 1940 Act, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act.

10.  Cooperation; Confidentiality. Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust. Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Trust and actions of the Trust, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Series all information furnished to the Trust or the Manager by the Sub-Adviser, in connection with its duties under the Agreement except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or this Trust.

11.  Non-Exclusivity. The services of the Sub-Adviser to the Series and the Trust are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, provided, however, that the Sub-Adviser may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Series, except that such consultations are permitted between the current and successor sub-advisers of the Series in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

12.  Representations Respecting Sub-Adviser. The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Sub-Adviser or the Series other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Trust’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

13.  Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Trust shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct any action hereunder taken on its behalf by the Sub-Adviser.

14.  Liability.

Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Manager agrees that the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Sub-Adviser (1) shall bear no responsibility and shall not be subject to any liability for any act or omission respecting any series of the Trust that is not a Series hereunder, and (2) shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or negligence in the performance of the Sub-Adviser’s duties, or by reason of reckless disregard of the Sub-Adviser’s obligations and duties under this Agreement.

15.  Indemnification.

(a) The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement covering shares of the Trust or any Series, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b) Notwithstanding Section 15 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager and each Series, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Series which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement covering the shares of the Trust or any Series, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust, or any affiliated person of the Manager or Trust by the Sub-Adviser or any affiliated person of the Sub-Adviser; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)   The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(c)   The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person. The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)   The Sub-Adviser shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice. In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person. If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

16.  Duration and Termination.

(a)   With respect to each Series identified as a Series on Schedule A hereto as in effect on the date of this Agreement, unless earlier terminated with respect to any Series this Agreement shall continue in full force and effect through [ ]. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) the vote of a majority of the outstanding voting shares of the Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

With respect to any Series that was added to Schedule A hereto as a Series after the date of this Amendment, the Agreement shall become effective on the later of (i) the date Schedule A is amended to reflect the addition of such Series as a Series under the Agreement or (ii) the date upon which the shares of the Series are first sold to the public, subject to the condition that the Trust’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager, and, to the extent necessary under applicable Law, the shareholders of such Series, shall have approved this Agreement. Unless terminated earlier as provided herein with respect to any such Series, the Agreement shall continue in full force and effect for a period of two years from the date of its effectiveness (as identified above) with respect to that Series. Thereafter, unless earlier terminated with respect to a Series, the Agreement shall continue in full force and effect with respect to each such Series for periods of one year, provided that such continuance is specifically approved at least annually by (i) the vote of a majority of the Board of Trustees of the Trust, or (ii) vote of a majority of the outstanding voting shares of such Series (as defined in the 1940 Act), and provided that such continuance is also approved by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of the Trust or the Manager, cast in person at a meeting called for the purpose of voting on such approval. However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to such Series notwithstanding (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to any Series covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Trust, (b) at any time without payment of any penalty by the Trust, by the Trust’s Board of Trustees or a majority of the outstanding voting securities of each Series, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser upon three (3) months’ written notice unless the Trust; or the Manager requests additional time to find a replacement for the Sub-Adviser, in which case the Sub-Adviser shall allow the additional time requested by the Trust or Manager not to exceed three (3) additional months beyond the initial three-month notice period; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Trust, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Trust, or in the event the Manager becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Trust as required by the terms of this Agreement.

In the event of termination for any reason, all records of each Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records. This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act). In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 9, 10, 12, 13, 14 and 15 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 16 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the Agreement was in effect, Section 6.

(b)   Notices. Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Trust:

Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

Attention: Kimberly A. Anderson

If to the Sub-Adviser:

If to the Manager:

17.  Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

18.  Miscellaneous.

(a)   This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)   The Manager and the Sub-Adviser acknowledge that the Trust enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Advisory Agreement.

(c)   The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)   To the extent permitted under Section 16 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)   If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)    Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)   This Agreement may be executed in counterparts.

APPENDIX N: SUB-ADVISORY AGREEMENT INFORMATION

The following table sets forth the sub-advisory fee schedule for the Current Sub-Advisory Agreement. For the fiscal year ended October 31, 2012, the Adviser paid $2,487,609 in sub-advisory fees to International Value Fund’s sub-advisers.

As compensation to each sub-adviser for its services, the Adviser pays the sub-adviser a monthly fee in arrears equal to the following as a percentage of International Value Fund’s average daily net assets managed during the month:

Sub-Adviser	Sub-Advisory Fee
Brandes	0.50% of the Fund’s average daily net assets managed by Brandes del Rey

0.35% on assets initially allocated to del Rey’s sleeve upon its appointment as sub-adviser (the “Transitioned Amount”);

0.50% on net assets of the Fund in excess of the Transitioned Amount up to $800 million; and

0.60% on net assets of the Fund thereafter.

IIMA(1)

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by IIMA;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by IIMA;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by IIMA; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

IIM Asia Pacific(1)

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by IIM Asia Pacific; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

ING IM

0.4500% on the first $5 billion of the Fund’s average daily net assets managed by ING IM;

0.4275% on the next $2.5 billion of the Fund’s average daily net assets managed by ING IM;

0.4050% on the next $2.5 billion of the Fund’s average daily net assets managed by ING IM; and

0.3825% of the Fund’s average daily assets in excess of $10 billion.

(1)         The sub-adviser was not currently managing any assets of the Fund as of October 31, 2012. Therefore, the sub-adviser did not receive any sub-advisory fees paid by the Adviser as of that date.

APPENDIX O: COMPENSATION PAID TO ING IM BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the contractual advisory or sub-advisory fee rate paid to ING IM and assets under management of each registered investment company with an investment objective similar to the investment objective of International Value Fund. The information is as of each registered investment company’s most recently completed fiscal year for which such information is publicly available. Rates are provided as a percentage of average daily net assets.

Fund/Portfolio	Advisory or Sub-Advisory Fee Rate (as a % of average daily net assets)	Net Assets ($)
ING Corporate Leaders 100 Fund	0.180%	10,933,890
ING Global Natural Resources Fund	0.4500% on the first $50 million; and 0.3375% in excess of $50 million.	113,060,338
ING Global Resources Portfolio	0.20% on the first $200 million; and 0.50% in excess of $200 million.	747,844,897
ING Growth Opportunities Fund	0.338% on the first $500 million; 0.304% on the next $500 million; and 0.293% in excess of $1 billion.	78,252,231
ING International Value Choice Fund	0.50%	29,935,422
ING International Value Equity Fund	0.405% on the first $500 million; 0.360% on the next $500 million; and 0.3375% in excess of $1 billion.	640,267,086
ING International Value Portfolio	0.3825%	133,575,264
ING Large Cap Growth Fund	0.315%	36,101,902
ING Large Cap Growth Portfolio	0.2475%	3,623,310,235
ING MidCap Opportunities Fund	0.3375%	N/A
ING MidCap Opportunities Portfolio	0.3375% on the first $250 million; 0.3150% on the next $400 million; 0.2925% on the next $450 million; and 0.2700% in excess of $1.1 billion.	1,138,815,428
ING Small Company Fund	0.383% on the first $250 million; 0.360% on the next $250 million; 0.349% on the next $250 million; 0.338% on the next $1.25 billion; and 0.326% in excess of $2 billion.	907,247,926
ING Small Company Portfolio	0.338%	580,429,719
ING SmallCap Opportunities Fund	0.405% on the first $250 million; 0.36% on the next $250 million; and 0.3375% in excess of $500 million.	599,296,728
ING SmallCap Opportunities Portfolio	0.3375% on the first $250 million; 0.3150% on the next $250 million; 0.2925% on the next $250 million; 0.2700% on the next $250 million; and 0.2475% in excess of $1 billion.	222,430,995
ING SMID Cap Equity Fund	0.203% on the first $500 million; 0.191% on the next $250 million; 0.180% on the next $1.25 billion; and 0.169% in excess of $2 billion.	188,468,403
ING Strategic Allocation Growth Portfolio	0.02% invested in Underlying Funds 0.27% directly sub-advised by the Sub-Adviser (direct investments)	143,684,650
ING Value Choice Fund	0.50%	139,145,580

APPENDIX P: BOARD CONSIDERATION OF ADVISORY AND SUB-ADVISORY CONTRACTS ON NOVEMBER 29, 2012

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Fund’s existing investment advisory and sub-advisory contracts will remain in effect only if the Board, including a majority the Independent Trustees, annually review and approve them. At a meeting held on November 29, 2012, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments (the “Adviser”) and the Funds and the sub-advisory contracts or sub-sub-advisory contracts, as applicable (“Sub-Advisory Contracts”) with the sub-adviser or sub-sub-adviser, as applicable, to the Fund (the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 24 and November 27, 2012 to consider the renewal of the Advisory and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 29, 2012 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by K&L Gates LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Board considered at the same meeting the advisory contracts and sub-advisory contracts that were subject to renewal for each of the ING Funds under its jurisdiction, the Trustees considered the Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished at the request of the Independent Trustees that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2013. Each Board member may have accorded different weight to the various factors in reaching their conclusions with respect to the Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

The Board follows a structured process pursuant to which it seeks and considers relevant information when it decides whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Fund complex under its jurisdiction, including the Fund’s existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees of the Board: retain the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; evaluate industry best practices in regards to the consideration of investment advisory and sub-advisory contracts; established a specific format in which certain requested information is provided to the Board; and determine the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The result is a process (the “Contract Review Process”) employed by the Board and its Independent Trustees to review and analyze information in connection with the annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as the review and approval of new advisory and sub-advisory relationships.

Since the Contract Review Process was first implemented, the Board’s membership has changed through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, the Independent Trustees have reviewed and refined the renewal and approval process at least annually in order to request additional or revised information from Management or other sources and address certain unique characteristics related to new or existing ING Funds.

The Board has established (among other committees) two Investment Review Committees (each, an “IRC”), which meet independently and, at times, jointly, and a Contracts Committee. Among other matters, the Contracts Committee provides oversight with respect to the Contract Review Process, and the Fund is assigned to an IRC which provides oversight regarding, among other matters, the investment performance of the Adviser and Sub-Adviser, as well as the oversight by the Adviser of the performance of the Sub-Adviser. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged or unusually exceeded the Fund’s relevant benchmark, Lipper, Inc. (“Lipper”), Morningstar, Inc. (“Morningstar”) and/or selected peer group of investment companies (“Selected Peer Groups”).

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the Contract Review Process has been codified in the ING Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts. The Independent Trustees review and update the 15(c) Methodology Guide annually.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Fund’s Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Fund complex. In addition, the Contracts Committee routinely employs the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and Selected Peer Groups to be used by the Funds for certain comparison purposes during the renewal process. As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s IRCs review benchmarks used to assess the performance of funds in the ING Fund complex.

The Board employed its process for reviewing contracts when considering the renewals of the Fund’s Advisory and Sub-Advisory Contracts that would be effective through November 30, 2013. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent, and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2013, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by the Independent Trustees and provided to the Board, K&L Gates, and/or independent consultants that assist the Independent Trustees prior to the November 29, 2012 Board meeting included, among other information, the following items for the Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its Selected Peer Group, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) reports providing risk and attribution analyses of the Fund; (3) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and Selected Peer Group were selected and how profitability was determined; (4) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Independent Trustees; (5) copies of the forms of Advisory and Sub-Advisory Contracts; (6) copies of the Forms ADV for each Adviser and Sub-Adviser; (7) financial statements for each Adviser and Sub-Adviser; (8) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its Selected Peer Group and/or designated benchmark(s); (9) independent analyses of Fund performance by the Trusts’ Chief Investment Risk Officer; (10) information regarding net asset flows into and out of the Fund; and (11) other information relevant to the Board’s evaluations.

The Board also noted that ING Groep N.V. (“ING Groep”) the ultimate parent company of the Adviser and ING IM, had announced plans for the separation of its U.S.-based insurance, retirement services, and investment management operations, which include the Adviser and ING IM, into an independent, standalone company. The Board further noted that this separation may result in the Adviser and ING IM’s loss of access to the services and resources of their current ultimate parent company, which could adversely affect the Adviser and ING IM’s businesses and profitability. The Board recognized that, if the separation plans are deemed to be a change of control, the investment advisory and sub-advisory agreements for the Funds would terminate and trigger the necessity for new agreements, which would require the approval of the Board and, potentially, the shareholders of the Fund. During the review process that led to the Board’s approvals on November 29, 2012, the Board also was in the process of conducting a separate and ongoing due diligence review relating to potential change in control contract approvals. The Board recognized, though, that there can be no assurance that the separation plan will be carried out. The Board considered the potential effects of the separation on the Funds, Adviser, and ING IM, including their ability prior to, during and after the separation to perform the same level of service to the Funds as the Adviser and ING IM currently provide. In this regard, the Board noted that the Adviser and ING IM did not currently anticipate that the separation would have a material adverse impact on the Funds or their operations and administration.

A specific Class of shares was used for purposes of certain comparisons between the Fund and its Selected Peer Group. The class of shares was generally selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for the Fund in its Selected Peer Group. The mutual funds included in the Fund’s Selected Peer Groups were selected based upon criteria designed to represent the Fund share class being compared to the Selected Peer Groups.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by the Adviser. The Board recognized that the Adviser is responsible for monitoring the investment program and performance of the Sub-Adviser under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Adviser has developed to provide ongoing oversight of the nature, extent and quality of the services each Sub-Adviser provides to the Fund and the Sub-Adviser’s compliance with applicable laws and regulations. The Board noted that to assist in the selection and monitoring of each Sub-Adviser, the Adviser has developed an oversight process formulated by its Manager Research & Selection Group (“MRSG”), which analyzes both qualitative (such as in-person meetings and telephonic meetings with each Sub-Adviser and research on sub-advisers) and quantitative information (such as performance data, portfolio data and attribution analysis) about the Sub-Adviser and the Fund that it manages. The Board recognized that the MRSG also typically provides in-person reports to the IRCs at their meetings prior to any Sub-Adviser presentations. In addition, the Board noted that the MRSG prepares periodic due diligence reports regarding the Sub-Adviser based on on-site visits and information and analysis which, team members use to attempt to gain and maintain an in-depth understanding of each Sub-Adviser’s investment process and to try to identify issues that may be relevant to the Sub-Adviser’s services to the Fund and/or its performance. The Board also noted that the MRSG provides written reports on these due diligence analyses to the pertinent IRC. The Board noted the resources that the Adviser and Management has committed to its services as a manager-of-managers, including resources for reporting to the Board and the IRCs to assist them with their assessment of the investment performance of the Fund on an on-going basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs and the Board to analyze the key factors underlying investment performance for the funds in the ING Fund complex.

The Board also considered the techniques that the Adviser has developed to screen and perform due diligence on new sub-advisers if and when the Adviser recommends to the Board a new sub-adviser to manage a fund in the ING Fund complex. The Board noted that, for new non-ING-affiliated sub-advisers, the MSRG is responsible for: identifying qualified candidates; analyzing their investment process, personnel and resources; conducting due diligence on the candidates; and selecting the firm to propose as a new sub-adviser, as well as preparing written materials and reports to the committees and the Board as part of the process of approving any new sub-adviser for a fund.

The Board also considered that in the course of monitoring performance of the Sub-Adviser, the MRSG has developed, based on guidance from the IRCs, a methodology for comparing performance of each Fund to a Selected Peer Group. The Board also recognized that the MRSG provides the IRCs with regular updates on the Fund and alerts the IRCs to potential issues as they arise. The Board also noted that the Adviser regularly monitors performance, personnel, compliance and a myriad of other issues that may arise on a day-to-day basis with regards to the Sub-Adviser and noted that, if issues are identified either through formal or informal processes, they are brought before the IRCs and the Board for consideration and action and the Adviser consistently makes its resources available to the Board and the IRCs to assist with addressing any issues that arise.

The Board noted that the Fund also benefits from the services of the Adviser’s Investment Risk Management Department (the “IRMD”), under the leadership of the Chief Investment Risk Officer, the costs of which are shared by the Fund and the Adviser. The Board noted that the IRMD regularly presents written materials and reports to the IRCs that focus on the investment risks of the Fund. The Board also noted that the IRMD provides the IRCs with analyses that are developed to assist the IRCs in identifying trends in Fund performance and other areas over consecutive periods. The Board noted that the services provided by the IRMD are meant to provide an additional perspective for the benefit of the IRCs, which may vary from the perspective of the MRSG.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Fund’s performance.

In considering the Fund’s Advisory Contracts, the Board also considered the extent of benefits provided to the Fund’s shareholders, beyond advisory services, from being part of the ING family of funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s ongoing efforts to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Fund complex more balanced and efficient by the launch of new investment products and the combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trusts’ Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Fund (and other relevant funds in the ING Fund complex) by the Adviser and Sub-Adviser, and whether those resources are commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the Adviser and the Sub-Adviser.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and each Sub-Adviser are appropriate in light of the Fund’s operations, the competitive landscape of the investment company business, and investor needs, and that the nature, extent and quality of the overall services provided by the Adviser and the Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment returns of the Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Fund included its investment performance compared to the Fund’s Morningstar category median Lipper category median, and/or primary benchmark. The FACT sheet performance data was as of June 30, 2012. In addition, the Board also considered at its November 29, 2012 meeting certain additional data regarding performance and Fund asset levels as of September 30 and October 31, 2012.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board considered whether economies of scale likely will be realized by the Adviser and Sub-Adviser as the Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that will result in a lower advisory fee rate when the Fund achieves sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. The Board also considered the extent to which economies of scale could be realized through such fee waivers, expense reimbursements or other expense reductions. In evaluating fee breakpoint arrangements and economies of scale, the Independent Trustees also considered prior periodic management reports, industry information on this topic and the Fund’s investment.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and Sub-Adviser to other clients, including other registered investment companies and relevant institutional accounts. When fee rates offered to other clients differed materially from those charged to the Fund, the Board considered any underlying rationale provided by the Adviser or the Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Fund and other institutional clients of the Adviser or Sub-Adviser (including other investment companies) may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies, such as the Fund, as compared to non-registered investment company clients; market differences in fee rates that existed when the Fund first was organized; differences in the original sponsors of the Fund that now are managed by the Adviser; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to each Sub-Adviser for sub-advisory services for the Fund, including the portion of the contractual advisory fees that are paid to each Sub-Adviser, as compared to the portion retained by the Adviser. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Fund.

The Board considered: (1) the fee structure of the Fund as it relates to the services provided under the contracts; and (2) the potential fall-out benefits to the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. For the Fund, the Board separately determined that the fees payable to the Adviser and the fees payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser and Sub-Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to each Sub-Adviser. In addition, the Board considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

Although the 15(c) Methodology Guide establishes certain standards for profit calculation, the Board recognized that profitability analysis on a client-by-client basis is not an exact science and there is no uniform methodology within the asset management industry for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Fund’s operations may not be fully reflected in the expenses allocated to the Fund in determining profitability, and that the information presented may not portray all of the costs borne by the Adviser and Management or capture their entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment. In addition, the Board recognized that the use of different methodologies for purposes of calculating profit data can give rise to dramatically different profit and loss results.

In making its determinations, the Board based its conclusions as to the reasonableness of the advisory and sub-advisory fee rates of the Adviser and Sub-Adviser primarily on the factors noted above and factors specific to the Fund. At the request of the Board, the Adviser has from time to time agreed to implement remedial actions regarding certain ING Funds. These remedial actions have included, among others: reductions in effective fee rates through expense limitation or fee waiver arrangements or through contractual fee rate revisions, such as the addition of fee schedule breakpoints at higher asset levels; changes in Sub-Adviser or portfolio managers; and strategy modifications.

APPENDIX Q: SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund’s outstanding shares as of March 28, 2013:

ING International Value Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
UBS Financial Service Inc. Jersey City, NJ 07310-2055	11.0% Class A; 11.1% Class C; Beneficial	6.7%	6.3%
Pershing LLC Jersey City, NJ 07399-0001	5.4% Class A; 5.4% Class C; Beneficial	3.3%	3.8%
MLPF&S For the Sole Benefit of the Customers Jacksonville, FL 32246-6484	18.1% Class A; 11.1% Class B; 24.5% Class C; 5.7% Class I; Beneficial	14.6%	15.8%
First Clearing, LLC Saint Louis, MO 63103	9.8% Class A; 23.1% Class B; 12.4% Class C; 6.5% Class I; Beneficial	9.1%	9.2%
Morgan Stanley Smith Barney Jersey City, NJ 07311	12.3% Class A; 20.8% Class B; 22.7% Class C; Beneficial	9.8%	9.8%
Raymond James Omnibus For Mutual Funds St Petersburg, FL 33716	6.7% Class C; Beneficial	1.5%	0.2%
National Financial Services LLC For Excl Benefit of Our Customers Jersey City, NJ 07310	6.4% Class A; Beneficial	2.4%	2.5%
RBC Capital Markets LLC Minneapolis, MN 55402-4400	12.8% Class B; 9.7% Class W; Beneficial	0.0%	0.0%
ING Diversified International Scottsdale, AZ 85258-2034	8.1% Class I; Beneficial	3.2%	2.8%
ING National Trust Windsor, CT 06095-4773	19.7% Class I; Beneficial	7.8%	7.2%
Bank of America NA TTEE Houston, TX 77002-2700	53.4% Class I; Beneficial	21.0%	18.5%
National Financial Services LLC FBO Our Customers Jersey City, NJ 07310	77.4% Class W; Beneficial	0.0%	0.2%
Frederick J Dailey Houston, TX 77079-6408	12.9% Class W; Beneficial	0.0%	0.0%

ING International Value Equity Fund

Name and Address of Shareholder	Percent of Class of Shares and Type of Ownership	Percentage of Fund	Percentage of Combined Fund After the Reorganization*
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	8.9% Class A; 5.2% Class B; 8.4% Class C; 23.4% Class W; Beneficial	7.8%	3.8%
UBS Financial Services Inc. Jersey City, NJ 0710-2055	3.7% Class A; Beneficial	8.1%	6.3%
First Clearing LLC Saint Louis, MO 63103	6.8% Class A; 21.3% Class B; 10.5% Class C; 16.3 Class I; Beneficial	9.5%	9.2%
Raymond James St Petersburg, FL 33716	5.5% Class C; Beneficial	1.8%	0.2%
MLPF & S For The Sole Benefit of The Customers Jacksonville, FL 32246-6484	19.2% Class A; 9.7% Class B; 35.3% Class C; 24.5% Class I; Beneficial	24.3%	15.8%
Morgan Stanley Smith Barney Jersey City, NJ 07311	7.1% Class A; 9.5% Class B; 12.9% Class C; Beneficial	9.6%	9.8%
National Financial Services LLC For Excl Benefit of Our Customers Hersey City, NJ 07310	5.9% Class A; 6.7% Class B; Beneficial	2.8%	2.5%
ING National Trust Windsor, CT 06095-4773	20.5% Class I; Beneficial	3.3%	7.2%
National Financial Services LLC FBO Our Customers Jersey City, NJ 07310	40.9% Class W; Beneficial	1.8%	0.2%
Charles Schwab & Co. Inc San Francisco, CA 94104-4151	5.7% Class A; Beneficial	2.6%	0.3%
Reliance Trust Company Customer Atlanta, GA 30362-1529	18.8% Class I; Beneficial	3.1%	0.4%
Charles Schwab & Co. Inc Special Custody Acct FBO Customers San Francisco, CA 94104-4122	8.0% Class W; Beneficial	0.4%	0.0%
LPL Financial San Diego, CA 92121	17.9% Class W; Beneficial	0.8%	0.1%

*              On a pro forma basis, assuming that the value of the shareholder’s interest in the Fund on the date of consummation of the Reorganization is the same as on March 28, 2013.

APPENDIX R: FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The following table shows fees paid to KPMG for professional audit services during the ING International Value Fund’s two most recently completed fiscal years, as well as fees billed for other services rendered by KPMG to the Fund.

	Audit Fees(1) ($)		Audit-Related Fees(2) ($)		Tax Fees(3) ($)		All Other Fees(4) ($)
Fund	2012	2011	2012	2011	2012	2011	2012	2011
ING International Value Fund	22,707.87	37,317.82	2,400.00	2,400.00	9,457.44	7,414.11	0	0

(1)         Audit fees consist of fees billed for professional services rendered for the audit of the Funds’ year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings.

(2)         Audit-related fees consist principally of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ consolidated financial statements and are not reported under “Audit Fees.” These services include attestation services that are not required by statute or regulations and consultations concerning financial accounting and reporting standards.

(3)         Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

(4)         All other fees would include fees for products and services other than the services reported above, including those related to the review and issuance of consents on various SEC filings.

PART B

ING Mayflower Trust

Statement of Additional Information

May 17, 2013

Acquisition of the Assets and Liabilities of: ING International Value Fund (A Series of ING Mayflower Trust) 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

By and in Exchange for Shares of:

ING International Value Equity Fund

(formerly, ING Global Value Choice Fund)

(A Series of ING Mutual Funds)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

This Statement of Additional Information (“SAI”) of ING Mayflower Trust is available to the shareholders of ING International Value Fund (“International Value Fund”), a series of ING Mayflower Trust, in connection with a proposed transaction whereby all of the assets and liabilities of the International Value Fund will be transferred to ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Value Equity Fund,” together with the International Value Fund, the “Funds,” each a “Fund”), a series of ING Mutual Funds, in exchange for shares of the International Value Fund.

This SAI consists of: (i) this cover page; (ii) the Portfolio Managers’ Report for the International Value Equity Fund; (iii) the accompanying pro forma financial statements; and (iv) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1.              The SAI for the International Equity Fund dated February 28, 2013, as filed on February 27, 2013 (File No: 811-07428), and the SAI for the International Value Fund, dated February 28, 2013, as filed on February 27, 2003 (File No: 811-07978).

2.              The Financial Statements of the International Equity Fund included in the Annual Report dated October 31, 2012, as filed on January 7, 2013 and the Semi-Annual Report dated April 30, 2012, as filed on July 3, 2012 (File No: 811-07428), and the Financial Statements of the International Value Fund included in the Annual Report dated October 31, 2012, as filed on January 7, 2013 and the Semi-Annual Report dated April 30, 2012, as filed on July 3, 2012 (File No: 811-07978).

This SAI is not a prospectus. A Proxy Statement/Prospectus dated May 17, 2013, relating to the Reorganization of the International Value Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034 or calling 1-800-922-0180. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

1

ING INTERNATIONAL VALUE EQUITY FUND (FORMERLY, ING GLOBAL VALUE CHOICE FUND)

Set forth below is an excerpt from the annual report of ING International Value Equity Fund (formerly, ING Global Value Choice Fund) (“International Equity Fund”) dated October 31, 2012.

* * * *

Market Perspective: Year Ended October 31, 2012.

In the first half of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends gained an impressive 8.71%, including the best first quarter rally since 1998. But in the two months from early April, the index slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. From there the recovery was just as dramatic, not because the data suddenly improved: far from it. It was because central banks, by their actions, made risky assets much more attractive. For the whole fiscal year the Index gained 11.10%. (The MSCI World IndexSM returned 9.45% for the one year ended October 31, 2012, measured in U.S. dollars.)

Much of the first half’s upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast, the three-month average of 245,000 new jobs reported in March slumped to only 94,000 jobs in September. The October report was contradictory, with employers reporting a mediocre 114,000 new jobs created, but 86,000 added to prior months’ estimates. The unemployment rate fell to 7.8% on the basis of an 873,000 increase in the numbers employed, but temporary jobs accounted for two thirds of the increase.

By October, other economic data, from average hourly earnings growth to manufacturing activity and industrial production to gross domestic product (“GDP”) growth were mostly unconvincing. There was some relief in the housing market, however. The final S&P/Case-Shiller 20-City Composite Home Price Index rose for the third month year-over-year.

Also clearly slowing was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the dearth of good news, the MSCI World IndexSM ended October over 12% above the low point reached in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

Disillusionment with the European Central Bank’s (“ECB”) Longer Term Refinancing Operations quickly set in, amid a growing backlash against fiscal austerity. In June, a recapitalization bailout for Spain’s shaky banks worth up to €100 billion was tortuously agreed. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, ECB President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” In September, Draghi announced that through “Outright Monetary Transactions”, under certain conditions, the ECB would buy without limitation the 1-3 year bonds on the secondary market of a country in difficulties. German Chancellor Merkel crucially expressed support.

Also in September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing that was different from the first two: it was open-ended and data specific. An additional $40 billion of agency mortgage-backed securities would be purchased monthly until and even after the labor market improved “substantially”. Exceptionally low policy interest rates would extend to at least mid-2015.

So the period ended with central bankers sounding increasingly determined to put a floor under the euro and the prices of risky assets. With little else attractive to invest in, this was enough to give those prices a boost.

In U.S. fixed-income markets, the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment-grade bonds rose 5.25% in the one year ended October 31, 2012. While the Barclays Capital U.S. Treasury Index, a sub-index of the BCAB index, underperformed slightly with a return of 3.66%, long-dated Treasuries returned a remarkable 10.40%, just ahead of another sub-index, the Barclays Capital U.S. Investment Grade Corporate Bond Index which rose 10.21%. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained an equity-like 13.58%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 15.21% in the one year ended October 31, 2012. By sector, telecommunications led the way with a return of 26.22%, followed by healthcare with a return of 22.12%. No sector incurred a loss, but energy and materials (respectively 6.51% and 7.41%) suffered from the weakening outlook for global growth. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, but analysts forecast slippage in the third.

In currency markets, the ongoing euro zone crisis drove the dollar up 6.93% against the euro over the fiscal year. But the dollar slipped 0.26% against the pound, reflecting its own “safe haven” status as a sovereign currency with liquid U.K. government bond markets. The dollar gained 2.05% to the yen, which had been trading near post-war high levels as the year started and fell as the Bank of Japan repeatedly threatened intervention.

In international markets, the MSCI Japan® Index did not participate in the rally, ending the fiscal year down 0.86%, having been ahead nearly 15% in March. The market fell harder than others in April and May as investors fretted about the effect of the euro zone crisis and the slowdown in China on Japan’s export focused economy. The MSCI Europe ex UK® Index added 12.29% for the

2

one year ended October 31, 2012, due to central bank initiatives as the economic news was unremittingly bad, including falling GDP and record unemployment at 11.6%. The MSCI UK® Index rose by less: 8.61%. The market was weighed down by its near one third exposure to energy and materials stocks, sectors which suffered negative returns as concern about global growth intensified.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

Portfolio Managers’ Report

ING Global Value Choice Fund (“Global Value Choice” or the “Fund”) seeks long-term capital appreciation. The Fund is managed by Emily Alejos and Andrew Thelen, Portfolio Managers of Tradewinds Global Investors, LLC (“Tradewinds”) — the Sub-Adviser.(1)

Performance: For the year ended October 31, 2012, the Fund’s Class A shares, excluding sales charges, provided a total return of (7.71)% compared to the MSCI All Country World IndexSM (“MSCI ACWI”) which returned 8.55% for the same period.

Portfolio Specifics: The Fund had negative absolute returns during the twelve-month period ending October 31, 2012, and underperformed its benchmark, the MSCI ACWI. In both relative and absolute terms, the Fund experienced a significant amount of its negative performance in March, April and May 2012 — although the Fund generated positive performance and outperformed versus its benchmark in the last three months of the period.

Because of the wide-spread investor focus on top-down information, stock movements were not always dictated by individual company operational performance, and created a challenge for our fundamentals-oriented, differentiated portfolio. It appears that uncertain investors were finding companies with current cash flow and earnings growth worth purchasing even at a premium, while discounting companies without such characteristics. Notwithstanding the period’s performance, though, we remain committed to the same value philosophy and research-centric process — we buy companies when they are trading at what we believe to be a significant discount to intrinsic value.

This approach was out of favor over the reporting period, and was particularly reflected in the Fund’s materials, utilities, and energy sectors. Russian power generating and power production company RusHydro OJSC detracted most from the Fund during the period. We find depressed valuations and performance reflect excessive concerns about Russia’s political landscape. We believe the concerns don’t account for the value of the company’s assets and their existing earnings potential. Russia has a mostly deregulated power market in which expensive thermal generation sets the marginal price. Being a low cost provider, we believe RusHydro is well-placed to benefit from increasing power prices and capacity growth.

We believe current growth-oriented sentiments seem to be overdone, and towards the end of the period saw progress toward stabilization of the portfolio’s performance. The information technology sector was the second largest relative contributor in the portfolio over the quarter, led by hard disk drive manufacturer Western Digital Corporation, the Fund’s top individual contributor to performance. We believe Western Digital has been able to build a stable position within the oligopoly of global hard disk companies, allowing for share buy-backs and the initiation of a dividend.

Current Strategy and Outlook: Though we are pleased that the Fund’s performance improved towards the end of the reporting period, we are not complacent, and we remain focused on attempting to add long-term value. We’re actively buying on any pricing weakness in our high-conviction selections, and we’re constantly reviewing our holdings to determine if any developments justify a

(1)           On September 6, 2012, the Fund’s Board of Trustees approved a change with respect to the Fund’s sub-adviser, name and principal investment strategies. The Fund was renamed ING International Value Equity Fund, its principal investment strategies were changed, and it is now sub-advised by ING Investment Management Co. LLC.

3

re-evaluation of our theses. While a period such as this can be quite trying, our bottom-up, company-specific analysis leads us to believe the Fund currently offers opportunity.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Geographic Diversification
as of October 31, 2012
(as a percentage of net assets)

United States	28.5%
Canada	13.5%
Japan	11.6%
France	9.9%
Russia	4.6%
South Korea	4.0%
United Kingdom	4.0%
South Africa	3.7%
Brazil	3.6%
Countries between 0.0%–3.4%ˆ	13.1%
Assets in Excess of Other Liabilities*	3.5%
Net Assets	100.0%

* Includes short-term investments.

ˆ Includes 12 countries, which each represents 0.0%–3.4% of net assets.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of October 31, 2012*
(as a percentage of net assets)

Electricite de France SA	4.0%
Barrick Gold Corp.	3.4%
Cameco Corp.	3.2%
Polyus Gold International Ltd.	2.2%
Federal Hydrogenerating Co. JSC ADR	2.1%
Southwest Airlines Co.	2.1%
American International Group, Inc.	2.0%
Gazprom OAO ADR	2.0%
Newcrest Mining Ltd.	2.0%
ERG S.p.A.	1.9%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

4

Average Annual Total Returns for the Periods Ended October 31, 2012

	1 Year	5 Year	10 Year	Since Inception of Class I September 6, 2006		Since Inception of Class W June 1, 2009
Including Sales Charge:
Class A(1)	(13.02)%	0.26%	8.90%	—		—
Class B(2)	(12.50)%	0.34%	8.78%	—		—
Class C(3)	(9.18)%	0.70%	8.79%	—		—
Class I	(7.54)%	1.79%	—	6.40%		—
Class W	(7.43)%	—	—	—		7.30%

Excluding Sales Charge:
Class A	(7.71)%	1.46%	9.54%	—		—
Class B	(8.35)%	0.70%	8.78%	—		—
Class C	(8.36)%	0.70%	8.79%	—		—
Class I	(7.54)%	1.79%	—	6.40%		—
Class W	(7.43)%	—	—	—		7.30%
MSCI ACWISM	8.55%	(2.95)%	7.77%	1.89	%(4)	11.16%

(1)                                 Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)                                 Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3)                                 Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)                                 Since inception performance for index is shown from September 1, 2006.

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Value Choice Fund against the index indicated. The index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in the index. The Fund’s performance is shown both with and without the imposition of sales charges.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

5

It is important to note that the Fund has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund Holdings are subject to change daily.

6

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of the International Value Fund will be transferred to the International Value Equity Fund, in exchange for shares of the International Value Equity Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of October 31, 2012. The first table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2012 (Unaudited)

	ING International Value Fund	ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	Pro Forma Adjustments		ING International Value Equity Fund (formerly, ING Global Value Choice Fund) Pro Forma Combined
ASSETS:
Investments in securities at value +*	$474,776,654	$171,237,728	$—		$646,014,382
Short-term investments at value**	7,624,498	15,326,588	—		22,951,086
Total Investments at fair value	$482,401,152	$186,564,316	$—		$668,965,468
Cash	356,238	—	(305,746	)(A)	50,492
Receivables:
Investment securities sold	2,234,440	1,245,523	—		3,479,963
Fund shares sold	122,267	38,062	—		160,329
Dividends	2,397,305	345,713	—		2,743,018
Foreign tax reclaims	2,204,197	—	—		2,204,197
Prepaid expenses	23,135	21,961	—		45,096
Reimbursement due from manager	—	—	256,500	(B)	256,500
Total assets	489,738,734	188,215,575	(49,246)		677,905,063

LIABILITIES:
Payable for investment securities purchased	2,150,223	1,092,945	—		3,243,168
Payable for fund shares redeemed	2,895,579	819,893	—		3,715,472
Payable upon receipt for securities loaned	700,066	8,310,696	—		9,010,762
Payable for investment management fees	422,608	166,893	—		589,501
Payable to administrative fees	41,530	15,740	—		57,270
Payable for shareholder service and distribution fees	135,410	67,634	—		203,044
Payable to custodian due to foreign currency overdraft***	305,746	—	(305,746	)(A)	—
Payable for trustee fees	2,817	1,827	—		4,644
Other accrued expenses and liabilities	501,202	158,291	256,500	(B)	915,993
Total liabilities	7,155,181	10,633,919	(49,246)		17,739,854
NET ASSETS	$482,583,553	$177,581,656	$—		660,165,209

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,470,980,819	$239,120,939	$—		$1,710,101,758
Distributions in excess of net investment income	11,361,011	678,384	—		12,039,395
Accumulated net realized loss	(965,218,112)	(37,756,854)	374	(A)	(1,002,974,592)
Net unrealized depreciation	(34,540,165)	(24,460,813)	(374	)(A)	(59,001,352)
NET ASSETS	$482,583,553	$177,581,656	$—		$660,165,209

+ Including securities loaned at value	$650,310	$7,969,306	$—		$8,619,616
* Cost of investments in securities	$509,403,588	$195,687,701	$—		$705,091,289
** Cost of short-term investments	$7,624,498	$15,326,588	$—		$22,951,086
***Cost of foreign currency overdraft	$306,120	$—	$(306,120	)(A)	$—

Class A
Net Assets	$185,195,129	$82,688,287	$—		$267,883,416
Shares authorized	unlimited	unlimited			unlimited
Par value	$—	$—			$—
Shares outstanding	17,798,578	3,126,883	(10,799,707	)(C)	10,125,754
Net asset value and redemption price per share	$10.41	$26.44			$26.44
Maximum offering price per share (5.75%) (1)	$11.05	$28.05			$28.05

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STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2012 (Unaudited)

	ING International Value Fund	ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	Pro Forma Adjustments		ING International Value Equity Fund (formerly, ING Global Value Choice Fund) Pro Forma Combined
Class B
Net Assets	$634,539	$3,256,483	$—		$3,891,022
Shares authorized	unlimited	unlimited			Unlimited
Par value	$—	$—			$—
Shares outstanding	60,537	114,561	(38,235	)(C)	136,863
Net asset value and redemption price per share †	$10.48	$28.43			$28.43

Class C
Net Assets	$101,301,106	$52,627,761	$—		$153,928,867
Shares authorized	unlimited	unlimited			unlimited
Par value	$—	$—			$—
Shares outstanding	10,061,933	2,133,490	(5,958,901	)(C)	6,236,522
Net asset value and redemption price per share †	$10.07	$24.67			$24.67

Class I
Net Assets	$195,303,770	$30,701,461	$—		$226,005,231
Shares authorized	unlimited	unlimited			unlimited
Par value	$—	$—			$—
Shares outstanding	18,806,872	1,150,187	(11,495,112	)(C)	8,461,947
Net asset value and redemption price per share	$10.38	$26.69			$26.69

Class W
Net assets	$149,009	$8,307,664	$—		$8,456,673
Shares authorized	unlimited	unlimited			unlimited
Par value	$—	$—			$—
Shares outstanding	14,359	311,266	(8,780	)(C)	316,845
Net asset value and redemption price per share	$10.38	$26.69			$26.69

(A)       Reflects adjustment due to pre-merger portfolio transitioning of unrealized gain on foreign currencies that are realized for pro-forma purposes.

(B)       Reflects adjustment for estimated one time merger expenses and transition costs (See Note 4 in the Notes to Unaudited Pro Forma Financial Statements).

(C)       Reflects new shares issued, net of retired shares of ING International Value Fund. (Calculation: Net Assets ÷ NAV per share)

(1)         Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $100,000 or more, the offering price is reduced.

†                 Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Unaudited Pro Forma Financial Statements

8

STATEMENTS OF OPERATIONS for the year ended October 31, 2012 (Unaudited)

	ING International Value Fund	ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	Pro Forma Adjustments		ING International Value Equity Fund (formerly, ING Global Value Choice Fund) Pro Forma Combined
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$20,686,699	$8,716,065	$—		$29,402,764
Securities lending income, net	10,172	94,594	—		104,766
Total investment income	20,696,871	8,810,659	—		29,507,530

EXPENSES:
Investment management fees	5,635,284	3,262,789	(603,816	)(A)	8,294,257
Distribution and service fees:
Class A	696,684	365,780	(116,112	)(A)	946,352
Class B	9,908	43,546	—	(A)	53,454
Class C	1,147,231	908,876	—	(A)	2,056,107
Transfer agent fees:
Class A	420,419	224,236	(64,508	)(A)	580,147
Class B	1,769	6,693	(246	)(A)	8,216
Class C	208,532	139,329	(32,664	)(A)	315,197
Class I	88,022	88,081	88,715	(A)	264,818
Class W	453	25,365	(66	)(A)	25,752
Administrative service fees	563,520	365,430	—	(A)	928,950
Shareholder reporting expense	35,300	67,950	69,484	(A)	172,734
Registration fees	82,302	113,983	93,468	(A)	289,753
Professional fees	57,277	72,390	54,354	(A)	184,021
Custody and accounting expense	243,998	339,173	279,033	(A)	862,204
Trustee fees and expenses	16,906	10,963	—	(A)	27,869
Miscellaneous expense	48,054	40,390	97,349	(A)	185,793
Interest expense	6,844	13,151	13,436	(A)	33,431
Total expenses	9,262,503	6,088,125	(121,572)		15,229,056
Net waived and reimbursed fees	(311,357)	(173,501)	66,855	(A)	(418,003)
Brokerage commission recapture	(14,780)	(125,298)	(231,507	)(A)	(371,585)
Net expenses	8,936,366	5,789,326	(286,224)		14,439,468
Net investment income	11,760,505	3,021,333	286,224		15,068,062

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(57,501,709)	(34,747,981)	—		(92,249,690)
Capital gain distributions from unaffiliated underlying funds	—	133	—		133
Foreign currency related transactions	(126,062)	(84,549)	374	(B)	(210,237)
Net realized loss	(57,627,771)	(34,832,397)	374		(92,459,794)
Net change in unrealized appreciation or depreciation on:
Investments	44,413,167	(7,523,856)	—		36,889,311
Foreign currency related transactions	(144,074)	25,343	(374	)(B)	(119,105)
Net change in unrealized appreciation or depreciation	44,269,093	(7,498,513)	(374)		36,770,206
Net realized and unrealized loss	(13,358,678)	(42,330,910)	—		(55,689,588)
Decrease in net assets resulting from operations	$(1,598,173)	$(39,309,577)	$286,224		$(40,621,526)

*Foreign taxes withheld	$2,010,263	$771,600	$—	$2,781,863

(A)       Reflects adjustment in expenses due to effects of new contractual rates.

(B )    Reflects adjustments due to pre-merger portfolio transitioning

See Accompanying Notes to Unaudited Pro Forma Financial Statements

9

PORTFOLIO OF INVESTMENTS

as of October 31, 2012 (Unaudited)

ING International Value Fund	ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	Pro-forma			ING International Value Fund	ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	Pro Forma adjustments	ING International Value Equity Fund (formerly, ING Global Value Choice Fund) Pro Forma Combined
Shares	Shares	Shares			Value	Value	Value	Value

		COMMON STOCK: 96.8%
				Australia: 1.7%
118,005	—	118,005		Australia & New Zealand Banking Group Ltd.	3,113,136	—	—	3,113,136
36,300	—	36,300		BHP Billiton Ltd.	2,567,862	—	—	2,567,862
205,144	—	205,144		Iluka Resources Ltd.	2,104,227	—	—	2,104,227
—	126,700	126,700		Newcrest Mining Ltd.	—	3,494,397	—	3,494,397
					7,785,225	3,494,397	—	11,279,622

				Belgium: 0.9%
110,129	—	110,129		Belgacom S.A.	3,219,728	—	—	3,219,728
123,359	—	123,359		KBC Groep NV	2,901,828	—	—	2,901,827
					6,121,556	—	—	6,121,555

				Brazil: 2.1%
63,592	—	63,592		Banco do Brasil S.A.	678,486	—	—	678,486
144,000	232,000	376,000		Banco Santander Brasil SA ADR	979,200	1,577,600	—	2,556,800
—	167,500	167,500	@	BrasilAgro - Companhia Brasileira de Propriedades Agricolas	—	762,844	—	762,844
196,071	417,174	613,245		Centrais Eletricas Brasileiras SA ADR	1,090,155	3,337,392	—	4,427,547
120,170	—	120,170		Petroleo Brasileiro SA ADR	2,467,090	—	—	2,467,090
—	111,100	111,100		Profarma Distribuidora de Produtos Farmaceuticos SA	—	796,443	—	796,443
55,530	—	55,530		Telefonica Brasil SA ADR	1,222,770	—	—	1,222,771
43,608	—	43,608		Tim Participacoes SA ADR	757,907	—	—	757,907
					7,195,608	6,474,279	—	13,669,888

				Canada: 5.2%
—	542,000	542,000	@	Bankers Petroleum Ltd.	—	1,541,207	—	1,541,207
74,500	150,000	224,500		Barrick Gold Corp.	3,017,250	6,075,000	—	9,092,250
—	295,250	295,250		Cameco Corp.	—	5,713,088	—	5,713,088
—	5,724,288	5,724,288	@	Eastern Platinum Ltd.	—	945,690	—	945,690
—	395,000	395,000	@	Gabriel Resources Ltd.	—	957,096	—	957,096
177,000	339,000	516,000		Kinross Gold Corp.	1,768,230	3,386,610	—	5,154,840
27,900	—	27,900		Magna International, Inc.	1,239,039	—	—	1,239,039
29,600	—	29,600		National Bank Of Canada	2,287,387	—	—	2,287,387
—	60,500	60,500		Niko Resources Ltd.	—	770,523	—	770,523

10

—	168,000	168,000	@, L	Novagold Resources, Inc.	—	823,200	—	823,200
66,100	—	66,100		Suncor Energy, Inc.	2,222,282	—	—	2,222,282
—	243,500	243,500	@, L	Turquoise Hill Resources Ltd.	—	1,921,215	—	1,921,215
—	365,000	365,000	@	Uranium Participation Corp.	—	1,816,320	—	1,816,320
					10,534,188	23,949,949	—	34,484,137

				China: 1.1%
—	12,100,000	12,100,000	@, X	China Hongxing Sports Ltd.	—	71,298	—	71,298
232,500	—	232,500		China Mobile Ltd.	2,578,831	—	—	2,578,831
754,000	—	754,000		China Overseas Land & Investment Ltd.	1,963,302	—	—	1,963,302
3,182,000	—	3,182,000		Huaneng Power International, Inc.	2,542,167	—	—	2,542,167
190,000	—	190,000	@, X	Sino-Forest Corp.	—	—	—	—
					7,084,300	71,298	—	7,155,598

				Denmark: 0.4%
173,971	—	173,971	@	Danske Bank A/S	2,721,548	—	—	2,721,548

				Egypt: 0.5%
—	460,350	460,350	@	Egyptian Financial Group-Hermes Holding	—	883,225	—	883,225
—	212,100	212,100		Oriental Weavers	—	835,908	—	835,908
—	811,283	811,283		Telecom Egypt	—	1,843,554	—	1,843,554
					—	3,562,687	—	3,562,687

				Finland: 0.4%
405,293	—	405,293		Stora Enso OYJ (Euro Denominated Security)	2,563,714	—	—	2,563,714

				France: 10.1%
13,083	—	13,083		Air Liquide	1,544,467	—	—	1,544,467
—	99,500	99,500	@, L	Areva SA	—	1,748,261	—	1,748,261
264,457	—	264,457		AXA S.A.	4,215,082	—	—	4,215,082
65,605	—	65,605		BNP Paribas	3,309,425	—	—	3,309,425
156,569	115,700	272,269		Carrefour S.A.	3,781,222	2,794,215	—	6,575,437
—	333,000	333,000		Electricite de France SA	—	7,046,643	—	7,046,643
277,335	—	277,335		France Telecom S.A.	3,099,900	—	—	3,099,899
178,780	—	178,780		Gaz de France	4,103,401	—	—	4,103,401
—	62,200	62,200		Ipsen SA	—	1,604,339	—	1,604,339
332,128	—	332,128		Natixis	1,090,067	—	—	1,090,067
55,118	—	55,118		Renault S.A.	2,471,420	—	—	2,471,420
133,041	—	133,041		Sanofi-Aventis	11,684,589	—	—	11,684,589
43,100	—	43,100		Schneider Electric S.A.	2,698,675	—	—	2,698,675
81,018	—	81,018	@	Societe Generale	2,583,823	—	—	2,583,823
12,284	—	12,284		Technip S.A.	1,385,516	—	—	1,385,516

11

—	74,400	74,400		Thales S.A.	—	2,618,951	—	2,618,951
140,670	—	140,670		Total S.A.	7,085,540	—	—	7,085,540
—	83,100	83,100		Vivendi	—	1,702,827	—	1,702,827
					49,053,127	17,515,236	—	66,568,362

				Germany: 4.5%
28,659	—	28,659		BASF AG	2,377,263	—	—	2,377,263
24,843		24,843		Bayer AG	2,166,126	—	—	2,166,126
32,206		32,206		Bayerische Motoren Werke AG	2,574,726	—	—	2,574,726
8,470		8,470		DaimlerChrysler AG	396,774	—	—	396,774
28,500		28,500		Deutsche Bank AG	1,298,199	—	—	1,298,199
163,359		163,359		Deutsche Post AG	3,238,736	—	—	3,238,736
350,941		350,941		Deutsche Telekom AG	4,003,689	—	—	4,003,690
112,085		112,085		E.ON AG	2,551,612	—	—	2,551,612
33,725		33,725		SAP AG	2,459,316	—	—	2,459,316
84,331		84,331		Siemens AG	8,497,058	—	—	8,497,058
					29,563,499	—	—	29,563,500

				Greece: 0.1%
—	130,000	130,000		OPAP S.A.	—	830,912	—	830,912

				Hong Kong: 1.6%
494,000	—	494,000		AIA Group Ltd.	1,948,073	—	—	1,948,073
6,582,000	—	6,582,000	@, X	Chaoda Modern Agriculture Holdings Ltd.	151,386	—	—	151,386
510,000	—	510,000	L	Esprit Holdings Ltd.	659,446	—	—	659,446
—	97,000	97,000		Guoco Group Ltd.	—	893,499	—	893,499
281,500	—	281,500		Power Assets Holdings Ltd.	2,392,059	—	—	2,392,059
—	918,500	918,500	@	United Laboratories International Holdings Ltd.	—	488,717	—	488,717
397,000	—	397,000		Wharf Holdings Ltd.	2,706,866	—	—	2,706,866
463,500	—	463,500		Yue Yuen Industrial Holdings	1,595,335	—	—	1,595,335
					9,453,165	1,382,216	—	10,835,381

				Hungary: 0.2%
—	10,900	10,900		Egis PLC	—	877,198	—	877,198

				Indonesia: 0.1%
—	4,864,000	4,864,000		Medco Energi Internasional Tbk PT	—	797,126	—	797,126

				Israel: 0.6%
186,078	—	186,078		Israel Chemicals Ltd.	2,327,952	—	—	2,327,952
—	38,600	38,600		Teva Pharmaceutical Industries Ltd.	—	1,560,212	—	1,560,212
					2,327,952	1,560,212	—	3,888,164

12

				Italy: 4.1%
651,064	—	651,064		Enel S.p.A.	2,451,730	—	—	2,451,730
352,667	—	352,667		ENI S.p.A.	8,115,149	—	—	8,115,149
—	476,500	476,500		ERG S.p.A.	—	3,459,339	—	3,459,339
258,225	—	258,225		Fiat Industrial SpA	2,798,882	—	—	2,798,882
—	187,800	187,800	@	Finmeccanica S.p.A.	—	931,375	—	931,375
1,939,890	—	1,939,890		Intesa Sanpaolo S.p.A.	3,124,942	—	—	3,124,942
123,300	—	123,300		Intesa Sanpaolo SpA	163,131	—	—	163,131
2,799,503	—	2,799,503		Telecom Italia S.p.A.	2,582,849	—	—	2,582,849
4,538,016	2,157,000	4,538,016		Telecom Italia S.p.A. RNC	3,633,871	1,727,244	—	3,633,871
					22,870,554	6,117,958	—	27,261,268

				Japan: 18.9%
48,500	—	48,500		Astellas Pharma, Inc.	2,412,273	—	—	2,412,273
49,600	—	49,600		Bridgestone Corp.	1,158,607	—	—	1,158,607
100,500	—	100,500		Canon, Inc.	3,266,217	—	—	3,266,218
—	82,000	82,000		Chugoku Marine Paints Ltd.	—	404,826	—	404,826
379,600	—	379,600		Dai Nippon Printing Co., Ltd.	2,689,865	—	—	2,689,865
127,036	—	127,036		Daiichi Sankyo Co., Ltd.	1,944,420	—	—	1,944,420
596,800	—	596,800	#, @	Dynam Japan Holdings Co. Ltd.	1,054,982	—	—	1,054,982
—	37,100	37,100		East Japan Railway Co.	—	2,546,423	—	2,546,423
242,300	—	242,300		Fuji Photo Film Co., Ltd.	4,090,116	—	—	4,090,116
—	116,500	116,500		Futaba Corp.	—	1,375,301	—	1,375,301
241,000	—	241,000		Hachijuni Bank Ltd.	1,244,959	—	—	1,244,959
734,888	—	734,888		Hitachi Ltd.	3,897,239	—	—	3,897,239
124,400	—	124,400		Honda Motor Co., Ltd.	3,739,868	—	—	3,739,868
133,800	—	133,800		Hoya Corp.	2,709,788	—	—	2,709,788
285	—	285		Inpex Holdings, Inc.	1,623,607	—	—	1,623,607
—	486,000	486,000		Japan Steel Works Ltd.	—	2,880,919	—	2,880,919
170,100	—	170,100		Japan Tobacco, Inc.	4,703,650	—	—	4,703,650
93,000	—	93,000		JGC Corp.	3,199,705	—	—	3,199,705
—	171,000	171,000		Kamigumi Co., Ltd.	—	1,379,118	—	1,379,118
50,300	—	50,300		Kao Corp.	1,413,006	—	—	1,413,006
95,200	—	95,200		Komatsu Ltd.	1,994,882	—	—	1,994,882
—	51,200	51,200		Kurita Water Industries Ltd.	—	1,162,313	—	1,162,313
72,400	—	72,400		Mabuchi Motor Co., Ltd.	3,068,082	—	—	3,068,082
49,500	—	49,500		Makita Corp.	1,959,745	—	—	1,959,745
391,500	—	391,500		Mitsubishi UFJ Financial Group, Inc.	1,771,134	—	—	1,771,134
—	133,000	133,000		Mitsui & Co., Ltd.	—	1,874,664	—	1,874,665
158,800	110,700	269,500		Mitsui Sumitomo Insurance Group Holdings, Inc.	2,693,057	1,877,339	—	4,570,396

13

14,200	—	14,200		Nintendo Co., Ltd.	1,833,215	—	—	1,833,215
87,700	74,400	87,700		Nippon Telegraph & Telephone Corp.	4,010,357	3,402,173	—	4,010,357
343,900	—	343,900		Nissan Motor Co., Ltd.	2,876,160	—	—	2,876,160
83,000	—	83,000		NKSJ Holdings, Inc.	1,513,052	—	—	1,513,052
2,024	—	2,024		NTT DoCoMo, Inc.	2,932,831	—	—	2,932,831
160,600	—	160,600		Omron Corp.	3,201,767	—	—	3,201,767
31,600	—	31,600		Ono Pharmaceutical Co., Ltd.	1,907,980	—	—	1,907,980
—	77,000	77,000		Organo Corp.	—	454,778	—	454,778
26,460	—	26,460		ORIX Corp.	2,717,706	—	—	2,717,706
43,500	—	43,500		Rohm Co., Ltd.	1,404,888	—	—	1,404,888
36,900	—	36,900		Sankyo Co., Ltd.	1,671,803	—	—	1,671,803
—	128,300	128,300		Sanshin Electronics Co., Ltd.	—	963,976	—	963,976
45,600	—	45,600		Secom Co., Ltd.	2,322,595	—	—	2,322,595
44,500	—	44,500		Sega Sammy Holdings, Inc.	838,755	—	—	838,755
188,200	—	188,200		Seven & I Holdings Co., Ltd.	5,803,978	—	—	5,803,978
147,200	—	147,200		Shiseido Co., Ltd.	1,862,859	—	—	1,862,859
83,000	—	83,000		Sony Corp.	982,753	—	—	982,753
191,500	—	191,500		Sumitomo Mitsui Financial Group, Inc.	5,851,666	—	—	5,851,666
705,590	724,550	1,430,140		Sumitomo Mitsui Trust Holdings, Inc.	2,141,326	2,198,866	—	4,340,192
12,400	—	12,400		Taisho Pharmaceutical Holdings Co. Ltd.	1,001,434	—	—	1,001,434
31,200	—	31,200		TDK Corp.	1,173,243	—	—	1,173,243
229,600	—	229,600		Tokio Marine Holdings, Inc.	6,077,542	—	—	6,077,542
60,900	—	60,900		Tokyo Electron Ltd.	2,742,349	—	—	2,742,349
59,100	—	59,100		Toyota Motor Corp.	2,278,728	—	—	2,278,728
					107,782,189	20,520,696	—	124,900,714

				Lebanon: 0.1%
—	69,360	69,360	#	Solidere	—	867,000	—	867,000

				Mexico: 0.5%
85,900	—	85,900		America Movil SAB de CV	2,172,411	—	—	2,172,411
133,244	—	133,244	@	Cemex SAB de CV	1,204,526	—	—	1,204,526
					3,376,937	—	—	3,376,937

				Netherlands: 5.6%
503,627	—	503,627		Aegon NV	2,816,597	—	—	2,816,597
29,745	—	29,745		Akzo Nobel NV	1,618,956	—	—	1,618,956
56,949	—	56,949		European Aeronautic Defence and Space Co. NV	2,026,801	—	—	2,026,801
320,912	—	320,912		Koninklijke Ahold NV	4,086,649	—	—	4,086,649
141,615	—	141,615		Koninklijke Philips Electronics NV	3,546,878	—	—	3,546,878
237,745	—	237,745		Royal Dutch Shell PLC - Class A	8,157,746	—	—	8,157,746
100,506	—	100,506		Royal Dutch Shell PLC - Class B	3,555,169	—	—	3,555,169

14

163,715	—	163,715		Unilever NV	6,017,252	—	—	6,017,252
253,352	—	253,352		Wolters Kluwer NV	4,901,618	—	—	4,901,618
					36,727,666	—	—	36,727,666

				Norway: 0.6%
—	1,675,000	1,675,000	@	Marine Harvest	—	1,314,238	—	1,314,238
114,994	—	114,994		Statoil ASA	2,832,182	—	—	2,832,182
					2,832,182	1,314,238	—	4,146,420

				Russia: 1.6%
—	1,562,000	1,562,000		Federal Hydrogenerating Co. JSC	—	3,721,217	—	3,721,217
—	386,400	386,400		Gazprom OAO	—	3,529,764	—	3,529,764
35,900	—	35,900		Lukoil OAO	2,170,155	—	—	2,170,155
—	27,429,700	27,429,700	@	OGK-3 OJSC	—	888,884	—	888,884
					2,170,155	8,139,865	—	10,310,020

				Singapore: 1.1%
286,000	—	286,000		Oversea-Chinese Banking Corp.	2,125,657	—	—	2,125,657
940,100	—	940,100		Singapore Telecommunications Ltd.	2,476,237	—	—	2,476,237
164,500	—	164,500		United Overseas Bank Ltd.	2,453,152	—	—	2,453,152
					7,055,046	—	—	7,055,046

				South Africa: 1.5%
—	81,600	81,600		AngloGold Ashanti Ltd	—	2,772,768	—	2,772,768
161,957	—	161,957		Gold Fields Ltd.	2,012,158	—	—	2,012,158
72,300	186,500	258,800		Impala Platinum Holdings Ltd.	1,303,526	3,362,484	—	4,666,010
—	3,250,000	3,250,000	@	Village Main Reef Ltd.	—	457,290	—	457,290
					3,315,684	6,592,542	—	9,908,226

				South Korea: 1.8%
—	137,200	137,200		Korea Electric Power Corp.	—	1,768,508	—	1,768,508
214,200	129,500	343,700		KT Corp.	3,630,690	2,195,025	—	5,825,715
6,047	—	6,047		Posco	1,900,902	—	—	1,900,902
—	134,000	134,000		SK Telecom Co., Ltd.	—	2,094,420	—	2,094,420
					5,531,592	6,057,953	—	11,589,545

				Spain: 1.1%
463,636	—	463,636		Banco Popular Espanol S.A.	725,023	—	—	725,023
129,829	—	129,829		Gas Natural SDG S.A.	2,017,101	—	—	2,017,101
288,085	—	288,085		Indra Sistemas S.A.	3,296,250	—	—	3,296,250
74,338	—	74,338		Telefonica S.A.	981,167	—	—	981,167
					7,019,541	—	—	7,019,541

15

				Sweden: 0.9%
701,637	—	701,637		Telefonaktiebolaget LM Ericsson	6,215,857	—	—	6,215,857

				Switzerland: 4.1%
—	74,600	74,600	@	Credit Suisse Group	—	1,741,164	—	1,741,164
1,555	—	1,555		Givaudan	1,555,448	—	—	1,555,448
54,959	—	54,959		Nestle S.A.	3,489,250	—	—	3,489,250
119,894	11,250	119,894		Novartis AG	7,229,677	678,381	—	7,229,677
34,638	—	34,638		Roche Holding AG - Genusschein	6,672,152	—	—	6,672,152
223,300	—	223,300	@	STMicroelectronics NV	1,315,178	—	—	1,315,178
44,610	—	44,610		Swiss Re Ltd.	3,086,894	—	—	3,086,894
149,300	—	149,300		UBS AG - Reg	2,240,036	—	—	2,240,037
					25,588,635	2,419,545	—	27,329,800

				United Kingdom: 15.9%
126,530	—	126,530		AstraZeneca PLC	5,867,846	—	—	5,867,846
684,412	—	684,412		BAE Systems PLC	3,454,428	—	—	3,454,428
1,687,199	—	1,687,199		Barclays PLC	6,238,863	—	—	6,238,863
182,725	—	182,725		BHP Billiton PLC	5,856,610	—	—	5,856,610
55,500	—	55,500		BP PLC	2,380,395	—	—	2,380,395
873,081	—	873,081		BP PLC	6,235,247	—	—	6,235,247
173,847	—	173,847	@	CRH PLC	3,243,097	—	—	3,243,097
27,200	—	27,200	@	Ensco PLC	1,572,704	—	—	1,572,704
356,097	—	356,097		GlaxoSmithKline PLC	7,979,292	—	—	7,979,292
1,581,120	—	1,581,120		Home Retail Group	2,919,049	—	—	2,919,049
610,181	—	610,181		HSBC Holdings PLC	6,015,997	—	—	6,015,997
55,647	—	55,647		Imperial Tobacco Group PLC	2,104,554	—	—	2,104,554
1,159,934	—	1,159,934		ITV PLC	1,623,936	—	—	1,623,936
270,300	—	270,300		J Sainsbury PLC	1,549,809	—	—	1,549,809
337,500	—	337,500		Kingfisher PLC	1,580,191	—	—	1,580,191
1,213,522	—	1,213,522		Legal & General Group PLC	2,630,599	—	—	2,630,599
6,903,804	—	6,903,804	@	Lloyds TSB Group PLC	4,546,214	—	—	4,546,214
404,551	—	404,551		Marks & Spencer Group PLC	2,574,827	—	—	2,574,827
—	1,156,000	1,156,000	@	Polyus Gold International Ltd.	—	3,847,612	—	3,847,612
284,183	—	284,183		Prudential PLC	3,902,886	—	—	3,902,886
98,889	—	98,889		Rio Tinto PLC	4,940,179	—	—	4,940,179
51,800	—	51,800		Signet Jewelers Ltd.	2,681,168	—	—	2,681,168
—	150,100	150,100		Stolt-Nielsen Ltd.	—	2,751,206	—	2,751,206
1,297,273	90,500	1,387,773		Tesco PLC	6,712,705	468,290	—	7,180,995
2,558,755	—	2,558,755		Vodafone Group PLC	6,948,700	—	—	6,948,700
515,231	—	515,231		WM Morrison Supermarkets PLC	2,230,840	—	—	2,230,840

16

154,927	—	154,927		WPP PLC	2,002,490	—	—	2,002,490
					97,792,626	7,067,108	—	104,859,734

				United States: 9.5%
—	33,500	33,500		Alliant Techsystems, Inc.	—	1,919,215	—	1,919,215
—	102,300	102,300	@	American International Group, Inc.	—	3,573,339	—	3,573,339
—	393,000	393,000	L	Arch Coal, Inc.	—	3,128,280	—	3,128,280
—	96,000	96,000		Archer-Daniels-Midland Co.	—	2,576,640	—	2,576,640
—	216,600	216,600		Best Buy Co., Inc.	—	3,294,486	—	3,294,486
—	139,500	139,500		Chesapeake Energy Corp.	—	2,826,270	—	2,826,270
—	98,900	98,900		Cisco Systems, Inc.	—	1,695,146	—	1,695,146
84,700	—	84,700		Coca-Cola Enterprises, Inc.	2,662,968	—	—	2,662,968
—	57,100	57,100		Computer Sciences Corp.	—	1,738,695	—	1,738,695
—	48,000	48,000		Consol Energy, Inc.	—	1,687,680	—	1,687,680
—	75,500	75,500		Exelon Corp.	—	2,701,390	—	2,701,390
—	55,500	55,500	@	General Motors Co.	—	1,415,250	—	1,415,250
—	36,300	36,300		Hess Corp.	—	1,897,038	—	1,897,038
—	106,149	106,149	@	Ingram Micro, Inc.	—	1,613,465	—	1,613,465
—	105,000	105,000		Kroger Co.	—	2,648,100	—	2,648,100
—	13,900	13,900		Mosaic Co/The	—	727,526	—	727,526
65,700	51,000	116,700		Newmont Mining Corp.	3,583,935	2,782,050	—	6,365,985
—	224,000	224,000	@, L	NII Holdings, Inc.	—	1,785,280	—	1,785,280
—	203,100	203,100		Old Republic International Corp.	—	2,006,628	—	2,006,628
—	65,575	65,575		Peabody Energy Corp.	—	1,829,543	—	1,829,543
55,000	—	55,000	@	Rowan Companies PLC	1,744,050	—	—	1,744,050
36,200	—	36,200	@	Seagate Technology	988,984	—	—	988,984
—	418,000	418,000		Southwest Airlines Co.	—	3,686,760	—	3,686,760
—	25,800	25,800	@	Southwestern Energy Co.	—	895,260	—	895,260
94,634	—	94,634	@	TE Connectivity Ltd.	3,045,322	—	—	3,045,322
—	112,200	112,200		Tyson Foods, Inc.	—	1,886,082	—	1,886,082
—	65,000	65,000		Western Digital Corp.	—	2,224,950	—	2,224,950
					12,025,259	50,539,073	—	62,564,332

				Total Common Stock (Cost $692,054,401)	474,707,805	170,151,488	—	639,051,498

				PREFERRED STOCK: 0.2%
				South Korea: 0.2%
—	59,270	59,270		LG Electronics, Inc.	—	1,086,240	—	1,086,240
				Total Preferred Stock (Cost $1,900,807)	—	1,086,240	—	1,086,240

17

				RIGHTS: 0.0%
				Bermuda: 0.0%
255,000	—	255,000	@	Esprit Holdings Ltd.		68,849	—	—	68,850
				Total Rights (Cost $0)		68,849	—	—	68,850

				Total Long-Term Investments (Cost $693,955,208)		474,776,654	171,237,728	—	640,206,588

Principal amount†	Principal amount†	Principal amount†				Value	Value	Value	Value

				SHORT-TERM INVESTMENTS: 3.5%
				Mutual Funds: 2.1%
6,924,432	7,015,892	13,940,324		BlackRock Liquidity Funds, TempFund, Institutional Class		6,924,432	7,015,892	—	13,940,324

				Securities Lending Collateral: 1.4%
—	1,973,791	1,973,791		Repurchase Agreement dated 10/30/12, 0.25%, due 11/05/12 (Repurchase Amount $1,973,872, collateralized by various U.S. Government Agency Obligations, 2.185%-7.000%, Market Value plus accrued interest $2,013,267, due 10/01/20-12/01/47)		$—	$1,973,791	$—	$1,973,791
—	415,532	415,532		Repurchase Agreement dated 10/31/12, 0.22%, due 11/01/12 (Repurchase Amount $415,535, collateralized by various U.S. Government Securities, 0.000%-5.250%, Market Value plus accrued interest $423,843, due 02/15/13-11/15/28)		—	415,532	—	415,532
—	1,973,791	1,973,791		Repurchase Agreement dated 10/31/12, 0.32%, due 11/01/12 (Repurchase Amount $1,973,808, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-11.000%, Market Value plus accrued interest $2,013,267, due 11/15/12-09/20/62)		—	1,973,791	—	1,973,791
—	1,973,791	1,973,791		Repurchase Agreement dated 10/31/12, 0.33%, due 11/01/12 (Repurchase Amount $1,973,809, collateralized by various U.S. Government Agency Obligations, 3.000%-4.500%, Market Value plus accrued interest $2,013,267, due 01/01/27-10/20/42)		—	1,973,791	—	1,973,791
—	1,973,791	1,973,791		Repurchase Agreement dated 10/31/12, 0.35%, due 11/01/12 (Repurchase Amount $1,973,810, collateralized by various U.S. Government Securities, 0.000%-2.125%, Market Value plus accrued interest $2,013,267, due 07/15/15-02/15/41)		—	1,973,791	—	1,973,791
700,066	—	700,066		Repurchase Agreement dated 10/31/12, 0.38%, due 11/01/12 (Repurchase Amount $700,073, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $714,067, due 01/15/14-11/01/42)		700,066.00	—	—	700,066
						700,066	8,310,696	—	9,010,762

				Total Short-Term Investments (Cost $22,951,086)		7,624,498	15,326,588	—	22,951,086

				Total Investments in Securities (Cost $716,906,294) *	100.5%	$482,401,152	$186,564,316	$—	$663,157,674
				Other Assets and Liabilities - Net	(0.5)	182,401	(8,982,660)	—	(2,992,465)
				Pro forma adjustment		—	—	—	—
				Net Assets	100.0%	$482,583,553	$177,581,656	—	$660,165,209

18

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@	Non-income producing security
L	Loaned security, a portion or all of the security is on loan at October 31, 2012.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

*	Cost for federal income tax purposes is:	$528,336,347	$213,730,566	$—	$742,066,913
	Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$41,599,796	$14,020,673	$—	$55,620,469
	Gross Unrealized Depreciation	(87,534,991)	(41,186,923)	—	(128,721,914)
	Net Unrealized Appreciation	$(45,935,195)	$(27,166,250)	$—	$(73,101,445)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of October 31,2012 in valuing the assets and liabilities:

	ING International Value Fund	ING International Value Equity Fund (formerly, ING Global Value Choice Fund)	Pro-forma adjustments	Pro-forma
Asset Table
Investments, at value
Level 1 - Quoted Prices	$56,114,380	$116,736,847	$—	$172,851,227
Level 2 - Other Significant Observable Inputs	426,135,387	69,756,172	—	495,891,558
Level 3 - Significant Unobservable Inputs	151,386	71,298	—	222,684
Total Investments, at value	$482,401,152	$186,564,316	$—	$668,965,469

^ See Note 2, “Security Valuation” in the Notes to Unaudited Pro Forma Financial Statements for additional information.

See Accompanying Notes to Unaudited Pro Forma Financial Statements

19

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Combination:

The Board of Directors/Trustees (“Board”) of ING International Value Fund (“International Value”) and ING International Value Equity Fund (“International Value Equity”) (each a “Fund” and collectively, the “Funds”), approved an Agreement and Plan of Reorganization dated January 10, 2013, (the “Plan”) whereby, subject to approval by the shareholders of International Value, International Value Equity will acquire all of the assets of International Value, subject to the liabilities of such Fund, in exchange for International Value Equity issuing shares of such Fund to shareholders of International Value in a number equal in value to net assets of International Value (the “Merger”).

The Merger will be accounted for as a tax-free merger of investment companies with International Value Equity remaining as both the tax and accounting survivor. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization(s) occurred at October 31, 2012. The unaudited pro forma Portfolio of Investments and Statement of Assets and Liabilities reflect the financial position of International Value and International Value Equity at October 31, 2012. The unaudited pro forma Statement of Operations reflects the results of operations of International Value and International Value Equity for the twelve-months ended October 31, 2012. These statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the date indicated above for International Value and International Value Equity under U.S. generally accepted accounting principles for investment companies. The unaudited pro forma Portfolio of Investments reflects the pro forma combined portfolio holdings of International Value and International Value Equity as of October 31, 2012. This unaudited pro forma Portfolio of Investments reflects management’s anticipation that most portfolio transitioning, including the sale of most holdings of International Value and the purchases of assets International Value Equity may hold or wish to hold, will take place shortly prior to the closing date of the Mergers. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of International Value Equity for pre-combination periods will not be restated.

The unaudited pro forma Portfolio of Investments, and Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statement of Additional Information.

Note 2 — Security Valuation:

Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price. Fund securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by a Fund’s custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on a Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of each Fund. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Note 3 — Capital Shares:

The unaudited pro forma net asset value per share assumes additional shares of common International Value Equity issued in connection with the proposed acquisition of International Value by International Value Equity as of October 31, 2012. The number of additional shares issued was calculated by dividing the net assets of each class of International Value by the respective class net asset value per share of International Value Equity.

Note 4 — Merger Costs:

ING Investments, LLC (or an affiliate) will bear the costs associated with obtaining shareholder approval, including, but not limited to, vote solicitation and SEC filings.

Merger expenses to be incurred by ING Investments, LLC are estimated at approximately $256,500. These costs represent the estimated expenses of the Fund carrying out its obligations under the Plan and consist of management’s estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

20

Note 5 — Use of Estimates in Preparation of Pro Forma Financial Statements:

Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

Note 6 — Federal Income Taxes:

It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

21

ING
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258-2034

3 EASY WAYS TO VOTE YOUR PROXY
VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.
VOTE ON THE INTERNET: Log on to www.proxyvote.com/ING and follow the on-line directions.
VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy Ballot, sign and date the Proxy Ballot and return in the envelope provided.
If you vote via phone or the Internet, you do not need to return your Proxy Ballot.
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 25, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on June 25, 2013.
The Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING.

ING International Value Fund

The undersigned hereby appoint(s) Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258-2034 on June 25, 2013, at 10:00 A.M., local time and at any adjournment(s) or postponement(s) thereof.

This proxy will be voted as instructed.  If no specification is made, the proxy will be voted “FOR” the proposals.

Please vote, date and sign this proxy and return it promptly in the enclosed envelope.

Signature (s) (if held jointly)	Date

This Proxy Ballot must be signed exactly as your name(s) appears hereon.  If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such.  Joint owners must each sign.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     x     PLEASE DO NOT USE FINE POINT PENS.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

1. To approve an Agreement and Plan of Reorganization by and between ING International Value Fund and ING International Value Equity Fund (formerly, ING Global Value Choice Fund) providing for the reorganization of ING International Value Fund with and into ING International Value Equity Fund

For	☐	Against	☐	Abstain	☐

2. To elect 13 nominees to the Board of Trustees

For All	☐	Withhold☐ All	For All ☐ Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

Nominees:

01) Colleen D. Baldwin	06) J. Michael Earley	11) Joseph E. Obermeyer
02) John V. Boyer	07) Martin J. Gavin	12) Sheryl K. Pressler
03) Patricia W. Chadwick	08) Russell H. Jones	13) Roger B. Vincent
04) Albert E. DePrince, Jr.	09) Patrick W. Kenny
05) Peter S. Drotch	10) Shaun P. Mathews

3. To approve a new investment advisory agreement for ING International Value Fund with ING Investments, LLC (“ING Investments”) prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan

For	☐	Against	☐	Abstain	☐

4. To approve a new investment sub-advisory agreement between ING Investments and ING Investment Management Co. LLC (“ING IM”) with respect to ING International Value Fund prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan

For	☐	Against	☐	Abstain	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PART C:  OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

Article 5.2 of the Amended and Restated Declaration of Trust provides for the indemnification of Registrant’s Trustees, officers, employees, and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office (“disabling conduct”).

Section 7 of Registrant’s Administration Agreement provides for the indemnification of Registrant’s Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

Section 9 of Registrant’s Distribution Agreement provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Section 4 of the Shareholder Service Agreement provides for the indemnification of Registrant’s Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its disabling conduct.

Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it, is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

(1)	(A)

Amended and Restated Declaration of Trust of ING Mutual Funds dated June 3, 2004 — Filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant’s Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

(B)

Amendment No. 1 dated September 2, 2004 to the Amended and Restated Declaration of Trust (Class I shares for ING Global Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 102 to the Registrant’s Form N-1A Registration Statement on September 8, 2004 and incorporated herein by reference.

(C)

Amendment No. 2 dated January 31, 2005 to the Amended and Restated Declaration of Trust (ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(D)

Amendment No. 3 dated February 1, 2005 to the Amended and Restated Declaration of Trust (name change — ING Global Value Choice Fund, formerly ING Worldwide Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(E)

Amendment No. 4 dated March 1, 2005 to the Amended and Restated Declaration of Trust (name change — ING International SmallCap Fund, formerly ING International SmallCap Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(F)

Amendment No. 5 dated April 29, 2005 to the Amended and Restated Declaration of Trust (Class I shares for ING Global Value Choice Fund and ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement September 30, 2005 and incorporated herein by reference.

(G)

Amendment No. 6 dated September 1, 2005 to the Amended and Restated Declaration of Trust (ING Emerging Markets Fixed Income Fund and ING Greater China Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(H)

Amendment No. 7 dated September 30, 2005 to the Amended and Restated Declaration of Trust (ING Global Equity Dividend Fund and Class O shares for ING Global Real Estate Fund) - Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(I)

Amendment No. 8 dated November 1, 2005 to the Amended and Restated Declaration of Trust (ING Diversified International Fund, ING Index Plus International Equity Fund, and ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(J)

Amendment No. 9 dated November 10, 2005 to the Amended and Restated Declaration of Trust (ING International Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(K)

Amendment No. 10 dated March 16, 2006 to the Amended and Restated Declaration of Trust (ING Global Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A Registration Statement on June 19, 2006 and incorporated herein by reference.

(L)

Amendment No. 11 dated May 25, 2006 to the Amended and Restated Declaration of Trust — Filed as an Exhibit to Post-Effective Amendment No. 116 to the Registrant’s Form N-1A Registration Statement on June 19, 2006 and incorporated herein by reference.

(M)

Amendment No. 12 dated July 13, 2006 to the Amended and Restated Declaration of Trust (Class R shares for ING Diversified International Fund) — Filed as an Exhibit to Post-Effective Amendment No. 117 to the Registrant’s Form N-1A Registration Statement on August 14, 2006 and incorporated herein by reference.

(N)

Amendment No. 13 dated October 9, 2006 to the Amended and Restated Declaration of Trust (name change - ING Global Natural Resources Fund, formerly ING Precious Metals Fund) — Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

(O)

Amendment No. 14 dated November 9, 2006 to the Amended and Restated Declaration of Trust (ING International Value Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 119 to the Registrant’s Form N-1A Registration Statement on December 7, 2006 and incorporated herein by reference.

(P)

Amendment No. 15 dated November 9, 2006 to the Amended and Restated Declaration of Trust (authority to reclassify, reorganize, recapitalize, or convert issued or unissued interests of any class into interests of one or more other classes) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(Q)

Amendment No. 16 dated November 9, 2006 to the Amended and Restated Declaration of Trust (abolishing Class M shares for ING Emerging Countries Fund) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(R)

Amendment No. 17 dated February 28, 2007 to the Amended and Restated Declaration of Trust (name change - ING International Growth Opportunities Fund, formerly ING International Fund) — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(S)

Amendment No. 18 dated March 2, 2007 to the Amended and Restated Declaration of Trust (ING International Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

(T)

Amendment No. 19 dated July 12, 2007 to the Amended and Restated Declaration of Trust (ING Asia-Pacific Real Estate Fund, ING European Real Estate Fund, and ING Global Equity Dividend Fund; Class I shares for ING Global Natural Resources Fund; and Class O shares for ING Index Plus International Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 124 to the Registrant’s Form N-1A Registration Statement on July 27, 2007 and incorporated herein by reference.

(U)

Amendment No. 20 dated September 12, 2007 to the Amended and Restated Declaration of Trust (Class W shares for ING Diversified International Fund, ING Emerging Countries Fund, ING Foreign Fund, ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Real Estate Fund, ING International Equity Dividend Fund, ING International Real Estate Fund, and ING International SmallCap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 128 to the Registrant’s Form N-1A Registration Statement on November 9, 2007 and incorporated herein by reference.

(V)

Amendment No. 21 dated December 17, 2007 to the Amended and Restated Declaration of Trust (name change — ING International SmallCap Multi-Manager Fund, formerly ING International SmallCap Fund) — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(W)

Amendment No. 22 dated May 30, 2008 to the Amended and Restated Declaration of Trust (Class O shares for ING Diversified International Fund, ING Global Bond Fund, ING Greater China Fund, and ING International SmallCap Multi-Manager Fund) — Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

(X)

Plan of Liquidation and Dissolution of Series with respect to ING International Value Opportunities Fund effective August 1, 2008 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(Y)

Amendment No. 23 dated September 27, 2008 to the Amended and Restated Declaration of Trust — Filed as an Exhibit to Post-Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(Z)

Amendment No. 24 dated March 27, 2009 to the Amended and Restated Declaration of Trust (Class Q shares for ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(AA)

Amendment No. 25 dated May 14, 2009 to the Amended and Restated Declaration of Trust (Class W shares for ING Global Bond Fund, ING Global Value Choice Fund, and ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(BB)

Plan of Liquidation and Dissolution of Series with respect to ING Disciplined International SmallCap Fund effective July 13, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(CC)

Plan of Liquidation and Dissolution of Series with respect to ING Emerging Markets Fixed Income Fund effective July 13, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(DD)

Amendment No. 26 dated August 10, 2009 to the Amended and Restated Declaration of Trust (dissolved ING International Growth Opportunities Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(EE)

Amendment No. 27 dated August 21, 2009 to the Amended and Restated Declaration of Trust (dissolved ING Disciplined International SmallCap Fund and ING Emerging Markets Fixed Income Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(FF)

Amendment No. 28 dated September 10, 2009 to the Amended and Restated Declaration of Trust (Class I shares for ING Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 137 to the Registrant’s Form N-1A Registration Statement on September 29, 2009 and incorporated herein by reference.

(GG)

Plan of Liquidation and Dissolution of Series with respect to ING International Equity Dividend Fund effective September 14, 2009 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(HH)

Amendment No. 29 dated October 13, 2009 to the Amended and Restated Declaration of Trust (Class W shares for ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(II)

Amendment No. 30 dated November 20, 2009 to the Amended and Restated Declaration of Trust (converting Class Q shares into Class W shares and abolishing Class Q shares for ING Foreign Fund, ING Global Natural Resources Fund, ING Global Value Choice Fund, ING International SmallCap Multi-Manager Fund, and ING Russia Fund) — Filed as an Exhibit to Post-Effective

Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(JJ)

Amendment No. 31, effective March 5, 2010, to the Amended and Restated Declaration of Trust (converting Class Q shares into Class W shares and abolishing Class Q shares for ING Emerging Countries Fund and ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

(KK)

Amendment No. 32 dated June 30, 2010 to Amended and Restated Declaration of Trust (name change — ING Global Opportunities Fund, formerly ING Foreign Fund) — Filed as an Exhibit to Post-Effective Amendment No. 140 to the Registrant’s Form N-1A Registration Statement on September 30, 2010 and incorporated herein by reference.

(LL)

Amendment No. 33 dated September 30, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(MM)

Plan of Liquidation and Dissolution of Series with respect to ING Asia-Pacific Real Estate Fund effective November 26, 2010 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(NN)

Plan of Liquidation and Dissolution of Series with respect to ING European Real Estate Fund effective November 26, 2010 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(OO)

Amendment No. 34 dated November 18, 2010 to the Amended and Restated Declaration of Trust (Class I shares for ING International Core Fund) — Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

(PP)

Amendment No. 35 dated May 19, 2011 to the Amended and Restated Declaration of Trust (Class R shares and Class W shares for certain ING Funds) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(QQ)

Amendment No. 36 dated July 15, 2011 to the Amended and Restated Declaration of Trust (ING Emerging Markets Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement filed on July 28, 2011 and incorporated herein by reference.

(RR)

Amendment No. 37 dated January 12, 2012 to the Amended and Restated Declaration of Trust (Class B shares for ING Emerging Markets Equity Fund) —  Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(SS)

Amendment No. 38 dated February 29, 2012 to the Amended and Restated Declaration of Trust (name change - ING International Small Cap Fund, formerly ING International SmallCap Multi-Manager Fund) — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(TT)

Plan of Liquidation and Dissolution of Series with respect to ING International Capital Appreciation Fund, effective January 17, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 157 to the Registrant’s Form N-1A Registration Statement filed on February 27, 2012 and incorporated herein by reference.

(UU)

Amendment No. 39 dated July 12, 2012 to the Amended and Restated Declaration of Trust (ING Diversified Emerging Markets Debt Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(VV)

Amendment No. 40 to the Amended and Restated Declaration of Trust (dissolving ING Emerging Countries Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(WW)

Amendment No. 41 dated August 1, 2012 to the Amended and Restated Declaration of Trust (Class W shares for ING International Core Fund) — Filed as an Exhibit to Post-Effective Amendment No. 160 to the Registrant’s Form N-1A Registration Statement on August 7, 2012 and incorporated herein by reference.

(XX)

Amendment No. 42 dated September 6, 2012 to the Amended and Restated Declaration of Trust (Class R6 shares for ING Global Bond Fund and ING Global Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

(YY)

Amendment No. 43 dated November 14, 2012 to the Amended and Restated Declaration of Trust (name change — ING International Value Equity Fund , formerly ING Global Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

(ZZ)

Amendment No. 44 dated November 15, 2012 to the Amended and Restated Declaration of Trust (name change — ING Emerging Markets Equity Dividend Fund, formerly ING Greater China Fund) — Filed as an Exhibit to Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

(AAA)

Amendment No. 45 dated November 29, 2012 to the Amended and Restated Declaration of Trust (Class P shares for ING Global Bond Fund) — Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement on November 30, 2012 and incorporated herein by reference.

(BBB)

Amendment No. 46 dated January 10, 2013 to the Amended and Restated Declaration of Trust (ING Global Perspectives Fund) — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(CCC)

Plan of Liquidation and Dissolution of Series with respect to ING Index Plus International Equity Fund, effective February 22, 2013 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(2)	(A)

Amended Bylaws of Registrant (Nicholas-Applegate Mutual Funds) dated December 18, 1992 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

	(B)	Form of Amendment to Section 2.5 of Bylaws of Registrant — Filed as an Exhibit to Post-Effective Amendment No. 30 to the Registrant’s Form N-1A Registration Statement on June 4, 1996 and

incorporated herein by reference.

(3)		Not Applicable.

(4)

Form of Agreement and Plan of Reorganization between ING International Value Choice Fund and ING International Value Equity Fund, each a separate series of ING Mutual Funds — Attached as Appendix A to the Proxy Statement/Prospectus.

(5)		Not Applicable.

(6)	(A)

Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 106 to the Registrant’s Form N-1A Registration Statement on January 25, 2005 and incorporated herein by reference.

(i)

Amendment dated December 15, 2006 to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(ii)

Amended Schedule A dated March 28, 2013, to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement filed on March 27, 2013 and incorporated herein by reference.

(iii)

Reduction letter dated March 1, 2013 (ING International Small Cap Fund) with respect to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(iv)

Waiver  Letter dated December 3, 2012 regarding the investment management fee for Class P shares of ING Global Bond Fund — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(v)

Reduction letter dated March 1, 2013 (ING International Value Fund) with respect to the Amended and Restated Investment Management Agreement between ING Mutual Funds and ING Investments, LLC dated September 23, 2002 and amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(B)

Investment Management Agreement between the ING Mutual Funds and ING Investments, LLC (ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Opportunities Fund, and ING Russia Fund) dated September 23, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

First Amendment, effective September 2, 2004, to the Investment Management Agreement, dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 105 to the Registrant’s Form N-1A Registration Statement on December 17, 2004 and incorporated herein by reference.

(ii)

Second Amendment dated December 15, 2006 to the Investment Management Agreement dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(iii)

Amended Schedule A dated June 30, 2010 to the Investment Management Agreement (ING Global Equity Dividend Fund, ING Global Natural Resources Fund, ING Global Opportunities Fund, and ING Russia Fund) dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(C)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (formerly ING Investment Management Co.) dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

First Amendment, effective September 1, 2003, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 105 to the Registrant’s Form N-1A Registration Statement on December 17, 2004 and incorporated herein by reference.

(ii)

Aeltus Termination letter, effective January 31, 2005 (ING Worldwide Growth Fund) — Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant’s Form N-1A Registration Statement on September 30, 2005 and incorporated herein by reference.

(iii)

Second Amendment, effective December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(iv)

Third Amendment, effective September 15, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 132 to the Registrant’s Form N-1A Registration Statement on June 4, 2008 and incorporated herein by reference.

(v)

Fourth Amendment, effective August 1, 2008, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post Effective Amendment No. 138 to the Registrant’s Form N-1A Registration Statement on December 23, 2009 and incorporated herein by reference.

(vi)

ING Investment Management Co. LLC Termination Letter, effective July 24, 2009 (merger of ING International Growth Opportunities Fund into ING International Capital Appreciation Fund) — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(vii)

Amended Schedule A dated March 28, 2013, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC dated August 1, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(D)

Amended and Restated Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated August 21, 2008 and amended and restated June 30, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Registration Statement on Form N-1A filed on February 22, 2011 and incorporated herein by reference.

(i)

Termination letter, effective October 29, 2009 (ING International Equity Dividend Fund) — Filed as an Exhibit to Post-Effective Amendment No. 139 to the Registrant’s Form N-1A Registration Statement on February 25, 2010 and incorporated herein by reference.

(ii)

Termination letter, effective June 30, 2010 (ING Index Plus International Equity Fund) — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(iii)

First Amendment, effective November 18, 2010, to the Amended and Restated Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. dated August 21, 2008 and amended and restated June 30, 2010 — Filed as an Exhibit to Post- Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(iv)

Termination letter, effective February 24, 2012 (ING Emerging Countries Fund) — Filed as an Exhibit to Post-Effective Amendment No. 160 to the Registrant’s Form N-1A Registration Statement on August 7, 2012 and incorporated herein by reference.

(v)

Amended Schedule A with respect to Amended and Restated Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(E)

Sub-Advisory Agreement between ING Investments, LLC and CBRE Clarion Securities, LLC dated July 1, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(F)

Sub-Advisory Agreement between ING Investments, LLC and Acadian Asset Management LLC dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 107 to the Registrant’s Form N-1A Registration Statement on February 25, 2005 and incorporated herein by reference.

(i)

First Amendment, effective December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC, and Acadian Asset Management, Inc. dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(ii)

Amended Schedule A, effective November 2012, to the Sub-Advisory Agreement between ING Investments, LLC and Acadian Asset Management LLC dated March 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(G)

Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated December 7, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

Schedule A dated December 7, 2005 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated December 7, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement December 6, 2005 and incorporated herein by reference.

(ii)

First Amendment, effective December 15, 2006, to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Asia/Pacific (Hong Kong) Limited dated December 7, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 121 to the Registrant’s Form N-1A Registration Statement on February 23, 2007 and incorporated herein by reference.

(iii)

Termination letter, effective November 14, 2012 (ING Greater China Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(H)

Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING International Value Choice Fund) dated November 16, 2007 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement February 27, 2008 and incorporated herein by reference.

(i)

Schedule A, effective November 1, 2010, to the Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING International Value Choice Fund) dated November 16, 2007 — Filed as an Exhibit to Post-Effective Amendment No. 142 to the Registrant’s Form N-1A Registration Statement on December 6, 2010 and incorporated herein by reference.

(ii)

Termination letter, effective November 13, 2012 (ING International Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(I)

Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING Global Value Choice Fund) dated November 16, 2007 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(i)

Schedule A, effective November 16, 2007, to the Sub-Advisory Agreement between ING Investments, LLC and Tradewinds Global Investors, LLC (ING Global Value Choice Fund) dated November 16, 2007 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(ii)

Termination letter, effective November 13, 2012 (ING Global Value Choice Fund) — Filed as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(J)

Sub-Advisory Agreement between ING Investments, LLC and Schroder Investment Management North America Inc. dated December 17, 2007 — Filed as an Exhibit to Post Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement February 26, 2009 and incorporated herein by reference.

(i)

Schedule A, effective November 2012, to the Sub-Advisory Agreement between ING Investments, LLC and Schroder Investment Management North America Inc. dated December 17, 2007 — as an Exhibit to Post-Effective Amendment No. 165 to the Registrant’s Form N-1A Registration Statement filed on October 31, 2012 and incorporated herein by reference.

(ii)

Termination letter, effective April 14, 2013, of the Sub-Advisory Agreement between ING Investments, LLC and Schroder Investment Management North America Inc. dated December 17, 2007 (ING International Small Cap Fund) — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement filed on March 27, 2013 and incorporated herein by reference.

(K)

Amended and Restated Sub-Sub-Advisory Agreement by and among ING Investment’s, LLC, Schroder Investment Management North America, Inc., and Schroder Investment Management North America Limited (ING International Small Cap Fund) dated December 17, 2007 and amended and restated January 1, 2013 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(L)

Sub-Advisory Agreement between ING Investments, LLC and Baillie Gifford Overseas Limited dated December 15, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

(M)

Sub-Advisory Agreement between ING Investments, LLC and T. Rowe Price Associates, Inc. dated December 15, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 144 to the Registrant’s Form N-1A Registration Statement on January 24, 2011 and incorporated herein by reference.

(N)

Sub-Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd (ING International Growth Fund) dated December 31, 2010 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(O)

Sub-Sub-Advisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. (ING International Growth Fund) dated August 2011 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(P)

Sub-Advisory Agreement between ING Investments, LLC and Thornburg Investment Management, Inc. dated February 1, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(Q)

Sub-Advisory Agreement between ING Investments, LLC and Wellington Management Company, LLP dated February 1, 2011 — Filed as an Exhibit to Post-Effective Amendment No. 146 to the Registrant’s Form N-1A Registration Statement on February 22, 2011 and incorporated herein by reference.

(R)

Sub-Advisory Agreement between ING Investments, LLC and Delaware Management Company dated September 30, 2011 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(S)

Sub-Advisory Agreement between ING Investments, LLC and J.P. Morgan Investment Management Inc. dated September 30, 2011 — Filed as an exhibit to Post-Effective Amendment No. 152 to the Registrant’s Form N-1A Registration Statement on September 30, 2011 and incorporated herein by reference.

(T)

Interim Sub-Advisory Agreement between ING Investments, LLC and ING Investment Advisors B.V. (with respect to ING Emerging Markets Equity Dividend Fund, formerly, ING Greater China Fund) dated November 15, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

(U)

Interim Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (with respect to ING International Value Equity Fund, formerly, ING Global Value Choice Fund) dated November 30, 2012 — Filed as an exhibit to Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

(V)

Interim Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. LLC (with respect to ING International Value Choice Fund) dated November 30, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 170 to the Registrant’s Form N-1A Registration Statement on December 21, 2012 and incorporated herein by reference.

(W)

Amended and Restated Expense Limitation Agreement between ING Investments and ING Mutual Funds (ING Global Equity Dividend Fund), effective May 29, 2003 as amended and restated February 1, 2005  — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

Amended Schedule A, effective December 17, 2007, to the Restated Expense Limitation Agreement between ING Investments and ING Mutual Funds (ING Global Equity Dividend Fund), effective May 29, 2003, as amended and restated February 1, 2005 — Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Form N-1A Registration Statement on February 27, 2008 and incorporated herein by reference.

(ii)

First Amendment, effective January 30, 2009, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Mutual Funds (ING Global Equity Dividend Fund), effective May 29, 2003, as amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(iii)

Waiver Letter, between ING Investments, LLC and ING Mutual Funds (ING Global Equity Dividend Fund), dated January 1, 2013 for the period from January 1, 2013 through March 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(X)

Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Mutual Funds, effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 - Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on December 6, 2005 and incorporated herein by reference.

(i)

First Amendment, effective January 30, 2009, to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC and ING Mutual Funds, effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(ii)

Amended Schedule A dated March 28, 2013 to the Amended and Restated Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC, effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(iii)

Side Letter Agreement dated March 1, 2009 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Diversified International Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(iv)

Side Letter Agreement dated January, 1, 2013 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Global Opportunities Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 for the period from January 1, 2013 through March 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(v)

Side Letter Agreement dated November 30, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING International Value Choice Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated

February 1, 2005 for the period from November 30, 2012 through March 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(vi)

Side Letter Agreement dated March 1, 2013 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Global Natural Resources Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 for the period from March 1, 2013 through March 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(vii)

Side Letter Agreement dated March 1, 2013 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Global Real Estate Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 for the period from March 1, 2013 through March 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(viii)

Side Letter Agreement dated March 1, 2013 between ING Mutual Funds and ING Investments, LLC (Class A, Class B, Class C, Class I, Class R, and Class W shares for ING Emerging Markets Equity Fund) for the period from March 1, 2013 through March 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(ix)

Side Letter Agreement dated March 1, 2013 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Russia Fund) dated September 23, 2002 for the period from March 1, 2013 through March 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(x)

Side Letter Agreement dated March 1, 2013 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING International Small Cap Fund) dated September 23, 2002 for the period from March 1, 2013 through March 1, 2014 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(Y)

Side Letter Agreement dated November 15, 2012 to the Expense Limitation Agreement between ING Mutual Funds and ING Investments, LLC (ING Greater China Fund), effective September 23, 2002, as restated August 1, 2003 and further amended and restated February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(Z)

Amended and Restated Expense Limitation Agreement between ING Investments, LLC, ING Mutual Funds and ING Clarion Real Estate Securities, L.P. effective September 23, 2002 as restated on August 1, 2003 and further amended and restated on February 1, 2005 — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement on Form N-1A on December 6, 2005 and incorporated herein by reference.

(i)

Amended Schedule A effective December 17, 2007 to the Restated Expense Limitation Agreement effective September 23, 2002 as restated on August 1, 2003 and further amended and restated on February 1, 2005 —Filed as an exhibit to Post-Effective Amendment No. 131 to the Registrant’s Registration Statement on Form N-1A on February 27, 2008 and incorporated herein by reference.

	(ii)	First Amendment effective as of January 30, 2009 to the Amended and Restated Expense Limitation Agreement between ING Investments, LLC, ING Mutual Funds and ING Clarion

Real Estate Securities L.P. dated September 23, 2002— Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement on Form N-1A on July 14, 2009 and incorporated herein by reference.

(AA)

Expense Limitation Agreement between ING Investments Distributor, LLC (formerly known as ING Funds Distributor, LLC), ING Investments, LLC, and ING Mutual Funds (ING Global Value Choice Fund) dated January 2, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 134 to the Registrant’s Form N-1A Registration Statement on February 26, 2009 and incorporated herein by reference.

(i)

Amended Schedule A, effective November 30, 2012, to the Expense Limitation Agreement between ING Investments Distributor, LLC, ING Investments, LLC, and ING Mutual Funds dated January 2, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(ii)

First Amendment, effective January 30, 2009, to the Expense Limitation Agreement between ING Investments, LLC, ING Investments Distributor, LLC and ING Mutual Funds dated January 2, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 136 to the Registrant’s Form N-1A Registration Statement on July 14, 2009 and incorporated herein by reference.

(7)	(A)

Underwriting Agreement between ING Mutual Funds and ING Investments Distributor, LLC dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Schedule A dated March 28, 2013 to the Underwriting Agreement between ING Mutual Funds and ING Investments Distributor, LLC dated September 23, 2002 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement filed on March 27, 2013 and incorporated herein by reference.

(8)		Not Applicable.

(9)	(A)

Custody Agreement with The Bank of New York Mellon dated January 6, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated March 28, 2013 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(B)

Foreign Custody Manager Agreement with the Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 99 to the Registrant’s Form N-1A Registration Statement on August 29, 2003 and incorporated herein by reference.

(i)

Amended Exhibit A dated March 28, 2013 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(ii)

Amended Schedule 2 dated June 4, 2008 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(C)

Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 111 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated March 28, 2013 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(10)	(A)

Second Amended and Restated Service and Distribution Plan (Class A shares) dated November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Amended and Restated Schedule A dated March 7, 2013 to the Second Amended and Restated Service and Distribution Plan (Class A shares) dated November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(B)

Second Amended and Restated Service and Distribution Plan (Class B shares) dated November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Schedule A, effective November 29, 2012, to the Amended and Restated Service and Distribution Plan (Class B shares) — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(C)

Second Amended and Restated Service and Distribution Plan (Class C shares) dated November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Amended and Restated Schedule A dated March 7, 2013 to the Second Amended and Restated Service and Distribution Plan (Class C shares) dated November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(D)

Amended and Restated Service and Distribution Plan (Class A shares for ING Global Natural Resources Fund and ING Russia Fund) dated November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Schedule A dated November 29 2012 to the Service and Distribution Plan (Class A shares for ING Global Natural Resources Fund and ING Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(E)

Amended and Restated Shareholder Servicing Plan (Class A, Class B, and Class C shares for ING Global Real Estate Fund) dated November 29, 2012— Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Schedule A dated November 29 2012 to the Service and Distribution Plan (Class A Class B, and Class C shares for ING Global Real Estate Fund) dated November 29, 2012— Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on

February 27, 2013 and incorporated herein by reference.

(F)

Amended and Restated Service and Distribution Plan (Class B shares for ING Global Natural Resources Fund and ING Russia Fund) dated November, 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Schedule A dated November 29, 2012 to the Service and Distribution Plan (Class B shares for ING Global Natural Resources Fund and ING Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(G)

Amended and Restated Distribution Plan (Class B shares for ING Global Real Estate Fund) dated November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Schedule A dated November 29, 2012 to the Distribution Plan (Class B shares for ING Global Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(H)

Amended and Restated Service and Distribution Plan (Class C shares for ING Global Natural Resources Fund and ING Russia Fund) dated November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Schedule A dated November 29, 2012 to the Service and Distribution Plan (Class C shares for ING Global Natural Resources Fund and ING Russia Fund) — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(I)

Amended and Restated Distribution Plan (Class C shares for ING Global Real Estate Fund) dated November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Schedule A dated November 29, 2012 to Distribution Plan (Class C shares for ING Global Real Estate Fund) — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(J)

Amended and Restated Shareholder Services Plan (Class O shares) dated November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Schedule A, effective November 29, 2012, to the Shareholder Services Plan (Class O shares) — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(K)

Amended and Restated Shareholder Service and Distribution Plan (Class R shares) dated August 14, 2006 and amended as of November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(i)

Amended Schedule A dated March 7, 2013 to the Shareholder Service and Distribution Plan (Class R shares) dated August 14, 2006 and amended as of November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and

incorporated herein by reference.

(L)

Eighth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 167 to the Registrant’s Form N-1A Registration Statement filed on November 30, 2012 and incorporated herein by reference.

(i)

Amended Schedule A dated March 7, 2013 to the Eighth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(ii)

Amended Schedule B dated March 7, 2013 to the Eighth Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, effective November 29, 2012 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement Filed on March 27, 2013 and incorporated herein by reference.

(11)		Opinion and Consent of Counsel — Filed as an Exhibit to the Registrant’s Form N-14 Registration Statement filed on March 22, 2013 and incorporated herein by reference.

(12)		Opinion and Consent of Counsel Supporting Tax Matters and Consequences — To be filed by subsequent post-effective amendment.

(13)	(A)

Amended and Restated Administration Agreement between ING Mutual Funds and ING Funds Services, LLC dated September 23, 2002 and amended and restated November 30, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(i)

Amended Schedule A dated March 28, 2013 to the Amended and Restated Administration Agreement between ING Mutual Funds and ING Funds Services, LLC dated September 23, 2002 and amended and restated November 30, 2008 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement filed on March 27, 2013 and incorporated herein by reference.

(ii)

Waiver Letter dated December 3, 2012 regarding the administrative fee for Class P shares of ING Global Bond Fund — Filed as an Exhibit to Post-Effective Amendment No. 174 to the Registrant’s Form N-1A Registration Statement on February 27, 2013 and incorporated herein by reference.

(B)

Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) and ING Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 135 to the Registrant’s Form N-1A Registration Statement on May 29, 2009 and incorporated herein by reference.

(i)

Amended Exhibit A, effective March 28, 2013, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and ING Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(ii)

Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and ING Mutual Funds dated February 25, 2009 — Filed as an Exhibit to Post-Effective Amendment No. 149 to the Registrant’s Form N-1A Registration Statement on July 28, 2011 and incorporated herein by reference.

(C)

Fund Accounting Agreement with The Bank of New York Melon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 101 to the Registrant’s Form N-1A Registration Statement on February 13, 2004 and incorporated herein by reference.

(i)

Amended Exhibit A dated March 28, 2013 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 — Filed as an Exhibit to Post-Effective Amendment No. 177 to the Registrant’s Form N-1A Registration Statement on March 27, 2013 and incorporated herein by reference.

(14)

Consent of independent registered public accounting firm — Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Form N-14 Registration Statement on April 16, 2013 and incorporated herein by reference.

(15)	Not applicable.

(16)	Powers of Attorney — Filed as an Exhibit to the Registrant’s Form N-14 Registration Statement filed on March 22, 2013 and incorporated herein by reference.

(17)	Not applicable.

ITEM 17. UNDERTAKINGS

(1)                                 The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)                                 The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)                                 The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and State of Arizona on the 9th day of May, 2013.

ING MUTUAL FUNDS

By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Shaun Mathews*	President, Chief Executive Officer and Interested Trustee	May 9, 2013

Todd Modic*	Senior Vice President and	May 9, 2013
Chief/Principal Financial Officer

Patricia W. Chadwick*	Trustee	May 9, 2013

J. Michael Earley*	Trustee	May 9, 2013

Patrick Kenny*	Trustee	May 9, 2013

Sheryl K. Pressler*	Trustee	May 9, 2013

Colleen D. Baldwin*	Trustee	May 9, 2013

Peter S. Drotch*	Trustee	May 9, 2013

Roger B. Vincent*	Trustee and Chairman	May 9, 2013

John V. Boyer*	Trustee	May 9, 2013

Robert W. Crispin*	Interested Trustee	May 9, 2013

*By:	/s/ Huey P. Falgout
Huey P. Falgout, Jr.
as Attorney-in-Fact**

** Powers of Attorney for Shaun Mathews, Todd Modic, and each Trustee previously filed.